UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule14a-12

Presidio Property Trust, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

NOTICE OF 2025 ANNUAL MEETING OF STOCKHOLDERS

NOTICE IS HEREBY GIVEN that the 2025 Annual Meeting of Stockholders (including any adjournments, postponements, or continuations thereof, “Annual Meeting”) of Presidio Property Trust, Inc., a Maryland corporation (“Presidio” or the “Company”), will be held as follows:

TIME:	8:30 A.M., Pacific Time

DATE:	June 2, 2025

PLACE:	We will have a virtual meeting which you can attend by visiting www.virtualshareholdermeeting.com/SQFT2025. There will be no physical location for in-person attendance at the Annual Meeting

The Annual Meeting will be held for the following purposes:

1.	To elect as directors of the Company the two nominees of the Company’s Board of Directors (the “Board”) named in the attached Proxy Statement, each to serve until the 2028 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified;

2.	To consider and vote upon the ratification of the appointment of Moss Adams LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025;

3.	To consider and vote upon an amendment and restatement of the Company’s 2017 Incentive Award Plan (the “Plan”) to (i) increase the number of shares available for issuance thereunder to 4,500,000 from 3,500,000 shares of common stock and (ii) revise the Plan’s evergreen provision to, on April 1st and October 1st of each year, automatically increase the maximum number of shares of common stock available under the Plan to 15% of the Company’s outstanding shares of common stock, if on such date 4,500,000 shares constitute less than 15% of the Company’s then-outstanding shares of common stock;

4.	To consider and vote upon an amendment to the Company’s charter to increase the number of authorized shares of preferred stock from 1,000,000 authorized shares to 2,000,000 shares;

5.	To consider and vote upon an amendment to the Company’s charter to clarify the time period required for submission of notice of intent to cumulate votes in the election of directors;

6.	To provide an advisory vote to approve executive compensation;

7.	To provide an advisory vote on the frequency of the advisory vote on executive compensation; and

8.	To transact such other business as may properly come before the Annual Meeting.

The foregoing items of business are more fully described in the attached Proxy Statement, which forms a part of this notice and is incorporated herein by reference. You are encouraged to read the Proxy Statement before voting or authorizing a proxy to vote on your behalf.

Who Can Vote:

Stockholders of record at the close of business on March 31, 2025 (the “Record Date”).

How You Can Vote:

You may cast your vote via mail, telephone, or the Internet. Certain stockholders may only be able to vote by mail. You may also vote virtually at the Annual Meeting.

Who May Attend:

All stockholders as of the Record Date and their proxy holders are cordially invited to attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/SQFT2025, where you will be able to listen to the meeting live, submit questions, and vote.

Whether or not you attend the Annual Meeting, it is important that your shares be represented at the Annual Meeting. We encourage you to please vote TODAY to ensure your voice is heard. You may vote by marking, signing, and dating the enclosed proxy card and returning it in the postage-paid envelope. Stockholders may also vote via the Internet or by telephone.

For more information and up-to-date postings, please go to www.presidiopt.com. Information on our website is not, and will not be deemed to be, a part of this Proxy Statement or incorporated into any of our other filings with the Securities and Exchange Commission.

Regardless of the number of shares of Presidio common stock that you own, your vote is important. Thank you for your continued support, interest, and investment in Presidio.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Jack K. Heilbron

Chairman of the Board, Chief Executive Officer, and President
San Diego, CA
April 17, 2025

This Notice of the Annual Meeting of Stockholders and the accompanying Proxy Statement will first be sent or made available to stockholders of record as of the close of business on March 31, 2025 on or about April 17, 2025.

If you have any questions or require any assistance in voting your shares, please contact us at (760) 471-8536.

4995 Murphy Canyon Road, Suite 300

San Diego, California 92123

PROXY STATEMENT

INTRODUCTION

This proxy statement (including all appendices attached hereto, this “Proxy Statement”) and the enclosed proxy card are being furnished to stockholders in connection with the solicitation of proxies by the Board of Directors (the “Board” or the “Board of Directors”) of Presidio Property Trust, Inc., a Maryland corporation (“Presidio,” the “Company,” “we,” “us” or “our”), for use at Presidio’s Annual Meeting of Stockholders (including any adjournments, postponements, or continuations thereof, the “Annual Meeting”). We anticipate that this Proxy Statement and the enclosed form of proxy card will first be sent or made available to stockholders of record as of the close of business on March 31, 2025 on or about April 17, 2025.

PROXY STATEMENT SUMMARY

This summary highlights information contained elsewhere in this Proxy Statement. As this summary does not contain all of the information that you should consider, we encourage you to carefully read the entire Proxy Statement for more information before voting.

THE 2025 ANNUAL MEETING

Annual Meeting of Stockholders

TIME:	8:30 A.M., Pacific Time.

DATE:	June 2, 2025.

PLACE:	We will have a virtual meeting which you can attend by visiting www.virtualshareholdermeeting.com/SQFT2025. There will be no physical location for in-person attendance at the Annual Meeting.

RECORD DATE:	The close of business on March 31, 2025 (the “Record Date”).

PROXY MATERIALS:	The Notice of the Annual Meeting of Stockholders, this Proxy Statement, the accompanying proxy card, and Presidio’s Annual Report on Form 10-K for the year ended December 31, 2024 will first be sent or made available to stockholders of record as of the Record Date on or about April 17, 2025.

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Proposals and Board Recommendations for Voting

PROPOSAL	RECOMMENDATION ON THE PROXY CARD	PAGE
Proposal 1 - To elect as directors of the Company the two nominees of the Company’s Board of Directors named in this Proxy Statement, each to serve until the 2028 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified.	“FOR ALL”	13

Proposal 2 - To consider and vote upon the ratification of the appointment of Moss Adams LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.	“FOR”	47

Proposal 3 - To consider and vote upon an amendment and restatement of the Company’s 2017 Incentive Award Plan (the “Plan”) to (i) increase the number of shares available for issuance thereunder to 4,500,000 from 3,500,000 shares of common stock and (ii) revise the Plan’s evergreen provision to, on April 1st and October 1st of each year, automatically increase the maximum number of shares of common stock available under the Plan to 15% of the Company’s outstanding shares of common stock, if on such date 4,500,000 shares constitute less than 15% of the Company’s then-outstanding shares of common stock.	“FOR”	48

Proposal 4 - To consider and vote upon an amendment to the Company’s charter to increase the number of authorized shares of preferred stock from 1,000,000 authorized shares to 2,000,000 shares.	“FOR”	50

Proposal 5 - To consider and vote upon an amendment to the Company’s charter to clarify the time period required for submission of notice of intent to cumulate votes in the election of directors.	“FOR”	52

Proposal 6 - To provide an advisory vote to approve executive compensation.	“FOR”	53

Proposal 7 - To provide an advisory vote on the frequency of the advisory vote on executive compensation.	“FOR EVERY THREE YEARS”	54

Whether or not you attend the Annual Meeting, it is important that your shares be represented at the Annual Meeting. We encourage you to please vote TODAY to ensure your voice is heard. You may vote by marking, signing, and dating the enclosed proxy card and returning it in the postage-paid envelope. Stockholders may also vote via the Internet or by telephone.

For more information and up-to-date postings, please go to www.presidiopt.com. Information on our website is not, and will not be deemed to be, a part of this Proxy Statement or incorporated into any of our other filings with the SEC. If you need assistance with voting or have any questions, please contact the Company at (760) 471-8536.

Regardless of the number of shares of Presidio common stock that you own, your vote is important. Whether or not you plan to participate in our virtual Annual Meeting, we urge you to submit your proxy as soon as possible to ensure your shares are represented and voted at the Annual Meeting. Thank you for your continued support, interest, and investment in Presidio.

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QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Why am I receiving these proxy materials?

You received these proxy materials because you are a stockholder of Presidio. The Board is providing these proxy materials to you in connection with Presidio’s Annual Meeting to be held on June 2, 2025 at 8:30 A.M., Pacific Time, via live webcast at www.virtualshareholdermeeting.com/SQFT2025. These materials will first be sent or made available to stockholders of record as of the Record Date on or about April 17, 2025. You are invited to attend the Annual Meeting and are requested to vote on the proposals described in this Proxy Statement.

These materials also include a voting instruction form or proxy card for the Annual Meeting. Voting instruction forms and proxy cards are being solicited on behalf of the Board. Presidio’s proxy materials include detailed information about the matters that will be considered and voted on at the Annual Meeting and provide updated information about Presidio that you should consider in order to make an informed decision when voting your shares.

When and where will the Annual Meeting be held?

The Annual Meeting is scheduled to be held on June 2, 2025 at 8:30 A.M., Pacific Time, in a virtual only meeting format via live webcast at www.virtualshareholdermeeting.com/SQFT2025. You will not be able to attend the Annual Meeting at a physical location. Attendance at the Annual Meeting will be limited to stockholders as of the Record Date, their proxy holders, and invited guests of Presidio. Access to the Annual Meeting may be granted to others at the discretion of Presidio and the chair of the Annual Meeting.

Please have your voting instruction form, proxy card, or other communication containing your control number available and follow the instructions to complete your registration request. You will be required to provide your control number to access the Annual Meeting.

If you are a beneficial holder, you must obtain a “legal proxy” from your broker, bank, or other nominee in order to vote at the Annual Meeting. If you need assistance with registration or voting, or have any questions, please contact the Company.

We will provide stockholders with the opportunity to ask questions via the virtual meeting platform. Instructions for submitting questions and making statements will be posted on the virtual meeting platform.

Even if you plan to attend the Annual Meeting, we strongly urge you to vote in advance either by completing, signing, and dating the enclosed voting instruction form or proxy card and returning it in the postage-paid envelope provided or by voting via the Internet or by telephone, as soon as possible. This will ensure your vote will be counted if you later are unable or decide not to attend the Annual Meeting.

What if I experience technical issues with the virtual meeting platform?

We will have technicians ready to assist you with any technical difficulties you may have while accessing the virtual Annual Meeting. If you encounter any difficulties accessing the virtual meeting during check-in or during the Annual Meeting, please call the technical support number that will be included in the reminder email you will receive the day before the meeting. We encourage you to access the virtual meeting prior to the start time. If you need assistance with registration, voting or have any questions, please contact the Company.

What is a proxy?

A proxy is your legal designation of another person (your “proxy”) to vote the shares of common stock you own at the Annual Meeting. By completing and returning the proxy card(s), which identify the individuals authorized to act as your proxy, you are giving each of those individuals the authority to vote your shares of common stock as you have instructed. By voting via proxy, each stockholder is able to cast his or her vote without having to attend the Annual Meeting.

Our Board is asking you to give your proxy to Jack K. Heilbron, our Chairman of the Board, Chief Executive Officer, and President, and Ed Bentzen, our Chief Financial Officer. Giving your proxy to Messrs. Heilbron and Bentzen means that you authorize them, either of them, or their duly appointed substitutes or re-substitutes to vote your shares at the Annual Meeting in accordance with your instructions.

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Why did I receive more than one proxy card?

You will receive multiple proxy cards if you hold your shares of common stock in different ways (e.g., different names, trusts, custodial accounts, joint tenancy) or in multiple accounts. If your shares of common stock are held by a broker or bank (i.e., in “street name”), you will receive your proxy card and other voting instructions directly from your brokerage firm, bank, trust, or other nominee. It is important that you complete, sign, date and return each proxy card you receive, or vote via the Internet or by telephone as described in the instructions included with your proxy card(s).

What matters will be voted on at the Annual Meeting?

We are aware of seven matters that stockholders may vote on at the Annual Meeting. The following items are each listed on the proxy card:

●	Proposal 1 - To elect as directors of the Company the two nominees named in this Proxy Statement, each to serve until the 2028 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified;

●	Proposal 2 - To consider and vote upon the ratification of the appointment of Moss Adams LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025;

●	Proposal 3 - To consider and vote upon an amendment and restatement of the Company’s 2017 Incentive Award Plan (the “Plan”) to (i) increase the number of shares available for issuance thereunder to 4,500,000 from 3,500,000 shares of common stock and (ii) revise the Plan’s evergreen provision to, on April 1st and October 1st of each year, automatically increase the maximum number of shares of common stock available under the Plan to 15% of the Company’s outstanding shares of common stock, if on such date 4,500,000 shares constitute less than 15% of the Company’s then-outstanding shares of common stock;

●	Proposal 4 - To consider and vote upon an amendment to the Company’s charter to increase the number of authorized shares of preferred stock from 1,000,000 authorized shares to 2,000,000 shares;

●	Proposal 5 - To consider and vote upon an amendment to the Company’s charter to clarify the time period required for submission of notice of intent to cumulate votes in the election of directors;

●	Proposal 6 - To provide an advisory vote to approve executive compensation; and

●	Proposal 7 - To provide an advisory vote on the frequency of the advisory vote on executive compensation.

We will also transact such other matters as may properly come before the Annual Meeting.

Could other matters be decided at the Annual Meeting?

The Board does not intend to present to the Annual Meeting any business other than the proposals described in this Proxy Statement. Our Board is not aware of any other business to be presented for action at the Annual Meeting. However, if any other matters properly come before the Annual Meeting, the individuals named as proxies on the enclosed proxy card, or their duly constituted substitutes acting at the Annual Meeting, will be authorized to vote or otherwise act thereon in accordance with their discretion on such matters to the extent authorized by Rule 14a-4(c) of the Exchange Act.

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What are the Board’s voting recommendations?

The Board unanimously recommends that you vote your shares using the enclosed proxy card:

●	“FOR ALL” two of the Board’s highly qualified and very experienced nominees to be elected to serve on the Board until the 2028 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified (Proposal 1);

●	“FOR” the ratification of the appointment of Moss Adams LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 (Proposal 2);

●	“FOR” an amendment and restatement of the Plan to (i) increase the number of shares available for issuance thereunder to 4,500,000 from 3,500,000 shares of common stock and (ii) revise the Plan’s evergreen provision to, on April 1st and October 1st of each year, automatically increase the maximum number of shares of common stock available under the Plan to 15% of the Company’s outstanding shares of common stock, if on such date 4,500,000 shares constitute less than 15% of the Company’s then-outstanding shares of common stock (Proposal 3);

●	“FOR” an amendment to the Company’s charter to increase the number of authorized shares of preferred stock from 1,000,000 authorized shares to 2,000,000 shares (Proposal 4);

●	“FOR” an amendment to the Company’s charter to clarify the time period required for submission of notice of intent to cumulate votes in the election of directors (Proposal 5);

●	“FOR” the proposal to approve, on an advisory basis, the compensation of our named executive officers (Proposal 6); and

●	“FOR EVERY THREE YEARS” as the frequency with which stockholders are provided an advisory vote regarding our named executive officer’s compensation (Proposal 7).

All shares represented by validly executed proxy cards received prior to the taking of the vote at the Annual Meeting will be voted by the designated proxy holders and, where a stockholder specifies by means of the proxy card a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the stockholder’s instructions.

THE BOARD RECOMMENDS A VOTE “FOR ALL” OF OUR BOARD’S HIGHLY QUALIFIED AND VERY EXPERIENCED NOMINEES LISTED ON THE ENCLOSED PROXY CARD. If you indicate on your proxy card, via the Internet or by telephone, that you want to withhold authority to vote for a particular nominee, then your shares will not be voted for that nominee.

We do not expect any additional matters to be presented for action at the Annual Meeting other than the matters described in this Proxy Statement. However, by either signing, dating, and returning your proxy card or following the instructions on the enclosed proxy card to submit your proxy and voting instructions via the Internet or by telephone, you will give to the persons named as proxies discretionary voting authority, to the extent authorized by Rule 14a-4(c) of the Exchange Act, with respect to any other matter that may properly come before the Annual Meeting.

Do I have to attend the Annual Meeting to vote?

No. If you want to have your vote count at the Annual Meeting, but not actually attend the meeting, you may vote by granting a proxy or—for beneficial owners (i.e., “street name” stockholders)—by submitting voting instructions to your broker, bank, or other nominee. In most instances, you will be able to do this via the Internet, by telephone, or by mail.

In the United States, if you are not in possession of your voting proxy or instruction form, please contact your broker or bank for assistance in obtaining a duplicate control number.

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How may I obtain a paper copy of the proxy materials?

To receive, free of charge, a separate paper copy of this Proxy Statement or Presidio’s 2024 Annual Report, stockholders may write or call our offices at the following address or telephone number:

Presidio Property Trust, Inc.

Attn: Investor Relations

4995 Murphy Canyon Road, Suite 300

San Diego, California 92123

(760) 471-8536

Beneficial owners (i.e., “street name” stockholders) may contact their brokerage firm, bank, or other similar organization to request information.

What is the Record Date and what does it mean?

Our Board established the close of business on March 31, 2025 as the Record Date for the Annual Meeting to be held on June 2, 2025. Stockholders of record at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting.

What is the difference between a “registered stockholder” and a “street name stockholder?”

These terms describe how your shares of common stock are held.

If your shares of common stock are registered directly in your name with Issuer Direct—Presidio’s transfer agent—you are a stockholder of record (also known as a “registered stockholder”).

If your shares of common stock are held in the name of a brokerage, bank, trust, or other nominee as a custodian, you are a beneficial owner (i.e., a “street name” stockholder). As a beneficial owner, you have the right to instruct the broker, bank, or other nominee on how to vote the shares of common stock in your account. Please refer to the voting instructions provided by your bank, broker, or other nominee to direct it how to vote your shares. You are also invited to attend the Annual Meeting. However, because you are not the stockholder of record, you will not be able to vote the shares of which you are the beneficial owner electronically at the Annual Meeting unless you obtain a legal proxy from the stockholder of record authorizing you to vote the shares.

How many shares of common stock are entitled to vote at the Annual Meeting?

As of the close of business on March 31, 2025, the Record Date, there were approximately 14,154,032 shares of Series A Common Stock outstanding. No shares of Series C Common Stock have been issued. Each share of common stock entitles the holder thereof to one vote for as many individuals as there are directors to be elected at the Annual Meeting and one vote on each other matter that is properly brought before the Annual Meeting.

How many votes must be present to hold the Annual Meeting?

A majority of the shares of common stock entitled to vote at the Annual Meeting must be represented electronically (given the virtual nature of the Annual Meeting) or by proxy at the Annual Meeting to constitute a quorum for the transaction of business. For purposes of determining whether a quorum is present, each share of common stock is deemed to entitle the holder to one vote per share.

Your shares will be counted for purposes of determining if there is a quorum if you:

●	Are entitled to vote and are present at the virtual Annual Meeting; or

●	Have properly voted via the Internet, by telephone or by submitting a proxy card or voting instruction form by mail.

Abstentions and broker non-votes are counted as present for purposes of determining the presence of a quorum at the Annual Meeting. For additional information regarding broker non-votes, please see “How do abstentions, against votes, broker non-votes, withhold votes, and unmarked proxy cards affect the voting results?” in the Proxy Statement.

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If a quorum is not present at the Annual Meeting, the chairman of the meeting or the stockholders entitled to vote at the Annual Meeting, present in person or by proxy, may adjourn the Annual Meeting, one or more times until a quorum is deemed to be present, to a date not more than 120 days after the original record date of March 31, 2025, without notice other than announcement at the meeting. The persons named as proxies will vote in favor of any such adjournment.

The NYSE rules applicable to brokers, banks, and other nominees that are NYSE members determine whether your broker, bank, or other nominee may vote your shares in its discretion even if it does not receive voting instructions from you. These rules apply even for companies that are, like Presidio, listed on the Nasdaq Stock Market LLC (“Nasdaq”), since the rules apply to the banks, brokers, and other nominees that are NYSE members. Since Presidio’s proposal for the ratification of the appointment of Moss Adams LLP, as Presidio’s independent registered public accounting firm for the fiscal year ending December 31, 2025 (Proposal 2) is regarded by the NYSE as a “routine” proposal, brokers, banks, and other nominees will have discretionary voting authority at the Annual Meeting with respect to Proposal 2.

Should a broker, bank, or other nominee exercise its discretionary authority to vote your shares of common stock with respect to Proposal 2 in the absence of instructions from you, such uninstructed shares will be counted for purposes of determining whether a quorum exists at the Annual Meeting. However, please be advised that it is possible that a broker, bank, or other nominee may choose not to exercise discretionary authority with respect to Proposal 2. In that case, if you do not instruct your broker, bank, or other nominee how to vote your shares of common stock with respect to Proposal 2, such broker, bank, or other nominee may choose not to vote your uninstructed shares with respect to Proposal 2 and, accordingly, such uninstructed shares would not be voted or counted for determining whether a quorum exists at the Annual Meeting.

A properly executed and valid proxy marked “withhold” with respect to the election of one or more of Presidio’s director nominees will also be counted as present for purposes of determining if there is a quorum present at the Annual Meeting.

What vote is required to approve each proposal?

Proposal 1 – Election of Directors. Voting for the election of directors in Proposal 1 will be cumulative if, prior to commencement of the voting, a stockholder gives us notice of his or her intention to cumulate votes. If any stockholder gives such a notice, then every stockholder will be entitled to such rights, in which case, you may cumulate your total votes and cast all of your votes for any one or a combination of director nominees. In cumulative voting, your total votes equal the number of director nominees multiplied by the number of shares of common stock that you are entitled to vote. In the event that a quorum is not present at the Annual Meeting and, accordingly, business cannot be conducted at the meeting, each of the Company’s current Class II directors, Jennifer A. Barnes and Tracie Hager, will remain in office and continue to serve until their successors are duly elected and qualify. You may vote FOR or WITHHOLD your vote from any one or more of the nominees. In the event of cumulative voting, the two nominees for the Board who receive the most votes will be elected. If no stockholder provides notice of an intention to cumulate votes in the election of directors, directors will be elected by a plurality of all the votes cast at a meeting in which directors are being elected. If you do not instruct your bank or broker how to vote with respect to this item, your bank or broker may not vote with respect to the election of directors.

Proposal 2 – Ratification of the Appointment of Moss Adams LLP. The affirmative vote of a majority of the votes cast is required to ratify the appointment of Moss Adams LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025. If the stockholders do not ratify the appointment, the Audit Committee of the Board (the “Audit Committee”) will consider the results and any information submitted by the stockholders in determining whether to retain Moss Adams LLP as Presidio’s independent registered public accounting firm for the fiscal year ending December 31, 2025. Even if the appointment is ratified, the Audit Committee, in its discretion, may change the appointment at any time during the year if it determines that a change would be in the best interests of Presidio.

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Proposal 3 – Amendment and restatement of the Company’s 2017 Incentive Award Plan (the “Plan”) to (i) increase the number of shares available for issuance thereunder to 4,500,000 from 3,500,000 shares of common stock and (ii) revise the Plan’s evergreen provision to, on April 1st and October 1st of each year, automatically increase the maximum number of shares of common stock available under the Plan to 15% of the Company’s outstanding shares of common stock, if on such date 4,500,000 shares constitute less than 15% of the Company’s then-outstanding shares of common stock. The affirmative vote of a majority of the votes cast is required to approve an amendment and restatement of the Company’s 2017 Incentive Award Plan to (i) increase the number of shares available for issuance thereunder to 4,500,000 from 3,500,000 shares of common stock and (ii) revise the Plan’s evergreen provision to, on April 1st and October 1st of each year, automatically increase the maximum number of shares of common stock available under the Plan to 15% of the Company’s outstanding shares of common stock, if on such date 4,500,000 shares constitute less than 15% of the Company’s then-outstanding shares of common stock.

Proposal 4 – Amendment to the Company’s charter to increase the number of authorized shares of preferred stock from 1,000,000 authorized shares to 2,000,000 shares. The affirmative vote of the holders of a majority of all of the votes entitled to be cast on the matter is required to approve an amendment to our charter to increase the number of authorized shares of preferred stock from 1,000,000 authorized shares to 2,000,000 shares.

Proposal 5 - Amendment to the Company’s charter to clarify the time period required for submission of notice of intent to cumulate votes in the election of directors. The affirmative vote of the holders of a majority of all of the votes entitled to be cast on the matter is required to approve an amendment to our charter to clarify the time period required for submission of notice of intent to cumulate votes in the election of directors.

Proposal 6 – Approval of the compensation of our named executive officers. The affirmative vote of a majority of the votes cast is required to approve, on a non-binding advisory basis, the compensation of our named executive officers.

Proposal 7 – Determine the frequency with which stockholders are provided an advisory vote regarding our named executive officers’ compensation. The frequency option receiving the most votes will be approved, on a non-binding advisory basis.

How do abstentions, against votes, broker non-votes, withhold votes, and unmarked proxy cards affect the voting results?

Abstentions and Broker Non-Votes.

Proposal 1 – Election of Directors. Abstentions and withhold votes, if any, will have no effect on the outcome of Proposal 1. Broker discretionary voting is not permitted with respect to Proposal 1, and broker non-votes will have no effect on the outcome of Proposal 1.

Proposal 2 – Ratification of the Appointment of Moss Adams LLP. Abstentions are not considered votes cast and, accordingly, will have no effect on the outcome of Proposal 2. Broker non-votes, if any, will also have no effect on the outcome of Proposal 2, although they will be considered present for the purpose of determining the presence of a quorum. Your broker, bank, or other nominee will have discretionary authority at the Annual Meeting to vote your shares of common stock with respect to Proposal 2 without voting instructions from you and, accordingly, we do not currently expect that broker non-votes will be applicable to Proposal 2. However, please be advised that it is possible that a broker, bank, or other nominee may choose not to exercise discretionary authority with respect to Proposal 2. In that case, if you do not instruct your broker, bank, or other nominee how to vote your shares of common stock with respect to Proposal 2, it is possible that such broker, bank, or other nominee may choose not to vote your uninstructed shares with respect to Proposal 2 and, accordingly, such uninstructed shares would not be voted or counted for determining whether a quorum exists at the Annual Meeting.

Proposal 3 – Amendment and restatement of the Company’s 2017 Incentive Award Plan (the “Plan”) to (i) increase the number of shares available for issuance thereunder to 4,500,000 from 3,500,000 shares of common stock and (ii) revise the Plan’s evergreen provision to, on April 1st and October 1st of each year, automatically increase the maximum number of shares of common stock available under the Plan to 15% of the Company’s outstanding shares of common stock, if on such date 4,500,000 shares constitute less than 15% of the Company’s then-outstanding shares of common stock. Abstentions and broker non-votes, if any, will have no effect on the result of the vote on Proposal 3, although they will be considered present for the purpose of determining the presence of a quorum.

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Proposal 4 – Amendment to the Company’s charter to increase the number of authorized shares of preferred stock from 1,000,000 authorized shares to 2,000,000 shares. Abstentions and broker non-votes, if any, will have the same effect as votes against Proposal 4, although they will be considered present for the purpose of determining the presence of a quorum.

Proposal 5 - Amendment to the Company’s charter to clarify the procedures related to cumulative voting in the election of director. Abstentions and broker non-votes, if any, will have the same effect as votes against Proposal 5, although they will be considered present for the purpose of determining the presence of a quorum.

Proposal 6 – Approval of the compensation of our named executive officers. Abstentions and broker non-votes, if any, will no effect on the outcome of Proposal 6, although they will be considered present for the purpose of determining the presence of a quorum.

Proposal 7 – Determine the frequency of with which stockholders are provided an advisory vote regarding our named executive officer’s compensation. Abstentions and broker non-votes, if any, will have no effect on the outcome of Proposal 7, although they will be considered present for the purpose of determining the presence of a quorum.

Brokers, banks, and other nominees will be able to exercise discretionary authority to vote your uninstructed shares of common stock with respect to Proposal 2, but will not be able to exercise discretionary authority with respect to any of the other proposals described in this Proxy Statement. Therefore, we expect that there will be broker non-votes with respect to such other proposals.

Unmarked Proxy Cards. If you sign and return the enclosed proxy card or otherwise vote as directed herein, but do not mark how your shares are to be voted, the individuals named as proxies on such proxy card will vote your shares in accordance with the recommendation of the Board on the seven (7) proposals described in this Proxy Statement. Accordingly, if no direction is made, an unmarked but signed proxy card will be voted:

●	“FOR ALL” two of the Board’s highly qualified and very experienced nominees to be elected to serve on the Board until the 2028 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified (Proposal 1);

●	“FOR” the ratification of the appointment of Moss Adams LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 (Proposal 2);

●	“FOR” an amendment and restatement of the Company’s 2017 Incentive Award Plan (the “Plan”) to (i) increase the number of shares available for issuance thereunder to 4,500,000 from 3,500,000 shares of common stock and (ii) revise the Plan’s evergreen provision to, on April 1st and October 1st of each year, automatically increase the maximum number of shares of common stock available under the Plan to 15% of the Company’s outstanding shares of common stock, if on such date 4,500,000 shares constitute less than 15% of the Company’s then-outstanding shares of common stock (Proposal 3);

●	“FOR” an amendment to the Company’s charter to increase the number of authorized shares of preferred stock from 1,000,000 authorized shares to 2,000,000 shares (Proposal 4);

●	“FOR” an amendment to the Company’s charter to clarify the time period required for submission of notice of intent to cumulate votes in the election of directors (Proposal 5);

●	“FOR” the proposal to approve, on an advisory basis, the compensation of our named executive officers (Proposal 6); and

●	“FOR EVERY THREE YEARS” as the frequency with which stockholders are provided an advisory vote regarding our named executive officer’s compensation (Proposal 7).

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If any other matters properly come before the Annual Meeting, the individuals named as proxies on the enclosed proxy card, or their duly constituted substitutes or re-substitutes acting at the Annual Meeting, will be authorized to vote or otherwise act thereon in accordance with their discretion on such matters to the extent authorized by Rule 14a-4(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

What if my shares of common stock are held in “street name” by my broker?

Please be sure to give specific voting instructions to your broker, bank, or other nominee so that your vote can be counted. If you hold your shares of common stock in the name of your broker, bank, or other nominee and wish to vote at the Annual Meeting, you must contact your broker, bank, or other nominee and request a document called a “legal proxy.” You must obtain this legal proxy in order to vote at the Annual Meeting. Even if you plan to attend the Annual Meeting, management strongly recommends that you vote your shares prior to attending the meeting.

If you are a beneficial owner of shares held in “street name” and do not provide the organization that holds your shares with specific voting instructions, then the organization that holds your shares may generally vote on “routine” matters but cannot vote on “non-routine” matters, as determined by applicable U.S. Securities and Exchange Commission (the “SEC”) and NYSE rules. A “broker non-vote” occurs when there are both routine and non-routine matters on the proxy card, and the broker marks a vote on the routine matter (either as instructed by the client or, if not instructed, in the broker’s discretion) and crosses out those non-routine matters on which it has no voting authority without the client’s instruction.

Each of Proposal 1, Proposal 3, Proposal 4, Proposal 5, Proposal 6, and Proposal 7 included in the Proxy Statement is generally considered a non-routine matter, and therefore brokers, banks, and other nominees will not have discretionary authority to vote your shares of common stock on these proposals if you do not provide them with specific voting instructions.

The approval of the ratification of the appointment of Moss Adams LLP as our independent registered public accounting firm (Proposal 2) is considered by the NYSE to be a “routine” matter. As such, your broker, bank, or other nominee will have discretionary authority to vote your shares of common stock with respect to Proposal 2 without voting instructions from you. Accordingly, broker non-votes will not be applicable to Proposal 2. However, please be advised that it is possible that a broker, bank, or other nominee may choose not to exercise discretionary authority with respect to Proposal 2. In that case, if you do not instruct your broker, bank, or other nominee how to vote your shares of common stock with respect to Proposal 2, it is possible that such broker, bank, or other nominee may choose not to vote your uninstructed shares with respect to Proposal 2 and, accordingly, such uninstructed shares would not be voted or counted for determining whether a quorum exists at the Annual Meeting.

Where will I be able to find voting results of the Annual Meeting?

Voting results will be tallied by the inspector of election. Presidio will report the official voting results in a Current Report on Form 8-K, to be filed with the SEC within four business days following the Annual Meeting. If the official results are not available at that time, Presidio will provide preliminary voting results in the Form 8-K and will provide the final results in an amendment to the Form 8-K as soon as they become available.

How can I vote my shares of common stock?

Whether you are a stockholder of record or a beneficial owner holding any of your shares of common stock in “street name,” such as in a stock brokerage account with a broker or through a bank or other nominee, you may vote in the following ways:

By Phone:

Vote by dialing the number on the proxy card or voting instruction form and following the easy voice prompts.

By Internet:

Follow the instructions included on the proxy card or voting instruction form.

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At the Virtual Annual Meeting:

Attend the virtual Annual Meeting and vote your shares electronically during the meeting. If you hold any shares in “street name,” you may not vote at the meeting unless you obtain a legal proxy from the organization that holds your shares.

By Mail

If you request printed copies of the proxy materials by mail, you will receive a proxy card and you may vote the proxy by filling out the proxy card and returning it in the enclosed postage-paid envelope.

Even if you plan to attend the virtual Annual Meeting, we encourage you to vote your shares on the proxy card TODAY by Internet, telephone or mail to ensure that your votes are counted at the Annual Meeting.

The deadline for voting via the Internet or by telephone will vary depending upon how you vote your shares. Please follow the instructions shown on your proxy card or voting instruction form.

If you are not the stockholder of record, please refer to the voting instructions provided by your bank, broker, or other nominee to direct it how to vote your shares on the voting instruction form. Your vote is important. You are also invited to attend the Annual Meeting. However, if you are not the stockholder of record, you may not vote these shares electronically at the Annual Meeting unless you obtain a legal proxy from the stockholder of record authorizing you to vote the shares of common stock.

Certain of our stockholders hold their shares in more than one account and may receive separate proxy cards or voting instruction forms for each of those accounts. To ensure that all of your shares are represented at the Annual Meeting, we recommend that you submit every proxy card or voting instruction form you receive.

OUR BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR ALL” OF PRESIDIO’S NOMINEES (JENNIFER A. BARNES AND TRACIE HAGER).

Can I change my vote after I have mailed in my proxy card(s) or submitted my vote via the Internet or by telephone?

If you are a stockholder of record, you may revoke your proxy or change your vote prior to the Annual Meeting by:

●	Voting again via the Internet or by telephone at a later time (but no later than 11:59 P.M. Eastern Time, on June 1, 2025);

●	Signing, dating, and returning a new proxy card or voting instruction form with a later date (which, if mailed, should be sent to us sufficiently in advance that it is received before the Annual Meeting);

●	Signing, dating, and mailing an instrument revoking the proxy to the attention of the Secretary, Presidio Property Trust, Inc., 4995 Murphy Canyon Road, Suite 300, San Diego, California 92123; or

●	Voting electronically at the Annual Meeting.

If you are a beneficial owner of your shares and you have instructed your bank, broker, or other nominee to vote your shares, you may change your vote prior to the Annual Meeting by following directions provided by your bank, broker, or other nominee to change such voting instructions. If you hold shares in “street name,” your attendance at the Annual Meeting will not revoke your voting instructions. In the absence of a revocation, shares represented by proxies will be voted at the Annual Meeting.

How will my proxy be voted?

If you complete, sign, date, and return your proxy card(s) or vote via the Internet or by telephone, your proxy will be voted in accordance with your instructions. If you are a stockholder of record, and you sign and date your proxy card(s) but do not indicate how you want to vote, your shares of common stock will be voted as our Board unanimously recommends for each of the proposals. If you are a beneficial owner (i.e., a “street name” stockholder), and you sign and date your proxy card(s) but do not indicate how you want to vote, then the organization that holds your shares of common stock may generally vote on “routine” matters (also referred to as “discretionary matters”) but cannot vote on “non-routine” matters (also referred to as “non-discretionary matters”), as determined by applicable SEC and NYSE rules. Please see “What if my shares of common stock are held in “street name” by my broker?” above.

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Who may attend the Annual Meeting?

Attendance at the virtual Annual Meeting will be limited to stockholders as of the Record Date, their proxy holders, and invited guests of Presidio. Access to the Annual Meeting may be granted to others at the discretion of Presidio and the chair of the Annual Meeting. You will be required to provide your control number to access the Annual Meeting..

Please have your voting instruction form, proxy card, or other communication containing your control number available and follow the instructions to complete your registration request. If you are a beneficial holder, you must obtain a “legal proxy” from your broker, bank, or other nominee to vote during the Annual Meeting. Upon completing registration, participants will receive further instructions via email, including unique links that will allow them to access the meeting.

Even if you plan to attend the Annual Meeting, we strongly urge you to vote in advance either by completing, signing, and dating the enclosed voting instruction form or proxy card and returning it in the postage-paid envelope provided or by voting via the Internet or by telephone, as soon as possible. This will ensure your vote will be counted if you later are unable or decide not to attend the Annual Meeting.

Is my vote confidential?

Proxy instructions, ballots, and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within Presidio or to third parties, except:

●	As necessary to meet applicable legal requirements;

●	To allow for the tabulation and certification of votes; and

●	To facilitate a proxy solicitation.

Who is paying the costs of the proxy solicitation?

Presidio will bear the cost of the proxy solicitation by it and our Board, including amounts paid to banks, brokers, proxy solicitors, and other record owners to reimburse them for their expenses in forwarding solicitation materials regarding the Annual Meeting to beneficial owners of common stock. For additional information regarding the cost of this solicitation, please see the section “Solicitation of Proxies” in this Proxy Statement.

How will proxies be solicited?

The solicitation of proxies may occur by mail, facsimile, telephone, email, internet, including social media platforms, text messages, other electronic means, personal contact, and by advertisements. Our directors, officers, and regular employees (at no additional compensation) may participate in the solicitation of proxies from stockholders. For additional information regarding how proxies will be solicited, please see the section “Solicitation of Proxies” in this Proxy Statement.

Who should I call if I have questions about the Annual Meeting?

If you have any questions or require assistance voting, or if you need additional copies of the proxy materials, please call the Company at (760) 471-8536.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting

to Be Held at 8:30 A.M., Pacific Time, on June 2, 2025.

The Notice of the 2025 Annual Meeting of Stockholders, this Proxy Statement,

the accompanying proxy card and our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 are available at

https://www.presidiopt.com

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PROPOSAL 1

ELECTION OF DIRECTORS

Pursuant to the Presidio Bylaws and as fixed by our Board of Directors, the number of members of the Board is currently set at seven directors. As of the date of this proxy statement the Board consists of six members as a result of David T. Bruen’s resignation from the Board on April 10, 2025. Four of our directors are independent within the meaning of the listing standards of Nasdaq. In accordance with the recommendation of the Nominating and Corporate Governance Committee, the Board intends to fill the board member vacancy.

In accordance with the Articles Supplementary relating to the Company’s election to be subject to Section 3-803 of the MGCL, the Board is classified into three classes with directors serving three-year terms, with such classes designated Class I, Class II, and Class III. The term of the Class I directors shall last until the 2027 Annual Meeting and until their successors are elected and qualified. The term of the Class II directors shall last until the 2025 Annual Meeting of Stockholders and until their successors are elected and qualified. The term of the Class III directors shall last until the 2026 Annual Meeting of Stockholders and until their successors are elected and qualified. At each annual meeting of the stockholders of the Company, the successors to the class of directors whose term expires at that meeting shall be elected to hold office for a term continuing until the annual meeting of stockholders held in the third year following the year of their election and until their successors are elected and qualified. The Class I directors consist of Steve Hightower, the Class II directors consist of Jennifer A. Barnes and Tracie Hager, and the Class III directors consist of Jack K. Heilbron, James R. Durfey, and Elena Piliptchak.

At the Annual Meeting, you will be asked to elect two (2) directors to the Board who are classified into Class II. The following current directors have been nominated for re-election at the Annual Meeting as Class II directors: Jennifer A. Barnes and Tracie Hager. Each of the nominees recommended by the Board has consented to serving as nominees for election to the Board, to being named in this Proxy Statement, and to serving as members of the Board if re-elected at the Annual Meeting. As of the date of this Proxy Statement, the Company has no reason to believe that any of the Board’s nominees will be unable or unwilling to serve if elected as a director. However, if for any reason any of the Board’s nominees become unable to serve or for good cause will not serve if elected, the Board, upon the recommendation of its Nominating and Corporate Governance Committee, may designate substitute nominees, in which event the shares represented by proxies returned to us will be voted for such substitute nominees. If any substitute nominees are so designated, the Company will file an amended proxy statement that, as applicable, identifies the substitute nominees, discloses that such nominees have consented to being named in the amended proxy statement and to serve as directors if elected, and includes certain biographical and other information about such nominees required by the applicable rules promulgated by the SEC.

For your review and consideration, a biography of each nominee for director is contained in this Proxy Statement under the section titled “Director Nominee Biographies.” Each Class II director nominee set forth in this Proxy Statement and elected at the Annual Meeting will serve until the 2028 Annual Meeting of Stockholders and until such individual’s successor is duly elected and qualified.

Unless otherwise specified, if you sign and return the enclosed proxy card, it will be voted “FOR ALL” of our Board’s highly qualified and very experienced nominees to be elected to serve on the Board until the 2028 Annual Meeting of Stockholders and until their successors are duly elected and qualified: Jennifer A. Barnes and Tracie Hager.

Cooperation Agreement with Zuma Capital Management, LLC

On May 9, 2024, the Company entered into a cooperation agreement (the “Cooperation Agreement”) with Zuma Capital Management, LLC (“Zuma”) and certain individuals and entities named on the signature pages thereto (such individuals and entities, collectively and together with Zuma, the “Investor Group,” and the Investor Group, together with the Company, the “Parties”) with respect to the composition of the Board, the Annual Meeting, and certain other matters, as provided in the Cooperation Agreement.

Pursuant to the Cooperation Agreement, Zuma irrevocably withdrew the letter it submitted notifying the Company of its intent to nominate certain director candidates to the Board at the Company’s 2024 annual meeting of stockholders (the “2024 Annual Meeting”) (such letter, as supplemented from time to time, the “Nomination Notice”), and agreed to cease all solicitation efforts in connection with the 2024 Annual Meeting.

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The Cooperation Agreement was effective upon its execution and terminates on the date on which results for the Company’s 2026 annual meeting of stockholders (including any and all adjournments, postponements, and continuations thereof, the “2026 Annual Meeting”) are certified; provided, however, that if the Company re-nominates the New Director (as defined below) or any Replacement Appointee (as defined below) at the 2026 Annual Meeting, the termination date of the Cooperation Agreement will be automatically extended until the date that the New Director or any Replacement Appointee, as applicable, is no longer a member of the Board (the “Termination Date”).

Pursuant to the Cooperation Agreement, on May 9, 2024, the Company increased the size of the Board from six to seven directors and appointed Ms. Piliptchak (the “New Director”) as a Class III director to the Board, with an initial term expiring at the 2026 Annual Meeting.

Pursuant to the Cooperation Agreement, the Company agreed that, during the period from the date of the Cooperation Agreement to the Termination Date, the New Director will be given the same due consideration for membership to each committee of the Board as any other independent director, and within 14 days of the date of the Cooperation Agreement, the New Director will be appointed to at least two (2) of the Board’s committees, including the Nominating and Corporate Governance Committee and that the second committee appointment will be to the Audit Committee, the Compensation Committee, or a newly constituted Strategy Committee; provided that, with respect to such committee appointment(s), the New Director is and continues to remain eligible to serve as a member of such committee pursuant to applicable law, rule, or regulation (including those of the SEC and Nasdaq which are applicable to such committee).

Pursuant to the Cooperation Agreement, the New Director is entitled to the same director benefits as the other non-employee members of the Board and is required to comply with the Company’s charter, Bylaws, committee charters, and corporate governance, ethics, conflict of interest, confidentiality, Regulation FD, stock ownership and trading policies and guidelines and similar corporate governance documents, policies, processes, codes, rules, standards and guidelines, in each case as currently in effect and as amended from time to time (collectively, the “Company Policies”).

If the New Director or any Replacement Appointee is unable or unwilling to serve as a director for any reason or resigns or is removed as a director prior to the Termination Date and at such time the Investor Group maintains an aggregate beneficial ownership of at least three percent (3%) of the Company’s then outstanding shares of Series A Common Stock (“Common Stock”), Zuma has the ability to identify and propose a replacement therefor (and will consider in good faith any proposed replacements suggested by the Company), which the Board will, in good faith, accept or reject. If there is a rejection, Zuma will have the right to continue to identify and propose replacement candidates until a replacement is mutually agreed upon by the Company and Zuma (any such replacement, the “Replacement Appointee”) for appointment to the Board. Such Replacement Appointee must (i) be reasonably acceptable to the Board; (ii) be qualified to serve as a member of the Board under all Company Policies and applicable legal and regulatory requirements; (iii) meet the independence requirements with respect to the Company of the listing rules of the Nasdaq and all applicable rules of the SEC; (iv) have complied with the Company’s procedures for new director candidates (including the full completion of a directors’ and officers’ questionnaire, undergoing a customary background check, and participating in interviews with the members of the Nominating and Corporate Governance Committee and/or other members of the Board); (v) have no then existing or past material relationship with any member of the Investor Group or any Affiliate (as defined in the Cooperation Agreement) or Associate (as defined in the Cooperation Agreement) thereof (as determined in good faith by the Board); and (vi) serve on no more than a total of three other public company boards.

Pursuant to the Cooperation Agreement, the Investor Group and its Representatives (as defined in the Cooperation Agreement) agreed that, until the Termination Date, they will comply with customary standstill restrictions, including, among others, with respect to proxy contests, other activist campaigns, books and records demands, share purchases and related matters, including that each individual member of the Investor Group, together with their respective Affiliates and Associates, cannot acquire beneficial ownership or economic exposure of shares of the Company’s Common Stock to the extent that such ownership of the Investor Group, in the aggregate (whether beneficial ownership, economic exposure, or a combination thereof), exceeds 8.0% of the Company’s outstanding Common Stock.

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In the Cooperation Agreement, each Party agreed not to threaten or initiate legal proceedings against the other Party or to knowingly encourage, solicit, or assist any person to threaten or initiate legal proceedings against the other Party prior to the Termination Date.

The Cooperation Agreement contains customary mutual non-disparagement provisions which prohibit each Party from making disparaging statements regarding the other Party or its respective Representatives prior to the Termination Date.

Additionally, each member of the Investor Group agreed to vote, solely on the Company’s proxy, voting instruction, or consent card, all shares of the Company’s Common Stock owned by it or any of its Affiliates or Associates, including shares acquired after the date of the Cooperation Agreement, (i) at the 2024 Annual Meeting in accordance with the Board’s recommendations as set forth in the Company’s definitive proxy statement, and (ii) at any meeting, or any action by written consent, of the Company’s stockholders, that occurs prior to the Termination Date, in accordance with the Board’s recommendations with respect to (a) the election, removal or replacement of directors of the Company, and (b) any other proposal submitted to stockholders; provided, however, that in the event Institutional Shareholder Services Inc. (“ISS”) or Glass Lewis & Co., LLC (“Glass Lewis”) recommends otherwise with respect to any proposals (other than with respect to the election, removal, and/or replacement of directors), the Investor Group will be permitted to vote in accordance with the ISS or Glass Lewis recommendation; provided, further, that the Investor Group will be permitted to vote in its sole discretion with respect to any Extraordinary Transaction (as defined in the Cooperation Agreement) submitted for stockholder approval that would result in a change of control of the Company.

Pursuant to the Cooperation Agreement, the Company agreed to reimburse the Investor Group up to $100,000 for the Investor Group’s reasonably incurred and documented out-of-pocket fees and expenses (including legal fees) incurred in connection with the Investor Group’s investment in the Company, including, but not limited to, the Investor Group’s preparation of the Nomination Notice and negotiation and execution of the Cooperation Agreement and related activities.

The foregoing summary of the Cooperation Agreement does not purport to be complete and is subject to, and qualified in its entirety, by reference to the full text of the Cooperation Agreement, a copy of which is filed as Exhibit 10.1 to a Current Report on Form 8-K filed by the Company with the SEC on May 10, 2024.

DIRECTOR NOMINEES

Our Board consists of a diverse group of highly experienced and accomplished leaders in their respective fields. The following table provides summary information about the Board’s director nominees standing for election at the Annual Meeting, each of whom is currently a member of the Board. Detailed information about each director nominee’s background, skill set, and areas of experience can be found beginning on page 15 of this Proxy Statement.

Set forth below are the names of the individuals nominated as directors, their ages, their offices in the Company, if any, their principal occupations or employment for at least the past five years, the length of their tenure as directors, and the names of other public companies in which such persons hold or have held directorships during the past five years.

The table below provides the skills and qualifications of each director nominee. The director qualifications currently focus on what the Nominating and Corporate Governance Committee believes to be essential competencies to effectively serve on the Board in conjunction with the director qualification standards and selection criteria outlined by the Company’s Corporate Governance Guidelines. In reviewing and considering potential nominees for the Board, the Nominating and Corporate Governance Committee reviewed the candidate’s experience in corporate management, such as serving as an officer or former officer of a publicly held company, the candidate’s experience as a board member of a publicly held company, the candidate’s professional and academic experience relevant to the Company’s industry, the strength of the candidate’s leadership skills, the candidate’s experience in finance and accounting and/or executive compensation practices, and whether the candidate has the time required for preparation, participation and attendance at Board meetings and committee meetings, as well as the candidate’s geographic background, gender, age and ethnicity. The Nominating and Corporate Governance Committee and the Board have concluded that each of the nominees for election to the Board should serve as a member of the Board at the time of filing the Proxy Statement.

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	Jennifer A. Barnes	Tracie Hager
Financial and Accounting expertise	X	X
Multi-industry/Corporate Management experience	X	X
Real Estate experience		X
Human Resources and Compensation Practices experience	X	X
Director, officer or former officer of public company
Officer or former officer of emerging company	X
Community Involvement	X	X
Personal and Professional Integrity, Ethics and Values	X	X

DIRECTOR NOMINEE BIOGRAPHIES

Name (Age)

Jennifer A. Barnes (45)

Mrs. Barnes has served as a director and as a member of the Audit Committee since February 2020. In January 2023, she was named Chair of the Audit Committee. Mrs. Barnes served on the Nominating and Corporate Governance Committee from December 2020 through March 2023. Mrs. Barnes currently serves as CEO of Optima Office, Inc., an accounting and HR services company that she founded in October 2018. From September 2012 to September 2018, she served as CEO of Pro Back Office, LLC, a company that she co-founded. Mrs. Barnes has also held a number of Controller and Director of Accounting positions at privately held for-profit and non-profit companies. She currently serves on the boards of the San Diego Chapter of Junior Achievement, the Better Business Bureau of the Pacific Southwest as the Treasurer of the Foundation Board and is also the Treasurer for Tech Coast Angels. Mrs. Barnes received a Bachelor of Science in Finance and Marketing from the University of Arizona and an Executive MBA from San Diego State University. She also completed the Becker CPA courses. Based on her extensive experience in accounting and personnel matters, the Nominating and Corporate Governance Committee determined that Mrs. Barnes is qualified to serve on the Board of Directors.

Tracie Hager (63)

Ms. Hager has served as a director, as a member of the Compensation Committee and Audit Committee and as the Chair of the Nominating and Corporate Governance Committee since March 2023. Ms. Hager has served as Vice President, asset management, at Innovative Industrial Properties, Inc. (NYSE: IIPR) since October 2020. She has over 30 years of experience in commercial property management, having overseen management teams and properties across the United States and the United Kingdom. Until January 2020, Ms. Hager served as vice president of property management for BioMed Realty Trust, Inc. (formerly NYSE: BMR), a real estate investment trust (“REIT”) specializing in acquiring, leasing, developing and managing laboratory and office space for the life science industry, having joined BioMed Realty in 2010. Prior to her tenure at BioMed, Ms. Hager served in senior management positions at the Irvine Company, a privately held real estate development company, and Equity Office Properties Trust (formerly NYSE: EOP), a REIT that was one of the largest owners and managers of commercial office buildings in the United States. Ms. Hager holds the Real Property Administrator designation administered by the Building Owners and Managers Institute. Based on her industry and management experience, the Nominating and Corporate Governance Committee determined that Ms. Hager is qualified to serve on the Board of Directors.

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OTHER DIRECTOR BIOGRAPHIES

Name (Age)

James R. Durfey (74)

Mr. Durfey has served as a director, as a member of the Compensation Committee, and as a member of the Nominating and Corporate Governance Committee since December 2019. Effective December 31, 2020, Mr. Durfey was appointed to serve as Chair of the Nominating and Corporate Governance Committee. In March 2023, Mr. Durfey was appointed to serve as Chair of the Compensation Committee and as member of the Nominating and Corporate Governance Committee. In April 2025, Mr. Durfey was appointed Lead Independent Director and to serve as a member of the Audit Committee. Mr. Durfey retired in 2017 from American Assets Trust, Inc. (NYSE: AAT), a publicly traded REIT, where he served as Vice President, Office Properties, since 2004. During his tenure at AAT, Mr. Durfey supervised property management and leasing of Class A office buildings, assisted in the acquisition and/or development of office buildings, and worked with AAT’s board in developing corporate investment strategies. From 1996 to 2004, Mr. Durfey was Vice President of Trammell Crow Company and General Manager of the Century Plaza Towers and the ABC Entertainment Center. From 1980 to 1996, Mr. Durfey held various senior roles at Homart Development Company, which was the commercial real estate subsidiary of Sears, Roebuck and Company. Mr. Durfey received his Bachelor of Science degree in Business Management from Indiana University and is a licensed real estate broker in California. Based on his extensive experience in various facets of commercial real estate and with a publicly traded REIT, the Nominating and Corporate Governance Committee determined that Mr. Durfey is qualified to serve on the Board of Directors.

Jack K. Heilbron (74)

Mr. Heilbron has served as a director and our Chief Executive Officer and President since our inception. Mr. Heilbron also has served as Chairman, CEO and President of NetREIT Dubose Model Home REIT, Inc. (“NetREIT Dubose”) since its inception, and has served as CEO, President and/or Managing Member of NetREIT Advisors, LLC, Dubose Advisors, LLC and NTR Property Management, Inc. since their inceptions, all of which are Company affiliated entities. He has also served as Chief Executive Officer and Chairman of Murphy Canyon Acquisition Corp. from October 2021 through September 2023. Mr. Heilbron was a founding officer, director, and stockholder of the former CI Holding Group, Inc. and of its subsidiary corporations (Centurion Counsel, Inc., Bishop Crown Investment Research Inc., PIM Financial Securities Inc., Centurion Institutional Services Inc. and CHG Properties, Inc.) and currently serves as Chairman and CEO of Centurion Counsel, Inc., a licensed investment advisor. He also served as a director of the Centurion Counsel Funds, an investment company registered under the Investment Company Act of 1940, from 2001 until 2005. From 1994 until its dissolution in 1999, Mr. Heilbron served as the Chairman and/or director of Clover Income and Growth REIT. Mr. Heilbron graduated with a B.S. degree in Business Administration from California Polytechnic College, San Luis Obispo, California. Based on his experience as a director and his experience with other REITs, the Nominating and Corporate Governance Committee determined that Mr. Heilbron is qualified to serve on the Board of Directors.

Steve Hightower (57)

Mr. Hightower currently serves as the President of the Company’s Model Home division since December 2021 and served as the Vice President of our subsidiary NetREIT Advisors, LLC from March 2010 through December 2021. He is responsible for overseeing the Company’s model home division including acquisitions, resales, and management of its residential real estate portfolio. Prior to joining the Company, Mr. Hightower held the position of Executive Vice President of Dubose Model Homes, USA, a model home real estate investment company, where he was responsible for its model home assets, including property acquisitions, divestment, as well as builder and banking relations. He has over 26 years of experience in real estate specializing in model home related transactions. Prior to joining Dubose Model Homes in 1996, he held various positions within Exxon Company USA. Mr. Hightower holds a B.A degree in Business Administration from Texas State University. Based on his perspective and experience he brings as a key executive, the Nominating and Corporate Governance Committee determined that Mr. Hightower is qualified to serve on the Board of Directors.

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Elena Piliptchak (48)

Ms. Piliptchak has served on the Nominating and Corporate Governance Committee and the Strategic Planning and Cyber Security Committee since May 2024. Ms. Piliptchak currently serves as Portfolio Manager for Ouray Capital Management, LLC, a concentrated small-cap equity fund focused on investing in a limited number of under-researched stocks, since founding the company in 2014. Previously, she served as a Senior Investment Professional for Axial Capital Management LLC, a $1.5 billion long-short equity “Tiger Cub” fund, from 2012 to 2014, Portfolio Manager for Tiger Europe Management LLC, a long-shorty equity “Tiger Cub” fund that she co-founded, from 2008 to 2012, Director for Tiger Europe Master Fund Ltd., a European-focused “Tiger Cub” fund, from 2008 to 2012, and an Analyst for Highfields Capital Management LP, an investment management fund, from 2003 to 2007. Ms. Piliptchak previously served as a member of the Asset Management Committee for the Kansas State University Foundation, a committee dedicated to overseeing university endowment investments, from December 2020 to December 2022. Ms. Piliptchak received an M.B.A. from Harvard Business School and a B.S. in Accounting and Finance from Kansas State University. Based on her significant experience investing in public companies, the Nominating and Corporate Governance Committee determined that Ms. Piliptchak is qualified to serve on the Board of Directors.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE BOARD’S NOMINEES SET FORTH ABOVE USING THE ENCLOSED PROXY CARD.

CORPORATE GOVERNANCE

INFORMATION REGARDING THE BOARD OF DIRECTORS AND ITS COMMITTEES

Policy Governing Communications with the Board of Directors

Stockholders and other interested parties may communicate with the Board or one or more members of the Board, including our Lead Independent Director, or the non-management directors as a group, by sending an email to Investor Relations, Lowell Hartkorn, at Lhartkorn@presidiopt.com or in writing in care of the Secretary of Presidio Property Trust, Inc., at our principal executive office, 4995 Murphy Canyon Road, Suite 300, San Diego, California 92123. All appropriate correspondence will be promptly forwarded by the Secretary, to the director or directors for whom it is intended.

Corporate Governance Guidelines

The Company is committed to sound and effective corporate governance practices that promote long-term stockholder value and foster strong independent leadership and management accountability. Our Board of Directors has adopted Corporate Governance Guidelines to serve as a flexible framework within which our Board of Directors and its committees operate. These guidelines cover a number of areas, including the size and composition of our Board of Directors, Board of Directors membership criteria and director qualifications, director responsibilities, Board of Directors agenda, roles of the Chairman of the Board of Directors and Chief Executive Officer, meetings of independent directors, committee responsibilities and assignments, Board of Directors member access to management and independent advisors, director compensation, director orientation and continuing education and management succession planning. Our Nominating and Corporate Governance Committee reviews our Corporate Governance Guidelines from time to time as it deems appropriate and, if necessary, recommends changes thereto to our Board of Directors.

More information regarding the Company’s corporate governance, including a copy of our Corporate Governance Guidelines, is available in the “Investor — Corporate Governance” section of our website, www.presidiopt.com. The information contained on or connected to the Company’s website is not incorporated by reference into and should not be considered part of this Proxy Statement.

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Board Committees

The Board has adopted a charter for each of the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee. The committee charters and the Corporate Governance Guidelines are posted on the Company’s website at www.presidiopt.com and will be provided without charge upon request to the Secretary, Presidio Property Trust, Inc., 4995 Murphy Canyon Road, Suite 300, San Diego, California 92123. The Board has established the Strategic Planning and Cybersecurity Committee and may, from time to time, establish certain other committees to facilitate the management of the Company. The information contained on the Company’s website is not incorporated by reference into and does not form a part of this Proxy Statement. The table below indicates the members and chair of each Board committee as of March 31, 2025.

Director	Audit	Compensation	Nominating and Corporate Governance	Strategic Planning and Cybersecurity Committee
Jennifer A. Barnes	Chair^
James R. Durfey(1)	X	Chair	X	Chair
Tracie Hager	X	X	Chair	X
Elena Piliptchak			X	X

^ Financial expert

(1) Mr. Durfey was appointed to the Audit Committee in April 2025 following Mr. Bruen’s resignation as a member of the Board’s Audit Committee on April 10, 2025.

Board Independence

Our Board has determined that each of our current directors and nominees, except for Jack K. Heilbron and Steve Hightower, has no relationship which would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and is “independent” within the meaning of the listing standards of Nasdaq (“Nasdaq Rules”) and our director independence standards. The Board of Directors established and employed the following categorical standards (which are at least as restrictive as “independent” standards of the Nasdaq Rules) in determining whether a relationship is material and thus would disqualify such director from being independent:

■	The director is, or has been within the last three years, our employee or an employee of any of our subsidiaries;

■	An immediate family member of the director is, or has been within the last three years, our executive officer or an executive officer of any of our subsidiaries;

■	The director (or an immediate family member of the director) received during any 12-month period within the last three years, more than $120,000 in direct compensation from us and/or any of our subsidiaries, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service);

■	The director was affiliated with or employed within the last three years by our present or former external auditor or an immediate family member of the director was affiliated with or employed in a professional capacity by our present or former external auditor and worked on our audit within the last three years;

■	The director (or an immediate family member of the director) is, or has been within the last three years, employed as an executive officer of another company where any of our executives serve or served on that company’s compensation committee;

■	The director, or an immediate family member of the director, is currently a controlling stockholder, partner or executive officer of another company that made payments to, or received payments from us or any of our subsidiaries for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $200,000, or 5% of such other company’s consolidated gross revenues; or

■	The director (or an immediate family member of the director) was, within the last three years, an officer, director or trustee of a charitable organization where our (or an affiliated charitable foundation’s) annual discretionary charitable contributions to the charitable organization exceeded the greater of $200,000 or 5% of that organization’s consolidated gross revenues.

An “affiliate” includes any person beneficially owning in excess of 10% of the voting power of, or a general partner or managing member of, a company.

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Meetings and Attendance

The Board met eight (8) times during 2024 and the various committees of the Board met a total of eight (8) times. For the 2024 fiscal year, all directors attended at least 100% of the total number of meetings of the Board and of the committees of the Board on which the director served during the year. Although the Company has no policy with regard to Board members’ attendance at the Company’s Annual Meeting, the Company expects all Board members to attend any meeting of stockholders at which stockholders are anticipated by the Company to be present. Since very few stockholders attend annual meetings, no independent director attended the 2024 Annual Meeting. To ensure free and open discussion among the independent directors of the Board, if necessary, the independent directors may meet prior to or after Board meetings, but in no event fewer than two times per year.

Board Leadership Structure and Role in Risk Oversight

The Board believes the combined role of Chairman and Chief Executive Officer, together with a Lead Independent Director, is in the best interests of the Company because it provides the appropriate balance between strategic development and independent oversight of management.

The Company believes the chosen leadership structure is the most appropriate for its size and business. Since our inception, Jack K. Heilbron has served as both Chairman of the Board and Chief Executive Officer. The Company has a Lead Independent Director, James R. Durfey. As Lead Independent Director, Mr. Durfey presides over all meetings of the Board at which the Chairman of the Board is not present, including any executive sessions of the independent directors, reviews Board meeting schedules and agendas in collaboration with the Chairman of the Board and acts as the liaison between the independent directors and the Chief Executive Officer and Chairman of the Board. The Lead Independent Director also monitors and addresses any compliance issues, improprieties, or ethical considerations, including anonymous submissions by Company employees that by their nature cannot be brought to management.

Code of Ethics and Conduct

The Board has adopted a Code of Ethics and Conduct (“Ethics Code”) that applies to all of our directors, officers and employees, including our Chief Executive Officer, Chief Financial Officer, and Chief Accounting Officer. The Ethics Code, which was last revised on December 6, 2019, is posted under the Investor / Corporate Governance section of our website at www. presidiopt.com. To the extent required by applicable SEC rules, we intend to post any future amendments to or waivers from the Ethics Code promptly following the date of such amendment or waiver on our website at www. presidiopt.com.

Insider Trading Policy

The Company has adopted an insider trading policy governing the purchase, sale, and/or other disposition of its securities by its directors, officers, employees and independent contractors that the Company believes is reasonably designed to promote compliance with insider trading laws, rules and regulations, and the exchange listing standards applicable to the Company.

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Directors, executive officers, employees and other related persons may not buy, sell or engage in other transactions in the Company’s shares while aware of material non-public information; buy or sell securities of other companies while aware of material non-public information about those companies that they became aware of as a result of business dealings between the Company and those companies; or disclose material non-public information to any unauthorized persons outside of the Company. The policy also restricts trading and other transactions for a limited group of Company employees (including executives and directors) to defined window periods that follow the Company’s quarterly earnings releases and restricts trading and other transactions following announcement of a share repurchase program.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

In 2024, the Nominating and Corporate Governance Committee was comprised of Ms. Hager (Chair) and Mr. Durfey, each of whom was or is “independent” within the meaning of the Nasdaq Rules and our director independence standards.

The Nominating and Corporate Governance Committee met two (2) times during 2024. The Nominating and Corporate Governance Committee’s principal responsibilities include:

■	Reviewing the purpose, structure and membership of the committees of the Board of Directors;
■	Reviewing the succession planning for our executive management;
■	Assisting the Board in developing and implementing our Corporate Governance Guidelines;
■	Considering questions of possible conflicts of interest of the Board, as such questions arise;
■	Determining the size, needs and composition of the Board and its committees;
■	Monitoring a process to evaluate and assess the effectiveness of the Board; and
■	Recommending nominees to the full Board.

The Nominating and Corporate Governance Committee operates pursuant to a written charter available on the Company’s website at https://presidiopt.com/corporate-governance/.

Ms. Hager was recommended to the Nominating and Corporate Governance Committee for consideration as a director candidate by Mr. Durfey.

Stockholder Recommendations of Director Candidates

The Nominating and Corporate Governance Committee’s policy is to consider director candidates properly recommended by stockholders. The stockholder must submit a resume of the candidate and an explanation of the reasons why such stockholder believes the candidate is qualified for service on the Board and how the candidate satisfies the Board criteria noted above. The stockholder must also provide such other information about the candidate as would be required by the rules of the SEC to be included in a proxy statement. In addition, the stockholder must include the consent of the candidate to serve as a director if elected and describe any arrangements or undertakings between the stockholder and the candidate regarding the nomination. The stockholder must submit proof of ownership of the Company’s shares of stock. All communications are to be directed to the Chair of the Nominating and Corporate Governance Committee, c/o Secretary, Presidio Property Trust, Inc., 4995 Murphy Canyon Road, Suite 300, San Diego, California 92123. Properly submitted stockholder recommendations of director candidates will be evaluated by the Nominating and Corporate Governance Committee using the same criteria used to evaluate other director candidates.

COMPENSATION COMMITTEE

In 2024, the Compensation Committee was comprised of Mr. Durfey (Chair) and Ms. Hager, each of whom is “independent” within the meaning of the Nasdaq Rules and our director independence standards. The Compensation Committee met one (1) time  during 2024. The Compensation Committee’s principal responsibilities include:

■	reviewing and approving the corporate goals and objectives with respect to the compensation of our Chief Executive Officer (“CEO”) and evaluating our CEO’s performance in light of these goals and objectives and, based upon this evaluation (either alone or, if directed by the Board of Directors, in conjunction with a majority of the independent directors on the Board), setting our CEO’s compensation (our CEO may not be present during voting deliberations on his compensation);

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■	reviewing and setting or recommending to the Board the compensation of our named executive officers other than the CEO;

■	reviewing and providing oversight of our compensation philosophy and composition of our peer company community used for market comparisons;

■	reviewing and approving or recommending to the Board our incentive compensation and equity-based plans and arrangements;

■	performing a periodic evaluation of the Compensation Committee’s performance in fulfilling its duties and responsibilities under the Compensation Committee charter;

■	reviewing and recommending to the Board the compensation of our non-employee directors;

■	to the extent that we are required to include a Compensation Discussion and Analysis (“CD&A”) in our Annual Report on Form 10-K or annual proxy statement, reviewing and discussing with management our CD&A and considering whether to recommend to our Board that our CD&A be included in the appropriate filing;

■	preparing the annual Compensation Committee Report;

■	reporting regularly to the Board regarding the activities of the Compensation Committee; and

■	annually reviewing and reassessing our Compensation Committee charter and submitting any recommended changes to the Board for its approval.

The Compensation Committee operates pursuant to a written charter available on the Company’s website at https://presidiopt.com/corporate-governance/.

The Compensation Committee may also delegate any or all of its responsibilities to a subcommittee of the Compensation Committee and/or delegate the authority to grant stock or other equity rights to one or more officers of our Company in a manner that is in accordance with applicable law.

EXECUTIVE COMPENSATION

Overview of Compensation Program

The Compensation Committee is responsible for establishing, implementing and continually monitoring adherence with our compensation philosophy. The Compensation Committee ensures that the total compensation paid is fair, reasonable, and competitive. The following narrative explains our compensation philosophy, objectives, policies, and practices with respect to our named executive officers, as determined in accordance with applicable SEC rules. The Compensation Committee does not utilize compensation consultants for executive or director compensation.

Compensation Objectives, Philosophy and Risk Assessment

The Compensation Committee believes that the most effective executive compensation program is one that is designed to reward the achievement of specific annual, long-term and strategic goals by us and that aligns executives’ interests with those of the stockholders by rewarding performance above established goals with the ultimate objective of improving stockholder value. Together with the Chief Executive Officer, the Compensation Committee evaluates both performance and compensation to ensure that we maintain our ability to attract and retain employees in key positions with superior ability, experience and leadership capability and that compensation provided to key employees remains competitive relative to the compensation paid to similarly situated executives of our peer companies. To that end, the Compensation Committee believes that executive compensation packages provided to our employees, including our named executive officers, should include both cash and share-based compensation that rewards performance measured against established goals.

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The Compensation Committee believes that measures such as growth in assets and number of properties, rental income, funds from operations (“FFO”) and core funds from operations (“Core FFO”) play an important part in setting compensation; however, the Compensation Committee also recognizes that often outside forces beyond the control of management, such as economic conditions, capital market conditions, changing retail and real estate markets, and other factors, may contribute to less favorable near-term results. We calculate FFO, as defined by the National Association of REITs, as net income (loss) (computed in accordance with generally accepted accounting principles), excluding gains (or losses) from extraordinary items and sales of depreciated operating properties, plus real estate related depreciation and amortization, impairment write-downs of real estate and write-downs of investments in an affiliate where the write-downs have been driven by a decrease in value of real estate held by the affiliate and after adjustments for unconsolidated joint ventures. We calculate Core FFO by using FFO and adjusting for certain other non-core items. We also exclude from our Core FFO calculation acquisition costs, loss on early extinguishment of debt, changes in the fair value of earn-out, changes in fair value of contingent consideration, non-cash warrant dividends and amortization of stock-based compensation. FFO and Core FFO are non-GAAP measures. The Compensation Committee also strives to assess whether management is making appropriate strategic decisions that will allow us to succeed over the long term and build long-term stockholder value. These may include ensuring that we have the appropriate leasing and acquisition pipelines to ensure a future stream of recurring and increasing revenues, assessing our risks associated with real estate markets and tenant credit, managing our debt maturities, and determining whether our staffing and general and administrative expense is appropriate given our projected operating requirements.

We believe that our compensation programs do not encourage unnecessary or excessive risk taking that could have a material adverse effect on our Company. In establishing and reviewing our compensation program, the Compensation Committee considers whether the program encourages unnecessary or excessive risk taking and has concluded that it does not. Base salaries are fixed in amount and thus do not encourage risk taking. In addition, the annual bonus program appropriately balances risk and the desire to focus on goals important to our success without putting undue emphasis on any particular performance measure or encouraging unnecessary or excessive risk taking. Furthermore, a significant portion of the compensation provided to our named executive officers may be in the form of equity awards that are important to help further align executives’ interests with those of our stockholders. These awards do not encourage unnecessary or excessive risk taking since the ultimate value of the awards is tied to the value of our stock, and grants are subject to vesting or retention schedules to help ensure that executives have significant value tied to our long-term stock performance.

Pay Versus Performance

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid and certain financial performance measures for the Company for each of the last two completed fiscal years. The following provides pay versus performance information pursuant to the scaled disclosure rules applicable to smaller reporting companies. In determining the “compensation actually paid” (“CAP”) to our named executive officers, or NEOs, we are required to make various adjustments to amounts that have been previously reported in the Summary Compensation Table (“SCT”) in previous years, as the SEC’s calculation methods for this section differ from those required in the SCT. The table below summarizes compensation values both previously reported in the SCT, as well as the adjusted amounts required to be reported in this section for the years ended December 31, 2024, 2023 and 2022. We determined Core FFO to be the most important financial performance measure used to link company performance to CAP to our PEOs and non-PEO named executive officers (“NEOs”) in 2024, 2023 and 2022.

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Year	SCT total for PEO	Comp actually paid to PEO	Average SCT total for non-PEO NEOs	Average comp actually paid to non-PEO NEOs	Value of initial fixed $100 investment based on Total Shareholder Return	Net income	Core FFO
(a)	(b)	(c)	(d)	(e)	(f)	(h)	(i)
2024	$747,031	$524,099	$525,481	$344,537	$71.43	$(27,865,225)	$(1,981,580)
2023	$698,221	$102,347	$525,813	$360,363	$108.83	$8,027,600	$(900,271)
2022	$922,814	$259,006	$671,570	$395,700	$31.14	$(6,736,371)	$867,108

(1)	Our principal executive officer (“PEO”) for each of the years shown was Mr. Heilbron. The dollar amounts reported in this column are the amounts of total compensation reported for Mr. Heilbron for each corresponding year in the “Total” column of the SCT.
(2)	The non-PEO NEOs for the year ended December 31, 2024 were Mr. Bentzen and Mr. Katz. The non-PEO NEOs for the year ended December 31, 2023 were Mr. Sragovicz, Mr. Katz, and Mr. Hightower. The non-PEO NEOs for the year ended December 31, 2022 were Mr. Sragovicz and Mr. Katz. The dollar amounts reported in this column are the amounts of total compensation reported for our non-PEO NEOs for each corresponding year in the “Total” column of the SCT.
(3)	The dollar amounts reported in these columns represent the amount of “compensation actually paid” to our PEO and our non-PEO NEOs, respectively, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to our PEO and our non-PEO NEOs during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to total compensation for each year to determine the compensation actually paid:

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PEO Compensation Actually Paid

Year	PEO Name	Total Compensation Per SCT	Less the amount reported in the SCT “Stock Awards” column	Year End Fair Value of Equity Awards Granted and Unvested During Applicable Year	Change in Fair Value as of Year End of Any Prior Year Awards that Remain Unvested as of Year End	Awards Granted and Vested in the Same Year, at Fair Value as of the Vesting Date	Change in Fair Value as of Year End of Any Prior Year Awards that Vested During Applicable Year	Compensation Actually Paid to PEO

2024	Jack Heilbron	$747,031	$(232,000)	$192,000	$(67,466)	$(48,000)	$(67,466)	$524,099

2023	Jack Heilbron	$698,221	$(200,000)	$-	$(208,344)	$-	$(187,530)	$102,347

2022	Jack Heilbron	$922,814	$(386,745)	$69,702	$(207,746)	$100,093	$(239,112)	$259,006

NEO Compensation Actually Paid

Year	NEO Names	Total Compensation Per SCT	Less the amount reported in the SCT “Stock Awards” column	Year End Fair Value of Equity Awards Granted and Unvested During Applicable Year	Change in Fair Value as of Year End of Any Prior Year Awards that Remain Unvested as of Year End	Awards Granted and Vested in the Same Year, at Fair Value as of the Vesting Date	Change in Fair Value as of Year End of Any Prior Year Awards that Vested During Applicable Year	Compensation Actually Paid to Non- PEO NEO
2024	Gary Katz	$746,382	(360,000)	160,000	(21,299)	(40,000)	(93,367)	391,716
2024	Ed Bentzen	$477,586	(180,000)	80,000	(6,376)	(20,000)	(28,123)	323,087
	2024 Average	$611,984	(270,000)	120,000	(13,837)	(30,000)	(60,745)	357,402
2023	Adam Sragovicz	$551,029	$(286,143)	$190,762	$(66,562)	$-	$(86,489)	$302,597
2023	Gary Katz	$684,343	$(286,143)	$190,762	$(66,562)	$-	$(86,489)	$435,912
2023	Steven Hightower	$343,544	$(31,397)	$20,932	$(23,637)	$60,057	$(13,119)	$356,380
	2023 Average	$526,305	$(201,228)	$134,152	$(52,254)	$20,019	$(62,032)	$364,963

2022	Adam Sragovicz	$669,702	$(273,661)	$49,322	$(19,930)	$56,053	$(105,709)	$375,777
2022	Gary Katz	$673,438	$(273,661)	$49,322	$(19,930)	$84,079	$(97,625)	$415,623
	2022 Average	$671,570	$(273,661)	$49,322	$(19,930)	$70,066	$(101,667)	$395,700

Relationship Between CAP and Financial Measures

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CAP vs Net Income
Compensation Actually Paid ("CAP")
$700,000
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$-
$7,000,000
$2,000,000
$(3,000,000)
$(8,000,000)
$(13,000,000)
$(18,000,000)
$(23,000,000)
$(28,000,000)
Net Income
2022
2023
2024
CAP to PEO
Average Cap to Non-PEO NEOs
Net Income

CAP vs Core FFO
Compensation Actually Paid ("CAP")
$700,000
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$-
$3,000,000
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$-
$(500,000)
$(1,000,000)
$(1,500,000)
$(2,000,000)
Core FFO
2022
2023
2024
CAP to PEO
Average Cap to Non-PEO NEOs
Core FFO

Say-on-Pay

In reviewing our compensation objectives and practices for 2024, the Compensation Committee and the named executive officers were aware of the results of the 2022 “say-on-pay” advisory vote to approve our executive compensation practices, and the “say-on-pay frequency” vote to review such compensation every three years, which we viewed as generally supportive of our compensation philosophy and practices. We included the “say-on-pay” proposal in the proxy statement for the 2022 annual meeting held on May 26, 2022. The “say-on-pay” proposal was approved at the annual meeting in which approximately 90% of the votes cast on such proposal voted to approve our executive compensation practices. The next “say-on-pay” and “say-on- pay frequency” votes will take place at the 2025 Annual Meeting.

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Role of Executive Officers in Compensation Decisions

The Compensation Committee makes direct compensation decisions with respect to the compensation of Mr. Heilbron, our Chairman, President and Chief Executive Officer, and establishes the general parameters within which it establishes the compensation for our other named executive officers and senior management team. The Compensation Committee may also review equity awards to other officers and employees. Our Chief Executive Officer is not present for any deliberations or decisions on his own compensation.

The Chief Executive Officer reviews the performance of our other named executive officers and senior management team annually and makes recommendations with respect to salary adjustments, bonuses and equity award amounts for such individuals. The Compensation Committee may choose to exercise its discretion in modifying any recommended adjustment or award.

Total Compensation

Total annual compensation consists of base salary, cash incentives, and long-term equity incentive compensation in the form of stock. In setting the total annual compensation for our named executive officers, information on the performance of each named executive officer for the prior year and market data covering peer group salaries are generally utilized. This evaluation is comprised of both a quantitative assessment as well as a qualitative assessment. The target levels for the total annual compensation of our named executive officers and senior management team are generally less than the average of the peer group used, primarily due to our size. We believe that this approach contemplates both the quantitative and qualitative elements of each position and rewards performance. In addition, this approach allows our skilled and talented executives to guide and lead our business and supports a “pay for performance” culture.

Annual Cash Compensation

Base Salary

Each of our named executive officers receives a base salary to compensate him for services performed during the year. When determining the base salary for each of our named executive officers, the market levels of similar positions (discounted for size) at the peer group companies, the performance of the named executive officer, the experience of the named executive officer in his position, and the other components of compensation and total compensation are generally considered. The named executive officers are eligible for annual increases in their base salaries.

Annual Non-Equity Compensation

A significant portion of each named executive officer’s compensation is in the form of an annual cash bonus and stock grants. For 2024, named executive officers and all Company employees could elect to receive all or a portion of their annual cash bonus in the form of stock that immediately vested equal to approximately two times cash. None of the named executive officers, except Mr. Heilbron, elected that option this year.  The annual bonuses are primarily based upon quantifiable company and executive performance objectives. This practice is consistent with our compensation objective of supporting a performance-based environment. An annual determination is made as to the appropriate weight between company-wide and executive specific goals based upon an assessment of the appropriate balance. Each year, the Compensation Committee sets for the Chief Executive Officer a threshold and target bonus that may be awarded to him if the threshold goals are achieved. No specific target bonus was established for Mr. Katz and Mr. Hightower for 2024 and their bonuses were determined at the discretion of the Chief Executive Officer.

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Mr. Heilbron was issued a bonus of 360,000 shares in January 2024. Due to the closing of the Murphy Canyon de-SPAC transaction, Mr. Heilbron was entitled to receive a cash bonus of 1% of the value of the SPAC stock owned by the Company valued on the day which is six months and one day after the de-SPAC transaction is completed. This bonus was reduced by the total value of 360,000 shares of Presidio common stock as priced at the close of business on March 20, 2024. The bonus was paid in the form of stock that vested immediately and was issued on March 22, 2024 in 149,253 shares of Series A Common Stock, valued as of the close of trading on March 20, 2024. These 149,253 shares were voluntarily returned to the Company in December 2024 by Mr. Heilbron so they could be available for distribution to employees as part of their annual grants in 2025.

Long-Term Incentive Compensation

We grant long-term equity incentive awards to our named executive officers as part of our overall compensation package. These awards are consistent with our policies of fostering a performance-based environment and aligning the interests of our senior management with the financial interests of our stockholders. When determining the amount of long-term equity incentive awards to be granted, the following factors are considered: our business performance, using metrics such as Core FFO, and performance of real estate assets (including, but not limited to, occupancy, same-store property net operating income growth and leasing spreads); the individual responsibilities and performance of each executive, such as how he performed relative to his delineated goals; strategic accomplishment, such as identifying strategic direction for us, and market factors, such as navigating the current economic climate and the strength of the balance sheet and debt maturities.

We compensate our named executive officers through grants of shares. These shares vested equally over a three-year period for more recent grants (and over a ten-year period for certain grants made earlier) for all officers. The aggregate value of the long-term incentive compensation granted is based upon established goals including an assessment of Core FFO as compared to budgeted or targeted goals; the identification of strategic initiatives, their execution and the anticipated long-term benefits to stockholders. Distributions are paid on the entire grant, regardless of vesting.

Equity compensation is awarded to our Chief Executive Officer by the Compensation Committee and to other named executive officers based primarily on the strategic initiatives and performance during the applicable fiscal year. The stock awards granted to our named executive officers during 2024 are reflected in the Outstanding Equity Awards at Fiscal Year End table below. On January 3, 2023, Mr. Katz was granted 277,809 shares of Series A Common Stock. All such stock granted vests in equal installments over three years.

Perquisites and Other Personal Benefits

We provide our named executive officers with perquisites and other personal benefits, including payment of premiums for an additional life insurance policy, for certain named executive officers, an auto allowance, and for Mr. Heilbron, payment of country club dues, that we believe are reasonable and consistent with our overall compensation program to better enable us to attract and retain superior employees for key positions. The Compensation Committee periodically reviews the levels of perquisites and other personal benefits provided to the named executive officers.

We maintain a 401(k) retirement savings plan for all employees on the same basis, which provides matching contributions at the rate of 100% of the employee’s contributions up to 4% of their salary. In 2024, employees could contribute up to $22,500 of their salary and a catch-up contribution of up to $7,500 for employees aged 50 and older, subject to annual limits under the Internal Revenue Code of 1986, as amended (the “Code”). Named executive officers are also eligible to participate in all of our employee benefit plans, such as medical, dental, vision, group life, disability and accidental death and dismemberment insurance, in each case, on the same basis as other employees.

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EXECUTIVE OFFICERS OF THE COMPANY

The Company’s current executive officers are as follows:

Name	Age	Position
Jack K. Heilbron	74	Chairman of the Board of Directors, President and Chief Executive Officer
Gary M. Katz	60	Chief Investment Officer
Ed Bentzen	48	Chief Financial Officer
Steve Hightower	57	President, Model Homes Division

Each executive officer of the Company may be removed from office at any time by a majority vote of the Board with or without cause. Removal of Mr. Heilbron is subject to the terms of his employment agreement, which is described in more detail under the section titled “Employment Agreements” below.

The following section sets forth certain background information regarding those persons currently serving as executive officers of the Company, excluding Mr. Heilbron and Mr. Hightower, who are described under the section titled Director Biographies as set forth in “Proposal No. 1 – Election of Directors”:

Gary M. Katz. Mr. Katz joined us as Senior Vice President, Asset Management in 2010. He was appointed Chief Investment Officer effective as of December 16, 2021. He has worked in the commercial real estate industry for over 35 years and has held positions with several institutional real estate investment companies, including Legacy Partners and Lincoln Property Company. Prior to joining us, Mr. Katz served in senior acquisition, leasing, asset management, and development roles for Westcore Properties from 2001 to 2009 and was responsible for real estate transactions throughout the western United States. Mr. Katz is actively involved with NAIOP, a commercial real estate education and advocacy organization. He was a member of the NAIOP Corporate (National) Board, formerly served as president of the San Diego Chapter and currently serves on the Board of Directors and as Treasurer of the San Diego Chapter. Mr. Katz holds a Bachelor of Arts degree in Economics from University of California San Diego.

Ed Bentzen. Mr. Bentzen joined the Company as Chief Accounting Officer in March 2021 and became the Chief Financial Officer in September 2023. Prior to joining the Company, Mr. Bentzen served as Chief Financial Officer and Chief Operations Officer for Crystal View Capital Management in 2020, as a Chief Financial Officer / Finance consultant for various clients (including real estate development companies) from 2018 to 2020, and as Chief Financial Officer for a non-traded REIT from 2016 to 2018. Prior to these roles, Mr. Bentzen held senior and/or accounting roles at Western Funding, Inc., a real estate lender, and a local CPA firm in Las Vegas, Nevada. In addition, Mr. Bentzen worked as a Senior Internal Auditor at Ameristar Casinos, Inc. (formerly Nasdaq: ASCA). He holds a Bachelor of Science degree in Hotel Administration, with an emphasis in Gaming, and a Master of Science degree in Accountancy, from University of Nevada, Las Vegas, and is licensed as a Certified Internal Auditor (inactive).

Steve Hightower. Mr. Hightower currently serves as the President of the Company’s Model Home division since December 2021 and as the Vice President of our subsidiary NetREIT Advisors, LLC from March 2010 through December 2021. He is responsible for overseeing the Company’s model home division, including acquisitions, resales, and management of its residential real estate portfolio. Prior to joining the Company, Mr. Hightower held the position of Executive Vice President of Dubose Model Homes, USA, a model home real estate investment company, where he was responsible for its model home assets, including property acquisitions, divestment, as well as builder and banking relations. He has over 26 years of experience in real estate specializing in model home related transactions. Prior to joining Dubose Model Homes in 1996, he held various positions within Exxon Company USA. Mr. Hightower holds a B.A degree in Business Administration from Texas State University. Based on his perspective and experience he brings as a key executive, the Nominating and Corporate Governance Committee determined that Mr. Hightower is qualified to serve on the Board of Directors.

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Summary Compensation Table

The following table sets forth information concerning the compensation earned by our named executive officers for the fiscal years ended December 31, 2024 and 2023.

Name and Principal Position	Year	Salary	Stock Awards (1)	Non-equity Incentive Plan Compensation (2)	All Other Compensation (3)	Total
Jack K. Heilbron	2024	$447,297	$232,000	$-	$67,733	$747,031
Chairman of the Board, President and CEO	2023	$425,996	$200,000	$-	$72,225	$698,221

Gary M. Katz	2024	$325,550	$360,000	$30,000	$30,832	$746,382
Chief Investment Officer and former SVP, Asset Management	2023	$310,047	$286,143	$30,000	$58,153	$684,343

Ed Bentzen	2024	$230,000	$180,000	$40,000	$27,586	$477,586
Chief Financial Officer	2023	$192,122	$85,657	$30,000	$34,287	$342,066

(1)	The amounts shown represent the aggregate grant date fair value of awards granted during each fiscal year shown, computed in accordance with FASB ASC Topic 718. This does not represent the compensation expense recognized for the fiscal years shown for financial statement reporting purposes. The value of the shares granted in 2024 and 2023 was based on the closing price of the common stock on the date of grant. The value of stock received in lieu of approximately two times cash bonus is reported based on the closing price of the Company’s stock on date of issuance.

(2)	Bonuses shown for 2023 were paid as follows: The cash component of bonuses were paid in January 2024; each named executive officer elected to accept all their cash bonus earned in cash, which was paid in January 2024. Bonuses shown for 2024 were paid as follows: The cash component of bonuses were paid in January 2025; each named executive officer elected to accept all their cash bonus earned in cash, which was paid in January 2025, except for Mr. Bentzen who received $10,000 of his total bonus during 2024.

(3)	The following table sets forth the components of All Other Compensation included above (and excludes unlimited paid time off, which is only available to our executives):

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Name	Year	Distributions Received on Stock	Common Stock Warrants Received on Unvested Stock	Matching Contributions to 401(k) Plan	Group Term Life Insurance Payments	Auto Allowance	Country Club	Medical Premiums	Total of Other Compensation

Jack K. Heilbron	2024	-	$-	$13,800	$1,685	$15,435	$14,030	$22,783	$67,733
	2023	$8,509	$-	$13,200	$1,065	$14,521	$12,683	$22,246	$72,225

Gary M. Katz	2024	$-	$-	$13,022	$2,750	$-	$-	$15,060	$30,832
	2023	$30,223	$-	$12,000	$2,130	$-	$-	$13,800	$58,153

Ed Bentzen	2024	$-	-	$9,776	$2,750	$-	$-	$15,060	$27,586
	2023	$9,065	$-	$9,292	$2,130	$-	$-	$13,800	$34,287

Employment Agreements with Named Executive Officers

Employment Agreement with Jack K. Heilbron

On December 29, 2023, the Company entered into an amended and restated employment agreement with its Chief Executive Officer, President and Chairman Jack K. Heilbron (the “Heilbron Employment Agreement”), which superseded his October 18, 2017 employment agreement with us. The Employment Agreement has a term of three years and shall be automatically renewed for additional one-year terms unless either party provides three months’ written notice. Mr. Heilbron will receive an annual salary of $425,996 which shall be reviewed annually by the Board of Directors of the Company or Compensation Committee and he will be entitled to receive, in addition to his base salary, an annual bonus at a target of up to 100% of his base salary.

If Mr. Heilbron’s employment is terminated for cause, as defined in the Heilbron Employment Agreement, or by Mr. Heilbron without good reason, as defined in the Heilbron Employment Agreement, the Company shall have no obligations other than to pay him the earned and unpaid base salary and accrued but unpaid time off through the date of termination (the “Heilbron Accrued Obligations”) in cash on the date of termination and provide any vested benefits required to be paid or provided or which Mr. Heilbron is eligible to receive under any plan, program, policy or practice or contract or agreement of the Company.

If Mr. Heilbron’s employment is terminated due to death or disability, as defined in the Heilbron Employment Agreement, he, or his estate or beneficiaries in the event of his death, will be entitled to receive the Heilbron Accrued Obligations, reimbursement for expenses incurred prior to the date of termination and the provision of any vested benefits required to be paid or provided or which Mr. Heilbron is eligible to receive under any plan, program, policy or practice or contract or agreement of the Company.

If Mr. Heilbron terminates his employment for good reason, he will be entitled to (a) the Heilbron Accrued Obligations and (b) a cash payment equal to the mean average of the cash bonus payments received by him during the immediately preceding two years, (c) for the period beginning on the date of termination and ending 12 months following such date, or earlier upon certain circumstances, healthcare benefits for himself and eligible dependents, (d) to the extent previously unpaid or provided, any vested benefits and other amounts or benefits required to be paid or provided under any plan or policy of the Company (excluding equity incentive plans) and (e) on the termination date 100% of outstanding unvested stock options, restricted stock and other equity awards granted to Mr. Heilbron under any of the Company’s equity incentive plans (other than performance-based vesting awards) shall become immediately vested and exercisable in full.

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Employment Agreement with Gary M. Katz

On February 6, 2024, the Company entered into an employment agreement (the “Katz Employment Agreement”) with its Chief Investment Officer, Gary M. Katz. The Katz Employment Agreement has a term of three years and shall be automatically renewed for additional one-year terms unless either party provides three months’ written notice. Mr. Katz will receive an annual base salary of $325,550 which shall be reviewed annually by the Board or Compensation Committee and he will be entitled to receive, in addition to his base salary, an annual bonus at a target of up to 100% of his base salary.

If Mr. Katz’s employment is terminated for cause, as defined in the Katz Employment Agreement, or by Mr. Katz without good reason, as defined in the Katz Employment Agreement, the Company shall have no obligations other than to pay him the earned and unpaid base salary and accrued but unpaid time off through the date of termination (the “Katz Accrued Obligations”) in cash on the date of termination and provide any vested benefits required to be paid or provided or which Mr. Katz is eligible to receive under any plan, program, policy or practice or contract or agreement of the Company.

If Mr. Katz’s employment is terminated due to death or disability, as defined in the Katz Employment Agreement, he, or his estate or beneficiaries in the event of his death, will be entitled to receive the Katz Accrued Obligations, reimbursement for expenses incurred prior to the date of termination and the provision of any vested benefits required to be paid or provided or which Mr. Katz is eligible to receive under any plan, program, policy or practice or contract or agreement of the Company.

If Mr. Katz terminates his employment for good reason, he will be entitled to (a) the Katz Accrued Obligations, (b) a cash payment equal to 1.5 multiplied by the sum of his base salary for the year in which the termination date occurs (or if greater, the year immediately preceding the year in which the termination date occurs), (c) a cash payment equal to the mean average of the cash bonus payments received by him during the immediately preceding two years, (d) for the period beginning on the date of termination and ending 12 months following such date, or earlier upon certain circumstances, healthcare benefits for himself and eligible dependents, (e) to the extent previously unpaid or provided, any vested benefits and other amounts or benefits required to be paid or provided under any plan or policy of the Company (excluding equity incentive plans) and (f) on the termination date 100% of outstanding unvested stock options, restricted stock and other equity awards granted to Mr. Katz under any of the Company’s equity incentive plans (other than performance-based vesting awards) shall become immediately vested and exercisable in full.

Employment Agreement with Ed Bentzen

On February 6, 2024, the Company entered into an employment agreement (the “Bentzen Employment Agreement”) with its Chief Financial Officer, Ed Bentzen. The Employment Agreement has a term of three years and shall be automatically renewed for additional one-year terms unless either party provides three months’ written notice. Mr. Bentzen will receive an annual base salary of $230,000 which shall be reviewed annually by the Board or Compensation Committee thereof and he will be entitled to receive, in addition to his base salary, an annual bonus at a target of up to 100% of his base salary.

If Mr. Bentzen’s employment is terminated for cause, as defined in the Bentzen Employment Agreement, or by Mr. Bentzen without good reason, as defined in the Bentzen Employment Agreement, the Company shall have no obligations other than to pay him the earned and unpaid base salary and accrued but unpaid time off through the date of termination (the “Bentzen Accrued Obligations”) in cash on the date of termination and provide any vested benefits required to be paid or provided or which Mr. Bentzen is eligible to receive under any plan, program, policy or practice or contract or agreement of the Company.

If Mr. Bentzen’s employment is terminated due to death or disability, as defined in the Bentzen Employment Agreement, he, or his estate or beneficiaries in the event of his death, will be entitled to receive the Bentzen Accrued Obligations, reimbursement for expenses incurred prior to the date of termination and the provision of any vested benefits required to be paid or provided or which Mr. Bentzen is eligible to receive under any plan, program, policy or practice or contract or agreement of the Company.

If Mr. Bentzen terminates his employment for good reason, he will be entitled to (a) the Bentzen Accrued Obligations, (b) a cash payment equal to the equal to the sum of his base salary for the year in which the termination date occurs (or if greater, the year immediately preceding the year in which the termination date occurs), (c) a cash payment equal to the mean average of the cash bonus payments received by him during the immediately preceding two years, (d) for the period beginning on the date of termination and ending 12 months following such date, or earlier upon certain circumstances, healthcare benefits for himself and eligible dependents, (e) to the extent previously unpaid or provided, any vested benefits and other amounts or benefits required to be paid or provided under any plan or policy of the Company (excluding equity incentive plans) and (f) on the termination date 100% of outstanding unvested stock options, restricted stock and other equity awards granted to Mr. Bentzen under any of the Company’s equity incentive plans (other than performance-based vesting awards) shall become immediately vested and exercisable in full.

Employment Agreements with Non-Named Executive Officers

Employment Agreement with Steve Hightower

On February 6, 2024, the Company entered into an employment agreement (the “Hightower Employment Agreement”) with Steve Hightower for the position of President of the Company’s Model Home Division. The Hightower Employment Agreement has a term of three years and shall be automatically renewed for additional one-year terms unless either party provides three months’ written notice. Mr. Hightower will receive an annual base salary of $250,224 which shall be reviewed annually by the Board or Compensation Committee and he will be entitled to receive, in addition to his base salary, an annual bonus at a target of up to 100% of his base salary.

If Mr. Hightower’s employment is terminated for cause, as defined in the Hightower Employment Agreement, or by Mr. Hightower without good reason, as defined in the Hightower Employment Agreement, the Company shall have no obligations other than to pay him the earned and unpaid base salary and accrued but unpaid time off through the date of termination (the “Hightower Accrued Obligations”) in cash on the date of termination and provide any vested benefits required to be paid or provided or which Mr. Hightower is eligible to receive under any plan, program, policy or practice or contract or agreement of the Company.

If Mr. Hightower’s employment is terminated due to death or disability, as defined in the Hightower Employment Agreement, he, or his estate or beneficiaries in the event of his death, will be entitled to receive the Hightower Accrued Obligations, reimbursement for expenses incurred prior to the date of termination and the provision of any vested benefits required to be paid or provided or which Mr. Hightower is eligible to receive under any plan, program, policy or practice or contract or agreement of the Company.

If Mr. Hightower terminates his employment for good reason, he will be entitled to (a) the Hightower Accrued Obligations, (b) a cash payment equal to the sum of his base salary for the year in which the termination date occurs (or if greater, the year immediately preceding the year in which the termination date occurs), (c) a cash payment equal to the mean average of the cash bonus payments received by him during the immediately preceding two years, (d) for the period beginning on the date of termination and ending 12 months following such date, or earlier upon certain circumstances, healthcare benefits for himself and eligible dependents, (e) to the extent previously unpaid or provided, any vested benefits and other amounts or benefits required to be paid or provided under any plan or policy of the Company (excluding equity incentive plans) and (f) on the termination date 100% of outstanding unvested stock options, restricted stock and other equity awards granted to Mr. Hightower under any of the Company’s equity incentive plans (other than performance-based vesting awards) shall become immediately vested and exercisable in full.

Mr. Hightower currently serves on the Board. The Hightower Employment Agreement provides that the Company, subject to certain exceptions, shall use its best efforts to cause Mr. Hightower to be nominated and elected to the Board, and that Mr. Hightower, if so nominated and elected, shall agree to serve on the Board.

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Outstanding Equity Awards at Fiscal Year End

The following table shows information regarding restricted stock awards held by our named executive officers on the last day of our fiscal year ended December 31, 2024.

	Stock Awards
Name	Grant Date		Number of Shares or Units that have not Vested (3)	Market Value of Shares or Units that have not Vested (4)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or other Rights that have not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or other Rights that have not Vested
Jack K. Heilbron					—	—
	1/04/2016	(1)	814	$651	—	—
	1/03/2017	(1)	1,600	$1,280	—	—
	1/03/2018	(1)	3,861	$3,089	—	—
	01/05/2024	(2)	240,000	$192,000

Gary M. Katz
	01/01/2023	(2)	92,603	$74,082	—	—
	01/05/2024	(2)	200,000	$160,000

Ed Bentzen
	01/01/2023	(2)	27,720	$22,176	—	—
	01/05/2024	(2)	100,000	$80,000

(1) Represents an award of shares of stock, of which 1/10th of the stock award will vest on December 31 of the year in which the award is granted and an additional 1/10th of the stock award will vest on each anniversary of such date thereafter, subject to the named executive officer’s continued employment.

(2) Represents an award of shares of stock, of which 1/3rd of the stock award will vest on December 31 of the year in which the award is granted and an additional 1/3rd of the stock award will vest on each anniversary of such date thereafter, subject to the named executive officer’s continued employment.

(3) Represents the number of unvested shares of stock as of December 31, 2024. This does not include shares granted on January 1, 2022 that became fully vested on December 31, 2024.

(4) Market value has been calculated by multiplying the closing market price of our common stock at December 31, 2024 of $0.80 per share by the outstanding share of stock awards for each Named Executive Officer.

Director Compensation

We compensate the directors with cash compensation and awards of stock. We do not have a written policy regarding director compensation. Our Compensation Committee meets at least annually to review, and determine and approve, as appropriate, director compensation for the next fiscal year, including cash and equity compensation, reimbursement for travel and related expenses, and similar matters. The Compensation Committee may also meet during the year, as appropriate, to discuss compensation matters such as grants of stock to our directors in connection with their services as chairs of Board of Directors committees, and related matters. If a director is also an employee of our Company, such director is not paid separate compensation for services rendered as a director.

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Name (1)	Fees earned or Paid in Cash (2)	Fees earned or Paid in Stock (2)	Annual Stock Awards (3)	All Other Compensation (4)	Total

Jennifer A. Barnes	$40,000	$-	$25,104	$-	$65,104
David T. Bruen(5)	$40,000	$-	$30,125	$-	$70,125
James R. Durfey	$40,000	$-	$25,104	$-	$65,104
Tracie Hager	$40,000	$-	$25,104	$-	$65,104
Elena Piliptchak	$30,000	$-	$-	$-	$30,000

(1) Messrs. Heilbron and Hightower are not included in this table as they are employees and do not receive compensation for their services as directors. Compensation paid for the services they provide to us are reflected in the Summary Compensation Table.

(2) Each non-employee director received a cash stipend of $10,000 for each Board of Directors meeting attended in in 2024. Amounts do not include reasonable out-of-pocket expenses (i.e., airfare, hotel, car rental, etc.) incurred by directors for which we reimburse in connection with attendance at Board of Directors and committee meetings.

(3) The amounts shown represent the aggregate grant date fair value of awards made during 2024, computed in accordance with FASB ASC Topic 718. For a discussion of the valuation assumptions used to determine the fair value of these awards, see Note 11 to the Financial Statements for the year ended December 31, 2024 included in our Form 10-K for such year. The stock awards vest annually in equal installments over a three-year period.

(4) Amount represents cash distributions received in 2024 from unvested shares of our Series A Common Stock held by each non-employee director. Amounts also include reasonable out-of-pocket expenses (i.e., airfare, hotel, car rental, etc.) incurred by directors for which we reimburse in connection with in person attendance at Board of Directors meetings, committee meetings and the annual holiday party.

(5) On April 10, 2025, Mr. Bruen resigned from the Board of Directors.

As of December 31, 2024, our current non-employee directors held the following shares of unvested restricted stock:

Name	Shares
Jennifer A. Barnes	22,616
David T. Bruen	25,753
James R. Durfey	22,616
Tracie Hager	21,414
Elena Piliptchak	-

As of December 31, 2024, our current non-employee directors held the following Series A Warrants they received on unvested restricted stock in January 2022:

Name	Shares
Jennifer A. Barnes	22,541
David T. Bruen	21,881
James R. Durfey	30,481
Tracie Hager	-
Elena Piliptchak	-

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Equity Plans

2017 Incentive Award Plan

Effective as of October 18, 2017, we adopted the 2017 Incentive Award Plan, or the Plan, most recently amended and restated on June 1, 2023, under which we may grant cash and equity incentive awards to eligible service providers in order to motivate, attract and retain the talent for which we compete.

Eligibility and Administration. Our employees, consultants and directors (including employees, consultants and directors of our subsidiaries) are eligible to receive awards under the Plan. Approximately 22 employees, two consultants and five non-employee directors are eligible to participate in the Plan. The Plan will be administered by the Board with respect to awards to non-employee directors and by the Compensation Committee with respect to other participants, each of which may delegate its duties and responsibilities to committees of our directors and/or officers (referred to collectively as the “plan administrator”), subject to certain limitations that may be imposed under the Code, Section 16 of the Exchange Act, and/or stock exchange rules, as applicable. The plan administrator will have the authority to administer the Plan, including the authority to select award recipients, determine the nature and amount of each award, and determine the terms and conditions of each award. The plan administrator will also have the authority to make all determinations and interpretations under, prescribe all forms for use with, and adopt rules for the administration of, the Plan, subject to its express terms and conditions.

Size of Share Reserve; Limitations on Awards. The total number of shares reserved for issuance pursuant to awards under the Plan is 3,500,000 shares, which may be issued as shares of our Series A or our Series C Common Stock, as determined by the plan administrator, provided that, since the date on which the Series A Common Stock became publicly listed, we have and intend to issue only shares of Series A Common Stock under the Plan. Shares that are potentially deliverable under an award that expires or is canceled, forfeited, settled for cash or otherwise terminated without delivery of such shares will, to the extent of such expiration, cancellation, forfeiture, cash settlement or termination, again be available for new grants under the Plan, and shares withheld by us in payment of the exercise price or taxes relating to any award will again be available for new grants under the Plan. However, the following shares may not be used again for grant under the Plan: (a) previously owned shares tendered by a participant to satisfy exercise price or tax withholding obligations associated with an award; and (b) shares purchased on the open market with the cash proceeds from the exercise of options. The total number of shares reserved for issuance under the Plan was not adjusted for the reverse stock split effected on July 29, 2020 in connection with our initial public offering.

To the extent permitted under applicable securities exchange rules without stockholder approval, awards granted under the Plan in connection with the assumption, replacement, conversion or adjustment of outstanding equity awards in the context of a corporate acquisition or merger will not reduce the shares authorized for grant under the Plan.

The maximum number of shares of our common stock that may be subject to one or more awards granted to any one participant pursuant to the Plan during any calendar year is 1,100,000 shares and the maximum amount that may be paid under a cash award pursuant to the Plan to any one participant during any calendar year period is $5,000,000. The individual award limit under the Plan has not and will not be adjusted for the reverse stock split effected on July 29, 2020 in connection with our initial public offering.

The plan administrator may establish compensation for our non-employee directors in accordance with the Plan, including the terms, conditions and amounts of all such compensation. However, subject to certain exceptions, the sum of any cash compensation and the value of awards granted to a non-employee director as compensation for services as a non-employee director during any calendar year may not exceed $500,000, increased to $800,000 for the non-employee director’s initial year of service.

Evergreen Provision. The Plan provides that on April 1 and October 1 of each year, the maximum number of shares of common stock available under the Plan will automatically increase by 15% of the Company’s then-outstanding shares of common stock, if on such date of the year 3,500,000 is less than 15% of the number of outstanding shares of common stock outstanding as of such date of the year.

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Awards. The Plan provides for the grant of stock options, restricted stock, performance bonuses, dividend equivalents, stock payments, restricted stock units (“RSUs”), performance shares, other incentive awards and stock appreciation rights (“SARs”). All awards under the Plan will be set forth in award agreements, which will detail all terms and conditions of the awards, including any applicable vesting and payment terms and post-termination exercise limitations. Awards will be settled in shares of our common stock or cash, as determined by the plan administrator.

Stock Options. Stock options provide for the purchase of shares of our common stock in the future at an exercise price set on the grant date. The exercise price of a stock option may not be less than 100% of the fair market value of the underlying share on the date of grant, except with respect to certain substitute options granted in connection with a corporate transaction. The term of a stock option may not be longer than ten years. Vesting conditions determined by the plan administrator may apply to stock options and may include continued service, performance and/or other conditions.

Restricted Stock Units. RSUs are contractual promises to deliver shares of our common stock (or the fair market value of such shares in cash) in the future, which may also remain forfeitable unless and until specified vesting conditions are met. RSUs generally may not be sold or transferred until vesting conditions are removed or expire. The shares underlying RSUs will not be issued until the RSUs have vested, and recipients of RSUs generally will have no voting or dividend rights prior to the time the RSUs are settled in shares, unless the RSU includes a dividend equivalent right (in which case the holder may be entitled to dividend equivalent payments under certain circumstances). Delivery of the shares underlying the RSUs may be deferred under the terms of the award or at the election of the participant, if the plan administrator permits such a deferral. On the settlement date or dates, we will issue to the participant one unrestricted, fully transferable share of our common stock (or the fair market value of one such share in cash) for each vested and non-forfeited RSU.

Restricted Stock. Restricted stock is an award of nontransferable shares of our common stock that remain forfeitable unless and until specified vesting conditions are met. Vesting conditions applicable to restricted stock may be based on continuing service, the attainment of performance goals and/or such other conditions as the plan administrator may determine. In general, restricted stock may not be sold or otherwise transferred until all restrictions are removed or expire.

Stock Appreciation Rights. SARs entitle their holder, upon exercise, to receive an amount equal to the appreciation of the shares subject to the award between the grant date and the exercise date. The exercise price of a SAR may not be less than 100% of the fair market value of the underlying share on the date of grant (except with respect to certain substitute SARs granted in connection with a corporate transaction) and the term of a SAR may not be longer than ten years. Vesting conditions determined by the plan administrator may apply to SARs and may include continued service, performance and/or other conditions. SARs under the Plan will be settled in cash or shares of common stock, or in a combination of both, as determined by the administrator.

Performance Shares. Performance shares are contractual rights to receive a range of shares of our common stock in the future based on the attainment of specified performance goals, in addition to other conditions which may apply to these awards. Conditions applicable to performance shares may be based on continuing service, the attainment of performance goals and/or such other conditions as the plan administrator may determine.

Stock Payments. Stock payments are awards of fully vested shares of our common stock that may, but need not, be made in lieu of base salary, bonus, fees or other cash compensation otherwise payable to any individual who is eligible to receive awards.

Other Incentive Awards. Other incentive awards are awards other than those enumerated in this summary that are denominated in, linked to or derived from shares of our common stock or value metrics related to our shares, and may remain forfeitable unless and until specified conditions are met. Other incentive awards may be linked to any one or more specific performance criteria determined by the plan administrator.

Dividend Equivalents. Dividend equivalents represent the right to receive the equivalent value of dividends paid on shares of our common stock and may be granted alone or in tandem with awards other than stock options or SARs. Dividend equivalents are credited as of dividend payments dates during the period between a specified date and the date such award terminates or expires, as determined by the plan administrator.

Performance Bonus Awards. Performance bonus awards are cash bonus awards that are granted subject to vesting and/or payment based on the attainment of specified performance goals.

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Certain Transactions. The plan administrator has broad discretion to take action under the Plan, as well as make adjustments to the terms and conditions of existing and future awards, to prevent the dilution or enlargement of intended benefits and facilitate necessary or desirable changes in the event of certain transactions and events affecting our common stock, such as stock dividends, stock splits, mergers, acquisitions, consolidations and other corporate transactions. In addition, in the event of certain non-reciprocal transactions with our stockholders known as “equity restructurings,” the plan administrator will make equitable adjustments to the Plan and outstanding awards. In the event of a “change in control,” to the extent that the surviving entity declines to assume or substitute outstanding awards or it is otherwise determined that awards will not be assumed or substituted, the plan administrator shall cause the awards to become fully vested and exercisable in connection with the transaction.

Claw-Back Provisions, Transferability, and Participant Payments. All awards will be subject to the provisions of any claw-back policy implemented by us to the extent set forth in such claw-back policy and/or in the applicable award agreement. With limited exceptions for estate planning, domestic relations orders, certain beneficiary designations and the laws of descent and distribution, awards under the Plan are generally non-transferable prior to vesting, and are exercisable only by the participant, unless otherwise provided by the plan administrator. With regard to tax withholding, exercise price and purchase price obligations arising in connection with awards under the Plan, the plan administrator may, in its discretion, accept cash or check, shares of our common stock that meet specified conditions, a “market sell order” or such other consideration as it deems suitable.

Plan Amendment and Termination. The Board may amend or terminate the Plan at any time, subject to certain exceptions. In addition, no amendment, suspension or termination of the Plan may, without the consent of the affected participant, impair any rights or obligations under any previously-granted award, unless the award itself otherwise expressly so provides. If not earlier terminated by the Board, the Plan will terminate in October 2027.

Additional REIT Restrictions. The Plan provides that no participant will be granted, become vested in the right to receive or acquire or be permitted to acquire, or will have any right to acquire, shares under an award if such acquisition would be prohibited by the restrictions on ownership and transfer of our stock contained in our charter or would impair our status as a REIT.

Securities Laws. The Plan is intended to conform to all provisions of the Securities Act of 1933, as amended (the “Securities Act”), and the Exchange Act and any and all regulations and rules promulgated by the SEC thereunder, including, without limitation, Rule 16b-3. The Plan will be administered, and awards will be granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations.

Federal Income Tax Consequences. The material federal income tax consequences of the Plan under current federal income tax law are summarized in the following discussion, which deals with the general tax principles applicable to the Plan. The following discussion is based upon laws, regulations, rulings and decisions now in effect, all of which are subject to change. Foreign, state and local tax laws, and employment, estate and gift tax considerations are not discussed due to the fact that they may vary depending on individual circumstances and from locality to locality.

Stock Options and SARs. A Plan participant generally will not recognize taxable income and we generally will not be entitled to a tax deduction upon the grant of a stock option or SAR. Only non-qualified stock options may be granted under the Plan. Upon exercising an option when the fair market value of our stock is higher than the exercise price of the option, a Plan participant generally will recognize taxable income at ordinary income tax rates equal to the excess of the fair market value of the stock on the date of exercise over the purchase price, and we (or our subsidiaries, if any) generally will be entitled to a corresponding tax deduction for compensation expense, in the amount equal to the amount by which the fair market value of the shares purchased exceeds the purchase price for the shares. Upon a subsequent sale or other disposition of the option shares, the participant will recognize a short-term or long-term capital gain or loss in the amount of the difference between the sales price of the shares and the participant’s tax basis in the shares.

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Upon exercising or settling an SAR, a Plan participant will recognize taxable income at ordinary income tax rates, and we should be entitled to a corresponding tax deduction for compensation expense, in the amount paid or value of the shares issued upon exercise or settlement. Payments in shares will be valued at the fair market value of the shares at the time of the payment, and upon the subsequent disposition of the shares the participant will recognize a short-term or long-term capital gain or loss in the amount of the difference between the sales price of the shares and the participant’s tax basis in the shares.

Restricted Stock and RSUs. A Plan participant generally will not recognize taxable income at ordinary income tax rates and we generally will not be entitled to a tax deduction upon the grant of restricted stock or RSUs. Upon the termination of restrictions on restricted stock or the payment of RSUs, the participant will recognize taxable income at ordinary income tax rates, and we should be entitled to a corresponding tax deduction for compensation expense, in the amount paid to the participant or the amount by which the then fair market value of the shares received by the participant exceeds the amount, if any, paid for them. Upon the subsequent disposition of any shares, the participant will recognize a short-term or long-term capital gain or loss in the amount of the difference between the sales price of the shares and the participant’s tax basis in the shares. However, a Plan participant granted restricted stock that is subject to forfeiture or repurchase through a vesting schedule such that it is subject to a “risk of forfeiture” (as defined in Section 83 of the Code) may, subject to our consent, make an election under Section 83(b) of the Code to recognize taxable income at ordinary income tax rates, at the time of the grant, in an amount equal to the fair market value of the shares of common stock on the date of grant, less the amount paid, if any, for such shares. We will be entitled to a corresponding tax deduction for compensation, in the amount recognized as taxable income by the participant. If a timely Section 83(b) election is made, the participant will not recognize any additional ordinary income on the termination of restrictions on restricted stock, and we will not be entitled to any additional tax deduction.

Other Stock or Cash Based Awards. A Plan participant will not recognize taxable income and we will not be entitled to a tax deduction upon the grant of other stock or cash based awards until cash or shares are paid or distributed to the participant. At that time, any cash payments or the fair market value of shares that the participant receives will be taxable to the participant at ordinary income tax rates and we should be entitled to a corresponding tax deduction for compensation expense. Payments in shares will be valued at the fair market value of the shares at the time of the payment, and upon the subsequent disposition of the shares, the participant will recognize a short-term or long-term capital gain or loss in the amount of the difference between the sales price of the shares and the participant’s tax basis in the shares.

1999 Flexible Incentive Plan

We established the 1999 Flexible Incentive Plan (the “1999 Plan”) for the purpose of attracting and retaining employees. No additional awards have been granted under the 1999 Plan since October 2017.

Share Reserve. The 1999 Plan provided that the maximum number of shares to be issued under the 1999 Plan would be an amount equal to 10% of the Company’s issued and outstanding common stock at such time; the aggregate number of common stock that may be issued under the Plan is 1,100,000 shares. At  December 31, 2024, approximately 256,929 restricted shares of common stock had been issued under the 1999 Plan.

Awards. The 1999 Plan provides that our administrator may grant or issue stock options, restricted stock, performance awards, dividend equivalents, stock appreciation rights, phantom stock awards or any combination thereof. The administrator considers each award grant subjectively, considering factors such as the individual performance of the recipient and the anticipated contribution of the recipient to the attainment of our long-term goals. Each award is set forth in a separate agreement with the person receiving the award and indicates the type, terms and conditions of the award. To date, only restricted stock has been issued under the 1999 Plan.

Restricted stock may be granted to participants and made subject to such restrictions as may be determined by the administrator. Typically, restricted stock may be repurchased by us at the original purchase price or, if no cash consideration was paid for such stock, forfeited for no consideration if the conditions or restrictions are not met, and the restricted stock may not be sold or otherwise transferred to third parties until restrictions are removed or expire. Recipients of restricted stock, unlike recipients of options, may have voting rights and may receive dividends, if any, prior to when the restrictions lapse.

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Administration. Our Board of Directors administers the 1999 Plan. Subject to the terms and conditions of the 1999 Plan, the administrator has the authority to select the persons to whom awards are to be made, to determine the type or types of awards to be granted to each person, determine the number of awards to grant, determine the number of shares to be subject to such awards, and the terms and conditions of such awards, and make all other determinations and decisions and to take all other actions necessary or advisable for the administration of the 1999 Plan. The plan administrator is also authorized to prescribe, amend and rescind rules relating to administration of the 1999 Plan, subject to certain restrictions.

Eligibility. Awards under the 1999 Plan were granted to individuals who were then our employees, consultants and members of our Board of Directors and our subsidiaries. Approximately 15 employees, two consultants and four non-employee directors were eligible to participate in the 1999 Plan when it was in use and one executive officer and two former employees own restricted shares that have not fully vested. No new securities have been issued or reserved for issuance under the 1999 Plan since 2017. The Company does not plan on issuing new securities under the 1999 Plan.

Corporate Transactions. In the event of a corporate transaction where the acquirer does not assume awards granted under the 1999 Plan, awards issued under the 1999 Plan will be subject to accelerated vesting such that 100% of the awards will become vested and exercisable or payable. Under the 1999 Plan, a corporate transaction is generally defined as any recapitalization, merger, consolidation or conversion involving our company or any exchange of securities involving the common stock, provided that a primary issuance of shares of common stock shall not be deemed to be a corporate transaction.

Amendment and Termination of the 1999 Plan. Our Board of Directors may terminate, amend or modify the 1999 Plan. No new securities have been issued or reserved for issuance under the 1999 Plan since 2017.

Securities Laws. The 1999 Plan is intended to conform to all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the SEC thereunder, including, without limitation, Rule 16b-3. The 1999 Plan will be administered, and awards will be granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations.

Federal Income Tax Consequences. The material federal income tax consequences of the 1999 Plan under current federal income tax law are summarized in the following discussion, which deals with the general tax principles applicable to the 1999 Plan. The following discussion is based upon laws, regulations, rulings and decisions now in effect, all of which are subject to change. Foreign, state and local tax laws, and employment, estate and gift tax considerations are not discussed due to the fact that they may vary depending on individual circumstances and from locality to locality.

A 1999 Plan participant generally will not recognize taxable income at ordinary income tax rates and we generally will not be entitled to a tax deduction upon the grant of restricted stock. Upon the termination of restrictions on restricted stock, the participant will recognize taxable income at ordinary income tax rates, and we should be entitled to a corresponding tax deduction for compensation expense, in the amount paid to the participant or the amount by which the then fair market value of the shares received by the participant exceeds the amount, if any, paid for them. Upon the subsequent disposition of any shares, the participant will recognize a short-term or long-term capital gain or loss in the amount of the difference between the sales price of the shares and the participant’s tax basis in the shares. However, a 1999 Plan participant granted restricted stock that is subject to forfeiture or repurchase through a vesting schedule such that it is subject to a “risk of forfeiture” (as defined in Section 83 of the Code) may make an election under Section 83(b) of the Code to recognize taxable income at ordinary income tax rates, at the time of the grant, in an amount equal to the fair market value of the shares of common stock on the date of grant, less the amount paid, if any, for such shares. We will be entitled to a corresponding tax deduction for compensation, in the amount recognized as taxable income by the participant. If a timely Section 83(b) election is made, the participant will not recognize any additional ordinary income on the termination of restrictions on restricted stock, and we will not be entitled to any additional tax deduction.

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The following table  summarizes information about our equity compensation plans as of December 31, 2024.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	I
Equity compensation plans approved by security holders	-	-	212,707

Equity compensation plans not approved by security holders	-	-	693,907

Total	-	-	906,614	(1)

(1)	Of these securities, as of December 31, 2024, (i) 212,707 shares of common stock remain available for future issuance under the Plan, and (ii) 693,907 shares of common stock remain available for future issuance under the 1999 Plan; however, use of the 1999 Plan has been suspended since October 2017.

OTHER INFORMATION

Clawback Policy

Our Board has adopted a clawback policy relating to recovery of erroneously awarded compensation that complies with the Nasdaq clawback rules which were required by SEC Rule 10D-1. Under this policy, in the event that the Company is required to prepare an accounting restatement of its financial statements due to the Company’s material noncompliance with any financial reporting requirement under the securities laws, the policy requires that the administrator of the policy, to the extent legally permitted and pursuant to the terms of the policy, recover from current and former Section 16 officers any incentive-based compensation, as defined in Nasdaq’s clawback rules, received by such officers that exceeds the amount of incentive-based compensation that otherwise would have been received had such incentive based compensation been determined according to the applicable accounting restatement.

Policies and Practices related to the Grant of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information (“MNPI”)

In accordance with Item 402(x) of Regulation S-K under the Securities Act, we are providing information regarding our procedures related to the grant of certain equity awards close in time to the release of MNPI.

The timing of equity award grants is determined with consideration to a variety of factors, including but not limited to, the achievement of pre-established performance targets, market conditions and internal milestones. Although we do not have a formal policy, program or plan that requires us to award equity or equity-based compensation on specific dates, we generally issue equity awards to our executive officers annually in the first quarter. In determining the timing and terms of an equity award, the Compensation Committee may consider MNPI to ensure that such grants are made in compliance with applicable laws and regulations. The Board’s or the Compensation Committee’s procedures to prevent the improper use of MNPI in connection with the granting of equity awards may include oversight by legal counsel and, where appropriate, delaying the grant of equity awards until the public disclosure of such MNPI. Additionally, our Insider Trading Policy prohibits directors, officers and employees from trading in our common stock while in possession of or on the basis of MNPI about us. We have not timed, and do not plan to time, the disclosure of MNPI for the purpose of affecting the value of executive compensation.

In the year ended December 31, 2024, no options were granted to our named executive officers within four business days prior to, or one business day following, the filing or furnishing of a periodic or current report by us that disclosed MNPI.

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AUDIT COMMITTEE

General

The Audit Committee is comprised of Mr. Durfey, Ms. Barnes and Ms. Hager, each of whom is “independent” within the meaning of the Nasdaq Rules, our director independence standards and the audit committee requirements of the SEC. Ms. Barnes serves as the Audit Committee’s Chair. The Board of Directors has determined that Ms. Barnes qualifies as an “audit committee financial expert,” as defined by the SEC and that each member of the Audit Committee is “financially literate” under the Nasdaq Rules. The Audit Committee met four (4) times during 2024.

The Audit Committee’s main function is to oversee our accounting and financial reporting processes and the audits of our financial statements. The Audit Committee also shares responsibility for performing risk assessment. The Audit Committee is responsible for discussing with management the guidelines, policies and processes relied upon and used by management to assess and manage our exposure to risk.

The Audit Committee ensures that procedures have been established for the receipt, retention and treatment of complaints from our employees on accounting, internal accounting controls or auditing matters, as well as for the confidential, anonymous submissions by our employees of concerns regarding questionable accounting or auditing matters or other potentially material risks.

The Audit Committee’s principal responsibilities include:

■	Assisting the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of our accounting, auditing and reporting practices;

■	Reviewing and monitoring compliance with our code of ethics and conduct;

■	The ultimate authority over the appointment, retention, compensation, oversight and evaluation of the work of our independent registered public accounting firm;

■	Preparing the report that the SEC requires in our annual proxy statement; and

■	The selection, approval and engagement of our independent registered public accounting firm, including approving any special assignments given to the independent accounting firm and reviewing:

■	The independence of the independent registered public accounting firm;

■	Any audit and non-audit services to be performed by the independent registered public accounting firm;

■	Our guidelines and policies with respect to risk assessment and risk management; and

■	Our compliance with legal and regulatory requirements.

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The Audit Committee operates pursuant to a written charter that is available on the Company’s website at https://presidiopt.com/corporate-governance/.

In determining whether to appoint or reappoint the independent registered public accounting firm as our independent auditor, the Audit Committee takes into consideration a number of factors, including audit fees, the expertise of the lead audit partner with respect to real estate and, specifically REITs, the length of time the firm has been engaged by us, the quality of the Audit Committee’s ongoing discussions with its independent registered public accounting firm and an assessment of the professional qualifications, external data relating to audit quality and performance, including recent Public Company Accounting Oversight Board reports relating to our independent registered public accounting firm and past performance of the firm’s lead audit partner responsible for our audit. The Audit Committee has also been involved in the selection of the lead audit partner.

AUDIT COMMITTEE REPORT

Management of the Company has the primary responsibility for the preparation of the financial statements as well as executing the financial reporting process, principles and internal controls. The independent registered public accounting firm is responsible for performing an audit of the Company’s financial statements and expressing an opinion as to the conformity of such financial statements with accounting principles generally accepted in the United States. The Audit Committee is responsible for assisting the Board of Directors in overseeing the conduct of these activities by the Company’s management and the independent auditors.

The Audit Committee, with respect to the audit of the Company’s 2024 consolidated financial statements, reports as follows:

■	The Audit Committee and the Company’s management met with Moss Adams LLP, in advance of the 2024 audit to discuss the annual audit planning. The discussions included identifying critical audit areas, accounting and reporting controls and the overall audit approach.

■	The Audit Committee has reviewed and discussed the audit of the financial statements, for the year ended December 31, 2024, with Moss Adams LLP, and with the Company’s management.

■	The Audit Committee has discussed with Moss Adams LLP, the matters required by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC, as currently in effect. In addition, the Audit Committee has received the written disclosures and the letter from Moss Adams LLP, as required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the audit committee concerning independence, as currently in effect, and the Audit Committee has discussed with Moss Adams LLP, their independence from the Company. The Audit Committee has also considered whether Moss Adams LLP’s other non-audit services to the Company are compatible with maintaining Moss Adams LLP’s independence.

■	Following discussions and a complete review of the financial statements, the Audit Committee approves and authorizes for filing, the financial report filings (Forms 10-K and 10-Qs) prior to the Company’s management filing of these financial statements with the SEC. Based on the review and discussions described in this report, the Audit Committee recommended to the Board of Directors that the audited financial statements for the year ended December 31, 2024, be included in our Annual Report on Form 10-K for filing with the SEC.

During the year ended December 31, 2024, Moss Adams LLP served as our independent auditor. The Audit Committee has the right, however, to select a new auditor at any time in the future in its discretion if it deems the change would be in our best interests. Any such decision would be disclosed to the stockholders in accordance with applicable securities laws.

Submitted by the members of the Audit Committee of the Board of Directors.

Jennifer A. Barnes, Chair
James R. Durfey
Tracie Hager

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The above report of the Audit Committee will not be deemed to be incorporated by reference into any filing by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates the same by reference.

Audit Fees

Baker Tilly US, LLP served as our independent registered public accounting firm for the year ended December 31, 2023.

Moss Adams LLP served as our independent registered public accounting firm for the year ended December 31, 2024.

The following table presents fees for professional services rendered by our independent registered public accounting firms, for fiscal years 2024 and 2023:

	2024	2023
Audit fees[1]	$605,014	$203,770
Audit-related fees[2]	-	36,185
Tax fees	104,150	179,895
Total fees	$709,164	$419,850

[1]	Audit fees represent aggregate fees billed for professional services in connection with our annual audit of our consolidated financial statements and reviews of our quarterly reports on Form 10-Q. Moss Adams LLP billed $209,000 in 2024 and Baker Tilly US, LLP billed $396,014 in 2024 and $203,770 in 2023.

[2]	Audit-related fees represent fees for assurance and related services reasonably related to the audit and/or review of financial statements, such as audits required in connection with property acquisitions, certain additional services associated with accessing the capital markets, including reviewing registration statements and amendments thereto, the issuance and preparation of comfort letters and consents, and/or other accounting-related services. All audit-related fees and tax fees were billed by Baker Tilly.

Pre-Approval Policies and Procedures

The Audit Committee has adopted a policy that it generally must pre-approve all audit and non-audit services to be performed by the Company’s independent registered public accounting firm before the firm is engaged to perform the services. The Audit Committee reviews and approves these fees in advance, taking into consideration the quality and timing of service and the competitiveness of the fees charged. The Audit Committee believes that audit independence has not been impaired as a result of the non-audit services provided, if any.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of March 31, 2025, relating to the beneficial ownership of shares of our common stock by (1) each director and named executive officer named in the Summary Compensation Table, (2) all executive officers and directors as a group as of March 31, 2025, and (3) 5% or greater holders. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Except as indicated in footnotes to this table, we believe that the stockholders named in this table have sole voting and investment power with respect to all shares of common stock shown to be beneficially owned by them based on information provided to us by these stockholders. The address of each person is c/o Presidio Property Trust, Inc., 4995 Murphy Canyon Road, Suite 300, San Diego, California 92123 unless otherwise indicated herein.

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	Number of		% of Total
	Shares of		Outstanding
Directors and Officers	Common Stock		Shares (1)
Jennifer A. Barnes	106,867	(2)	* %
James R. Durfey	143,925	(3)	1%
Tracie Hager	43,321	(4)	* %
Jack K. Heilbron	1,943,329	(5)	12.7%
Steve Hightower	131,971	(6)	* %
Gary M. Katz	756,705	(7)	5.3%
Elena Piliptchak	239,881	(8)	1.5%
Edwin Bentzen	240,499	(9)	1.5
All current directors and executive officers as a group (8 people)	3,606,498		24.0%
5% or greater stockholders
Armistice Capital, LLC, 510 Madison Avenue, 7th Floor, New York, New York 10022	706,286	(10)	4.9%
Radoff Family Foundation (11)	1,000,000	(11)	7.07%
Zuma Capital Management, LLC and the other members of the Zuma Investor Group (12)	1,103,655	(13)	7.8%

*	Less than 1%.

(1)	Based on 14,154,032 shares of common stock of the Company issued and outstanding as of March 31, 2025.

(2)	Includes 22,616 shares of unvested stock and 22,541 shares of Series A Common Stock issuable upon exercise of outstanding warrants.

(3)	Includes 22,616 shares of unvested stock and 30,481 shares of Series A Common Stock issuable upon exercise of outstanding warrants.

(4)	Includes 21,414 shares of unvested stock.

(5)	Includes (i) 11,755 shares held by Puppy Toes, Inc. and its subsidiaries (including Centurion Counsel, Inc.), of which Mr. Heilbron is the controlling shareholder, (ii) 10,007 shares held by Mr. Heilbron’s spouse, (iii) 600 shares held by or for the benefit of Mr. Heilbron’s grandchildren, (iv) 246,273 shares of unvested stock, (v) 79,552 shares held by Centurion Counsel, Inc. on behalf of various account holders that Mr. Heilbron holds certain voting rights and (vi) 1,096,722 shares issuable upon exercise of outstanding warrants.

(6)	Includes 53,926 shares of unvested stock and 35,102 shares of Series A Common Stock issuable upon exercise of outstanding warrants.

(7)	Includes 292,603 shares of unvested stock and 158,958 shares of Series A Common Stock issuable upon exercise of outstanding warrants.

(8)	Ms. Piliptchak, as the managing member of each Ouray Fund Management and Ouray Capital Management, may be deemed the beneficial of the (i) 53,927 shares of Series A Common Stock owned directly by Samara Growth, (ii) 50,991 shares of Series A Common Stock owned directly by Samara Select, (iii) 76,475 shares of Series A Common Stock owned directly by Ouray Select, (iv) 46,688 shares of Series A Common Stock owned directly by Ouray International, and (v) 11,800 shares of Series A Common Stock owned directly.

(9)	Includes 127,720 shares of unvested stock and 27,431 shares of Series A Common Stock issuable upon exercise of outstanding warrants.

(10)	Armistice Capital LLC owns warrants to purchase 2,000,000 shares with a 9.99% beneficial ownership blocker. In a Schedule 13G/A filed on February 14, 2025 by Armistice Capital LLC and Steven Boyd these persons indicated shared voting and dispositive power over 756,525 shares of Series A Common Stock.

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(11)	Based on a Schedule 13D filed on December 13, 2024 by the Radoff Family Foundation and Bradley Louis Radoff, the Radoff Family Foundation directly beneficially owned 725,000 shares of Series A Common Stock. As of such date Mr. Radoff directly beneficially owned 275,000 shares of Series A Common Stock. Mr. Radoff, as a director of the Radoff Family Foundation, may be deemed to beneficially own the 725,000 shares of Series A Common Stock beneficially owned by the Radoff Family Foundation, which, together with the shares of Series A Common Stock he directly beneficially owns, constitutes an aggregate of 1,000,000 shares of Series A Common Stock. The Schedule 13D noted that its filing shall not be deemed an admission that the reporting persons are, for purposes of Section 13(d) of the Exchange Act, the beneficial owners of any securities of the Company that he or it does not directly own. Each reporting person disclaimed beneficial ownership of the shares of Series A Common Stock that he or it does not directly own. Each of Radoff Family Foundation and Mr. Radoff may be deemed to share the power to vote and dispose of the shares of Series A Common Stock directly beneficially owned by the Radoff Family Foundation. Mr. Radoff has the sole power to vote and dispose of the shares of Series A Common Stock directly beneficially owned by him.

(12)	Based on a Schedule 13D filed on May 10, 2024 by Zuma Capital Management, LLC (“Zuma Capital Management”), ZCM Opportunities Fund, LP (“ZCM Opportunities”), Brent Morrison, as the Managing Member of Zuma Capital Management; Samara Growth Fund, LP, (“Samara Growth”), Samara Select Fund, LP (“Samara Select”), Ouray Select, LP (“Ouray Select”), Ouray Partners International Ltd., (“Ouray International”), Ouray Fund Management, LLC, (“Ouray Fund Management”), as the general partner of each of Samara Growth, Samara Select and Ouray Select, Ouray Capital Management, LLC, (“Ouray Capital Management”), as the investment manager of each of Samara Growth, Samara Select, Ouray Select and Ouray International; Elena Piliptchak, as the Managing Member of each Ouray Fund Management and Ouray Capital Management, Vito Garfi, Reuben Berman. and Stefani Carter (collectively, the Zuma Investor Group”). The Zuma Investor Group (which includes all of the parties who signed the Cooperation Agreement) beneficially owns in the aggregate 1,103,655 shares of Series A Common Stock, including 105,912 shares of Series A Common Stock issuable upon the exercise of certain warrants. See “Cooperation Agreement with Zuma Capital Management, LLC” on page 12 of this Proxy Statement.

(13)	ZCM Opportunities directly beneficially owns 162,037 shares of Series A Common Stock, including 80,765 shares of Series A Common Stock issuable upon the exercise of certain Series A Common Stock purchase warrants (the “Warrants”). Zuma Capital Management, as the general partner and investment manager of ZCM Opportunities and the separately managed accounts (the “SMAs”), may be deemed to beneficially own the (i) 100 shares of Series A Common Stock owned directly, (ii) 162,037 shares of Series A Common Stock owned directly by ZCM Opportunities, (iii) 30,076 shares of Series A Common Stock held in a certain retirement account (the “Retirement Account”), and (iv) 41,138 shares of Series A Common Stock held in the SMAs. Mr. Morrison, as the managing member of Zuma Capital Management, may be deemed the beneficial owner of the (i) 32,147 shares of Series A Common Stock owned directly, including 25,147 shares of Series A Common Stock underlying the warrants, (ii) 162,037 shares of Series A Common Stock owned directly by ZCM Opportunities, (iii) 100 shares of Series A Common Stock owned directly by Zuma Capital Management, (iv) 30,076 shares of Series A Common Stock held in the Retirement Account, and (v) 41,138 shares of Series A Common Stock held in the SMAs. As of May 10, 2024, Samara Growth directly owned 53,927 shares of Series A Common Stock. As of May 10, 2024, Samara Select directly owned 50,991 shares of Series A Common Stock. As of May 10, 2024, Ouray Select directly owned 76,475 shares of Series A Common Stock. As of May 10, 2024, Ouray International directly owned 46,688 shares of Series A Common Stock. As the general partner of each of Samara Growth, Samara Select and Ouray Select, Ouray Fund Management may be deemed to beneficially own the 181,393 shares of Series A Common Stock beneficially owned in the aggregate by Samara Growth, Samara Select and Ouray Select. As the investment manager of each of Samara Growth, Samara Select, Ouray Select and Ouray International, Ouray Capital Management may be deemed to beneficially own the 228,081 shares of Series A Common Stock beneficially owned in the aggregate by Samara Growth, Samara Select, Ouray Select and Ouray International. As the managing member of each Ouray Fund Management and Ouray Capital Management, Ms. Piliptchak may be deemed to beneficially own the 239,881 shares of Series A Common Stock beneficially owned in the aggregate by Samara Growth, Samara Select, Ouray Select and Ouray International and 11,800 shares of Series A Common Stock owned directly. As of May 10, 2024, Vito Garfi directly owned 598,276 shares of Series A Common Stock.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers and any owner of greater than 10% of the Company’s common stock to file reports with the SEC concerning their ownership of the Company’s common stock. Based solely upon information provided to the Company by individual directors and executive officers, the Company believes that, during the year ended December 31, 2024, all of its directors and executive officers and owners of greater than 10% of the Company’s common stock complied with the Section 16(a) filing requirements.

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Related Party Transactions

Our Audit Committee reviews and approves all related party transactions that management has determined are required to be disclosed in the audited financial statements.

In the last two fiscal years, there have been no transactions in which the Company was or is to be a party in which the amount involved exceeds $120,000 and in which any director, executive officer, holder of more than 5% of the Company’s common stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest except as set forth below.

Additionally, we received full payroll reimbursement for employee services related to Centurion Counsel and Puppy Toes, Inc. during the years ended December 31, 2024 and 2023., which totaled approximately $141,429 and $154,895, respectively. These reimbursements were at cost and were not marked up or discounted. As of December 31, 2024 and 2023, we had a reimbursement receivable balance of approximately $12,376 and $52,879, which were paid in full during January 2025 and January 2024, respectively.

Additionally, we received full reimbursement for certain payroll services provided by our employees to Centurion Counsel, Inc. and Puppy Toes, Inc. during the years ended December 31, 2024 and 2023, which totaled approximately $141,429 and $154,895, respectively. These reimbursements were at cost and were not marked up or discounted. As of December 31, 2024 and 2023, we had a reimbursement receivable balance of approximately $12,376 and $52,879, which were paid in full during January 2025 and January 2024, respectively.

Interests of Certain Persons in Matters to be Acted Upon

Other than the election of directors, approval of the amendment and restatement of the Plan, approval of the advisory vote on executive compensation and approval of the advisory vote on the frequency of the advisory vote on executive compensation, none of our directors, nominees for director, executive officers, any person who has served as a director or executive officer since the beginning of the last fiscal year, or their associates have any interest, direct or indirect, by security holdings or otherwise, in any of the matters to be acted upon at the Annual Meeting as described in this Proxy Statement.

Indemnification of Our Directors and Officers in Our Charter and Bylaws

Our charter authorizes us to obligate ourselves, and our Bylaws obligate us, to the maximum extent permitted by Maryland law in effect from time to time, to indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, pay or reimburse reasonable expenses in advance of final disposition of a proceeding to:

■	any present or former director or officer who is made or threatened to be made a party to, or witness in, a proceeding by reason of his or her service in that capacity; or

■	any individual who, while a director or officer of our Company and at our request, serves or has served as a director, officer, partner, trustee, member or manager of another corporation, real estate investment trust, limited liability company, partnership, joint venture, trust, employee benefit plan or any other enterprise and who is made or threatened to be made a party to, or witness in, the proceeding by reason of his or her service in that capacity.

Our charter and Bylaws also permit us to indemnify and advance expenses to any individual who served any of our predecessors in any of the capacities described above and any employee or agent of us or any of our predecessors.

Indemnification Provided by Certain Employment Agreements

We have entered into indemnification agreements with each of our executive officers whereby we agree to indemnify such executive officers to the fullest extent permitted by the Company’s charter and Bylaws and applicable law against any and all damages, costs, liabilities, losses and expenses (including reasonable attorneys’ fees) as a result of any claim or proceeding (whether civil, criminal, administrative or investigative), or any threatened claim or proceeding (whether civil, criminal, administrative or investigative), against the executive that arises out of or relates to his service as an officer, director or employee. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors or executive officers, we have been informed that in the opinion of the SEC such indemnification is against public policy and is therefore unenforceable.

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PROPOSAL 2

RATIFICATION OF THE APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of our Board of Directors has engaged Moss Adams LLP, as our independent auditor to audit our financial statements for the year ending December 31, 2025. Moss Adams LLP’s PCAOB firm ID is PCAOB ID 569. A representative of Moss Adams LLP may be present at the Annual Meeting and will have an opportunity to make a statement if he or she so desires. The representative, if present, will be available to respond to appropriate questions from our stockholders.

Although it is not required to do so, our Board is submitting the Audit Committee’s appointment of our independent registered public accounting firm for ratification by our stockholders at the Annual Meeting in order to ascertain the view of the stockholders regarding such appointment.

In the event stockholders fail to ratify the appointment, our Audit Committee will reconsider whether to retain our independent registered public accounting firm at its next scheduled meeting. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company.

On August 19, 2024, the Audit Committee dismissed Baker Tilly US, LLP, the Company’s former independent registered public accounting firm, effective immediately.

The reports of Baker Tilly US, LLP on the Company’s audited consolidated financial statements for the years ended December 31, 2023 and 2022 (the “Baker Tilly Reports”) did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. During the Company’s two years ended December 31, 2023 and 2022, and during the subsequent interim period preceding Baker Tilly US, LLP’s dismissal (the “Relevant Period”), there were no disagreements with Baker Tilly US, LLP on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Baker Tilly US, LLP would have caused Baker Tilly US, LLP to make reference to the subject matter of the disagreements in connection with its audit reports.

During the Relevant Period, there were no reportable events of the type described in Item 304(a)(1)(v) of Regulation S-K except as set forth below.

As disclosed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, the Company’s management identified the following material weaknesses in internal control over financial reporting, which relates to a non-recuring significant transaction for income tax provision under ASC 740, Income Taxes:

●	The Company lacked a formal review and approval process in connection with the annual income tax provision, specifically related to real estate investment trust (“REIT”) and non-REIT subsidiaries and the ownership of shares of Conduit Pharmaceuticals Inc. (“Conduit”) received by the Company in Conduit’s de-SPAC transaction on September 22, 2023; and

●	The Company did not design adequate internal controls under an appropriate financial reporting framework, including monitoring controls and certain entity level controls with regards to the income tax provision.

These material weaknesses were discussed by the Company’s management and the Audit Committee with Baker Tilly US, LLP.

The Audit Committee has authorized Baker Tilly US, LLP to respond fully to the inquiries of the Company’s new independent registered public accounting firm, concerning this material weakness.

The Company provided Baker Tilly US, LLP with a copy of its current report on Form 8-K describing Baker Tilly US, LLP’s dismissal (the “Change in Auditor 8-K”) prior to its filing with the SEC and requested that Baker Tilly US, LLP furnish the Company with a letter addressed to the SEC stating whether or not Baker Tilly US, LLP agrees with the above statements. A copy of the letter from Baker Tilly US, LLP dated August 21, 2024 has been filed with the Change in Auditor 8-K as Exhibit 16.1.

On August 19, 2024, the Audit Committee approved the engagement of Moss Adams LLP as the Company’s new independent registered public accounting firm to audit the Company’s consolidated financial statements commencing for the year ending December 31, 2024.

During the two most recent years ended December 31, 2023 and December 31, 2022 and during the subsequent interim period from January 1, 2024 through August 20, 2024, neither the Company, nor anyone acting on its behalf, consulted with Moss Adams on (i) any matters regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to the Company’s consolidated financial statements, and no written report or oral advice was provided to the Company that Moss Adams concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was the subject of any disagreement (as described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions thereto) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

RECOMMENDATION OF THE BOARD OF DIRECTORS

Our Board unanimously recommends a vote FOR ratification of the appointment of Moss Adams LLP as our independent registered public accounting firm for the year ending December 31, 2025.

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PROPOSAL 3

PROPOSAL TO AMEND AND RESTATE THE 2017 INCENTIVE AWARD PLAN TO (i) increase the number of shares available for issuance thereunder to 4,500,000 from 3,500,000 shares of common stock and (ii) revise the Plan’s evergreen provision to, on April 1st and October 1st of each year, automatically increase the maximum number of shares of common stock available under the Plan to 15% of the Company’s outstanding shares of common stock, if on such date 4,500,000 shares constitute less than 15% of the Company’s then-outstanding shares of common stock

Overview

At the 2025 Annual Meeting, our stockholders will be asked to approve amending and restating the Plan, as amended to date, in the form attached hereto as Appendix A, to (i) increase the number of shares available for issuance thereunder to 4,500,000 from 3,500,000 shares of common stock and (ii) revise the Plan’s evergreen provision to, on April 1st and October 1st of each year, automatically increase the maximum number of shares of common stock available under the Plan to 15% of the Company’s outstanding shares of common stock, if on such date 4,500,000 shares constitute less than 15% of the Company’s then-outstanding shares of common stock. Following stockholder approval as set forth herein, the Plan shall be referred to as the “Second Amended and Restated Plan.”

Effective as of October 18, 2017, our Board established the Plan. On May 26, 2022, our stockholders approved an amendment to the Plan to increase the number of shares available for issuance thereunder to 2,500,000 from 1,100,000 shares of common stock. On June 1, 2023, our stockholders approved amending and restating the Plan to (i) increase the number of shares authorized for issuance under the Plan from 2,500,000 shares of common stock to 3,500,000 shares and (ii) add an evergreen provision to, on April 1st and October 1st of each year, automatically increase the maximum number of shares of common stock available under the Plan to 15% of the Company’s outstanding shares of common stock, if on such date 3,500,000 is less than 15% of the Company’s then-outstanding shares of common stock. As of March 31, 2025, an aggregate of 3,500,000 shares of common stock were reserved for issuance under the Plan and 3,287,293 shares of common stock were subject to outstanding awards under the Plan and 212,707 shares of common stock were available for future awards under the Plan. The Board believes than an increase in the number of authorized shares is necessary for us to continue to incentivize our officers, directors, consultants and others, allowing us to attract, retain and motivate the individuals critical to the Company’s success in achieving its business objectives and thereby creating greater value for all our stockholders.

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On April 8, 2025, the Board unanimously approved amending and restating the Plan, subject to stockholder approval of Proposal 3 at the Annual Meeting, to (i) increase the number of shares available for issuance thereunder to 4,500,000 from 3,500,000 shares of common stock and (ii) revise the Plan’s evergreen provision to, on April 1st and October 1st of each year, automatically increase the maximum number of shares of common stock available under the Plan to 15% of the Company’s outstanding shares of common stock, if on such date 4,500,000 shares constitute less than 15% of the Company’s then-outstanding shares of common stock.

The Board has directed that the proposal to amend and restate the Plan be submitted to the stockholders for their consideration and approval at the 2025 Annual Meeting.

Reasons to Approve the Second Amended and Restated Plan

The Board believes that our interests and the interests of our stockholders will be advanced if we can continue to offer our employees, advisors, consultants, and non-employee directors the opportunity to acquire or increase their proprietary interests in the Company. The Board has concluded that our ability to attract, retain, and motivate top-quality talent is material to our success and would be enhanced by our continued ability to grant equity compensation under the Plan. Accordingly, the Board has determined that the number of shares available for issuance under the Plan should be increased so that we may continue our compensation structure and strategy.

If our stockholders do not approve amending and restating the Plan at the Annual Meeting, the number of shares of common stock authorized for issuance under the Plan will remain at 3,500,000 shares and the Plan’s evergreen provision shall remain unchanged, and provide for, on April 1st and October 1st of each year, an automatic increase in the maximum number of shares of common stock available under the Plan to 15% of the Company’s outstanding shares of common stock, if on such date 3,500,000 is less than 15% of the Company’s then-outstanding shares of common stock. In addition, any equity awards granted under the Plan subject to stockholder approval of Proposal 3 will be rendered null and void, which will have an adverse effect on our ability to retain and motivate top-quality employees, directors, and management.

Summary of the Second Amended and Restated Plan

The terms of the Second Amended and Restated Plan shall be identical to the terms of the current Plan described on pages 35 through 38 of this proxy statement, except that (i) the number of shares authorized for issuance thereunder shall be 4,500,000 shares of common stock and (ii) on April 1st and October 1st of each year, the maximum number of shares of common stock available under the Plan shall automatically increase to 15% of the Company’s outstanding shares of common stock, if on such date 4,500,000 shares constitute less than 15% of the Company’s then-outstanding shares of common stock. This summary does not purport to be a complete description of all of the provisions of the Second Amended and Restated Plan and is qualified in its entirety by the draft of the Second Amended and Restated Plan attached as Appendix A.

New Plan Benefits; Awards Granted Under the Second Amended and Restated Plan

The benefits that will be awarded or paid under the Second Amended and Restated Plan, if stockholder approval of Proposal 3 is obtained, cannot currently be determined. Awards granted under the Second Amended and Restated Plan are within the plan administrator’s discretion, and the plan administrator has not determined future awards or who might receive them.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors unanimously recommends a vote FOR amending and restating the 2017 Incentive Award Plan to (i) increase the number of shares available for issuance thereunder to 4,500,000 from 3,500,000 shares of common stock and (ii) revise the Plan’s evergreen provision to, on April 1st and October 1st of each year, automatically increase the maximum number of shares of common stock available under the Plan to 15% of the Company’s outstanding shares of common stock, if on such date 4,500,000 shares constitute less than 15% of the Company’s then-outstanding shares of common stock.

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PROPOSAL 4

PROPOSAL TO AMEND OUR CHARTER TO PROVIDE FOR

AN INCREASE IN THE NUMBER OF AUTHORIZED SHARES OF PREFERRED STOCK

Description of Proposal

The Board has declared advisable and recommends to the stockholders an amendment (“Charter Amendment”) to the charter of the Company to increase the number of authorized shares of preferred stock, par value $0.01 per share (“preferred stock”), of the Company from 1,000,000 shares to 2,000,000 shares and having such preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption as determined by the Board. The full text of the Charter Amendment is set forth in the Articles of Amendment attached hereto as Appendix B and is incorporated by reference herein.

The current charter of the Company authorizes the Company to issue up to 109,001,000 shares of common stock, $0.01 per share, of which 100,000,000 shares are designated as Series A Common Stock, 1,000 shares are designated as Series B Common Stock and 9,000,000 shares are designated as Series C Common Stock, and up to 1,000,000 shares of preferred stock, all of which are designated as 9.375% Series D Cumulative Redeemable Perpetual Preferred Stock (“Series D Preferred Stock”).

Although the current charter of the Company grants the Board the power to classify any unissued shares of preferred stock into one or more classes or series of stock, the charter does not contain a similar provision granting the Board the power to classify any unissued shares of common stock. As such, the Company has from time to time relied on the existing charter provisions to classify undesignated shares of preferred stock into classes and series of common stock and preferred stock, resulting in no shares of undesignated preferred stock currently being authorized under the charter. Currently, all 1,000,000 shares of preferred stock are classified and designated as Series D Preferred Stock. Because the Board does not have the power classify unissued shares of common stock into one or more classes or series of stock and there are currently no authorized but undesignated shares of preferred stock, the Board is unable to classify or issue any additional classes or series of preferred stock at this time.

Purpose and Effect of Amendment

The principal purpose and effect of the Charter Amendment is to provide the Board with additional flexibility in the management of the Company’s capitalization and financing. The ability to issue preferred stock is a well-recognized and commonly-employed financing tool that could be used by us instead of debt to raise capital for future acquisitions or other business purposes. Having the flexibility to issue the full range of securities, including new classes or series of preferred stock, is crucial to ensuring that the Company can competitively finance future acquisitions and other business needs with the same tools employed by our competitors. The issuance of new classes or series of stock may, depending on market conditions, provide the Company with a lower cost of capital than alternative means of financing, which, in turn, can positively affect earnings available to our stockholders.

The overwhelming majority of publicly-traded real estate investment trusts (“REITs”) have the authority to issue blank check preferred stock, and a significant number of these REITs have issued multiple classes or series of stock. By way of example, the following REITs, among many others, have blank check preferred stock authorized under their charters:

Acadia Realty Trust	Digital Realty Trust, Inc.	Hudson Pacific Properties, Inc.
Alexandria Real Estate Equities, Inc.	Extra Space Storage Inc.	UDR, Inc.
Arbor Realty Trust, Inc.	Federal Realty Investment Trust
COPT Defense Properties	Franklin Street Properties Corp.

The foregoing list includes industry-leading REITs. In competing for property acquisitions, the acquiror’s cost of capital is a critical element to success. As a result, we may be at a potential competitive disadvantage to other REITs due to our inability to issue shares of preferred stock as an additional financing tool to achieve the lowest possible overall cost of capital. Moreover, in order for the Company to maintain its qualification as a REIT under the Code, we must distribute annually at least 90% of our REIT taxable income. Therefore, the Company (like all REITs) must regularly access the capital markets to finance its growth since it is generally unable to do so by retaining earnings. As a result, due to the capital-intensive nature of the REIT industry, having the ability to issue new classes or series of stock is an important financing tool for many REITs.

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Terms

The Charter Amendment would grant the Board broad discretion with respect to designating the terms of each class and series of preferred stock prior to issuance. The following is a brief description of the terms, preferences, rights, limitations and restrictions that the Board will be entitled to designate with respect to any class or series preferred stock. The preferences and other terms of each class or series of preferred stock will be specified in the articles supplementary classifying and designating such class or series, which articles supplementary will be accepted for record by the SDAT prior to any issuance of the shares.

Number. The Company would be authorized to issue up to 2,000,000 shares of preferred stock.

Classes and Series. Shares of preferred stock may be issued in classes or series established from time to time by the Board. The Board may fix for each class or series: (i) the number of shares included in the class or series; (ii) the dividend rate(s), period(s) and payment date(s) or method(s) of calculation; (iii) the date from which dividends will accumulate, if applicable; (iv) the amount payable in the event of our liquidation; (v) the voting powers, if any; (vi) the terms, if any, on which the shares may be converted; (vii) the redemption price, if any, and other redemption terms; (viii) sinking fund provisions, if any, for the redemption of the shares; (ix) any limitation on the issuance of any class or series ranking senior to or on parity with such shares; and (x) other terms, rights, limitations and restrictions.

Rank. The Board will determine the ranking and preferences of each class or series of preferred stock with respect to dividend rights, voting rights and rights upon liquidation, dissolution or winding-up of our affairs relative to any of our other authorized shares. Such rights and preferences of a class or series of preferred stock may be senior to, on parity with or junior to our common stock or any other class or series of preferred stock.

Ownership and Transfer Restrictions. Our charter contains restrictions on the ownership and transfer of our shares for the purpose, among others, of preserving our qualification as a REIT under the Code. These limitations and restrictions will generally apply to any class or series of preferred stock, unless our Board determines that such restrictions do not apply.

Depositary Shares. In order to avoid depletion of the number of authorized preferred stock, we may elect to issue fractions of shares of preferred stock or depositary shares rather than full shares of preferred stock. Each depositary share would represent ownership of and entitlement to all preferences and other terms of a fraction of a share of preferred stock of a specified class or series (including dividend, voting, redemption and liquidation rights).

Declawed Preferred Stock

The Board is not aware of any current effort by any person to accumulate shares of stock of the Company or to obtain control of the Company, and the Charter Amendment is not designed to impede a change of control of the Company. Further, the Board has no current intention to adopt a stockholder rights plan (which, if adopted, could have an anti-takeover effect).

In connection with Proposal 4, the Board represents that it will not, without prior stockholder approval, issue or use the newly-authorized shares of preferred stock for any anti-takeover purpose or to implement any stockholder rights plan.

If Proposal 4 is approved by the Company’s stockholders, then the Company will file the Articles of Amendment containing the text of the Charter Amendment set forth in Appendix B to this Proxy Statement for record with the State Department of Assessments and Taxation of Maryland, which we expect to occur promptly after the Annual Meeting.

RECOMMENDATION OF THE BOARD OF DIRECTORS

Our Board unanimously recommends a vote FOR approval of the Charter Amendment described in this Proposal.

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PROPOSAL 5

PROPOSAL TO AMEND OUR CHARTER

TO CLARIFY CUMULATIVE VOTING PROCEDURES IN THE ELECTION OF DIRECTORS

Description of Proposal

The Board has declared advisable and recommends to the stockholders an amendment (“Cumulative Voting Charter Amendment”) to the charter of the Company to clarify the time period required for submission of notice of intent to cumulate votes in the election of directors. The full text of the Cumulative Voting Charter Amendment is set forth in the Articles of Amendment attached hereto as Appendix C and is incorporated by reference herein.

Pursuant to our charter, our stockholders currently have the right to cumulate votes for the election of directors if, after director candidates are placed in nomination, a stockholder provides notice of such stockholder’s intention to cumulate votes. Cumulative voting enables a stockholder to cumulate such stockholder’s votes for the election of a director nominee by casting a number of votes for such nominee equal to the number of directors to be elected multiplied by the number of votes to which the stockholder is entitled to cast. A stockholder may cast all of such stockholder’s votes for one nominee or allocate them among all or any nominees. Cumulative voting may enable a stockholder or group of stockholders representing a small minority of the votes cast in an election of directors to cause the election of one or more nominees.

In order to clarify the cumulative voting procedures, the Company proposes to delete the second sentence of Article V, Section 5.2.2 of charter and insert the following sentence in lieu thereof:

“As provided in the Bylaws, stockholders shall have the right to cumulate votes for the election of directors where the names of candidates are placed in nomination prior to commencement of the voting and a stockholder gives advance notice of the stockholder’s intention to cumulate votes in accordance with the advance notice period set forth in the Bylaws for the nomination of individuals for election to the Board of Directors or the proposal of other business at such annual meeting of stockholders.”

Purpose and Effect of Amendment

Our Board has determined that the current charter is potentially ambiguous as to the procedure by which a stockholder may provide notice of its intention to cumulate votes in the election of directors. The principal purpose and effect of the Cumulative Voting Charter Amendment is to clarify the time period for the submission of such notice. If the Cumulative Voting Charter Amendment is approved, our charter will provide that any notice by a stockholder of such stockholder’s intention to cumulate votes in the election of directors must be provided to the Company in accordance with the time period set forth in our Bylaws for the advance notice of director nominations and other business proposals to be considered at a meeting of stockholders. Please see “Stockholder Proposals and Director Nominations” below.

If Proposal 5 is approved by the Company’s stockholders, then the Company will file the Articles of Amendment containing the text of the Cumulative Voting Charter Amendment set forth in Appendix C to this Proxy Statement for record with the State Department of Assessments and Taxation of Maryland, which we expect to occur promptly after the Annual Meeting. If both Proposal 4 and Proposal 5 are approved by the Company’s stockholders, the Company may combine the Articles of Amendment set forth in Appendix B and Appendix C into one document to be filed with the State Department of Assessments and Taxation of Maryland.

RECOMMENDATION OF THE BOARD OF DIRECTORS

Our Board unanimously recommends a vote FOR approval of the Cumulative Voting Charter Amendment described in this Proposal.

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PROPOSAL 6

ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

Section 14A of the Exchange Act, as amended by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (“Dodd-Frank Act”), entitles our stockholders an opportunity to vote to approve, on a non-binding, advisory basis, the compensation of our named executive officers as disclosed pursuant to Item 402 of Regulation S-K in this Proxy Statement in accordance with the compensation disclosure rules of the SEC.

As described in detail under the heading “Executive Compensation,” we seek to closely align the interests of our named executive officers with the interests of our stockholders. Our compensation programs are designed to reward the achievement of specific annual, long-term and strategic goals by the Company and to align such executive officers’ interests with those of our stockholders by rewarding performance above established goals with the ultimate objective of improving stockholder value.

We encourage you to carefully review the section of this Proxy Statement titled “Executive Compensation” for additional details on our executive officer compensation program as well as the reasons and processes for how our Compensation Committee determined the structure and amounts of the 2024 compensation of our named executive officers.

We are asking our stockholders to indicate their support for the compensation of our named executive officers as set forth in this Proxy Statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our named executive officers’ compensation. Accordingly, we ask that our stockholders vote “FOR” the following resolution.

“RESOLVED, that the stockholders of Presidio Property Trust, Inc. (“Presidio”) approve, on an advisory basis, the compensation of Presidio’s named executive officers, as disclosed in Presidio’s Proxy Statement for the 2025 Annual Meeting of Stockholders, pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the related compensation tables and disclosures.”

The vote on this resolution is not intended to address any specific element of compensation, but rather the vote relates to the compensation of our named executive officers, as described in this Proxy Statement. Pursuant to the Dodd-Frank Act, the vote is advisory, which means that the vote is not binding on the Company, our Board of Directors or our Compensation Committee. Nevertheless, the views expressed by our stockholders, whether through this vote or otherwise, are important to us and, accordingly, the Board of Directors and the Compensation Committee intend to consider the results of this vote in making determinations in the future regarding executive compensation arrangements.

RECOMMENDATION OF THE BOARD OF DIRECTORS

Our Board of Directors unanimously recommends that you vote “FOR” the approval, on an advisory basis, of the compensation of our named executive officers as disclosed in this Proxy Statement.

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PROPOSAL 7

ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES

ON EXECUTIVE COMPENSATION

As required by Section 14A(a)(1) of the Exchange Act, our stockholders may indicate how frequently they believe we should seek an advisory vote on the compensation of our named executive officers. We are seeking a non-binding, advisory determination from our stockholders as to the frequency with which our stockholders have an opportunity to provide an advisory approval of the compensation of our named executive officers. Stockholders may vote for a frequency of one, two or three years, or abstain. We recommend that our stockholders select a frequency of three years or a vote every three years. We believe that this frequency is appropriate because it will enable our stockholders to vote, on a regular basis, on the executive compensation information presented in our Proxy Statement, and will provide sufficient time for the Compensation Committee to evaluate and make changes to our compensation practices and policies, including the impact of any stockholder proposals or communications with any stockholders. An advisory vote on executive compensation is consistent with our policy of enabling our stockholders to stay informed and involved with corporate governance matters and our executive compensation philosophy, policies and practices. Based on the factors discussed, the Board recommends that future votes on executive compensation occur every three years until the next advisory frequency proposal. Stockholders are not being asked to approve or disapprove the Board’s recommendation, but rather to indicate their choice among the following frequency options: every year, every two years or every three years, or to abstain from voting.

RECOMMENDATION OF THE BOARD OF DIRECTORS

Our Board of Directors unanimously recommends that stockholders vote for future advisory votes on executive compensation for a frequency of “EVERY THREE YEARS.”

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OTHER BUSINESS

Management does not intend to present any business at the meeting not mentioned in this Proxy Statement, and at the time of preparation of this Proxy Statement knows of no other business to be presented. If any other matters are properly brought before the meeting or at any postponement or adjournment thereof, the appointed proxies will vote all proxies on such matters in accordance with their discretion.

SOLICITATION OF PROXIES

The solicitation of proxies pursuant to this Proxy Statement is being made on behalf of the Board. Proxies may be solicited by mail, facsimile, telephone, email, internet, including social media platforms, text messages, other electronic means, in person, and by advertisements.

The Company’s officers and directors may solicit proxies by mail, telephone, other electronic means or in person without any additional compensation for doing so.

The Company will bear the expenses incurred in connection with its solicitation of proxies. The Company will also reimburse the expenses of banks, brokers, nominees, and fiduciaries who forward our proxies and proxy materials to our stockholders.

HOUSEHOLDING

We may deliver a single set of proxy materials to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one Notice of Internet Availability of Proxy Materials and one set of proxy materials to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or verbal request, a separate copy of the proxy materials to any stockholder at the shared address to which a single copy of these documents was delivered. If you prefer to receive separate copies of these materials, contact Presidio Property Trust, Inc., 4995 Murphy Canyon Road, Suite 300, San Diego, CA 92123, Attn: Secretary, by registered, certified, or express mail or by calling the Company at (760) 471-8536.

STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS

Stockholder Proposals

Proposals Submitted Pursuant to Rule 14a-8 under the Exchange Act

Pursuant to the various rules promulgated by the SEC, stockholders interested in submitting a proposal to be considered for inclusion in our proxy materials and for presentation at the Company’s 2026 Annual Meeting of Stockholders (the “2026 Annual Meeting”) may do so by following the procedures set forth in Rule 14a-8 under the Exchange Act. In general, to be eligible for inclusion in our proxy statement and form of proxy for the 2026 Annual Meeting, Rule 14a-8 stockholder proposals must be received by the Company at 4995 Murphy Canyon Road, Suite 300, San Diego, California 92123, by December 18, 2025. Such a proposal must also comply with the requirements as to form and substance established by the SEC for such proposals.

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Proposals Submitted Outside of Rule 14a-8 under the Exchange Act

Any stockholder of record of the Company who desires to submit a proposal of business (other than stockholder proposals submitted in accordance with Rule 14a-8) for action at the 2026 Annual Meeting must deliver written notice of an intent to make such proposal of business to the Company’s Corporate Secretary at Presidio Property Trust, Inc., 4995 Murphy Canyon Road, Suite 300, San Diego, California 92123 no earlier than November 18, 2025, nor later than 5:00 p.m., Pacific Time, on December 18, 2025. However, if the date of the 2026 Annual Meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the Annual Meeting, then such notice must be delivered to the Company’s Corporate Secretary not earlier than the 150th day prior to the date of the 2026 Annual Meeting and not later than 5:00 p.m., Pacific Time, on the later of the 120th day prior to the date of the 2026 Annual Meeting, as originally convened, or the tenth day following the day on which public announcement of the date of such meeting is first made. Any such notice must also comply with the disclosure, procedural, and other requirements as set forth in the Presidio Bylaws. Pursuant to the Presidio Bylaws, the public announcement of a postponement or adjournment of an annual meeting shall not commence a new time period for the giving of a stockholder’s advance notice of proposals.

Discretionary Authority Pursuant to Rule 14a-4(c) of the Exchange Act

If a stockholder who wishes to present a proposal before the 2026 Annual Meeting outside of Rule 14a-8 of the Exchange Act fails to notify us by the required dates indicated above for the receipt of advance notices of stockholder proposals submitted outside of Rule 14a-8 of the Exchange Act, the proxies that our Board solicits for the 2026 Annual Meeting will confer discretionary authority on the person named in the proxy to vote on the stockholder’s proposal if it is properly brought before that meeting subject to compliance with Rule 14a-4(c) of the Exchange Act. If a stockholder makes timely notification, the proxies may still confer discretionary authority to the person named in the proxy under circumstances consistent with the SEC’s proxy rules, including Rule 14a-4(c) of the Exchange Act.

Director Nominations

Any stockholder of record of the Company who desires to nominate one or more director candidates at the 2026 Annual Meeting must deliver an advance written notice of its intent to make such director nomination to the Company’s Corporate Secretary at Presidio Property Trust, Inc., 4995 Murphy Canyon Road, Suite 300, San Diego, California 92123 no earlier than November 18, 2025, nor later than 5:00 p.m., Pacific Time, on December 18, 2025. However, if the date of the 2026 Annual Meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the Annual Meeting, then such notice must be delivered to the Company’s Corporate Secretary not earlier than the 150th day prior to the date of the 2026 Annual Meeting and not later than 5:00 p.m., Pacific Time, on the later of the 120th day prior to the date of the 2026 Annual Meeting, as originally convened, or the tenth day following the day on which public announcement of the date of such meeting is first made. Any such notice must also comply with the disclosure, procedural, and other requirements as set forth in the Presidio Bylaws. Pursuant to the Presidio Bylaws, the public announcement of a postponement or adjournment of an annual meeting shall not commence a new time period for the giving of a stockholder’s advance notice of nominations.

In addition, to comply with the universal proxy rules contained in Rule 14a-19 under the Exchange Act and the Presidio Bylaws, any stockholder who intends to solicit proxies for the 2026 Annual Meeting in support of director nominees other than the Board’s nominees must provide notice, in accordance with the time periods set forth in Rule 14a-19, that sets forth the information required by Rule 14a-19, including providing a statement that such stockholder intends to solicit the holders of shares representing at least 67% of the voting power of the Company’s shares entitled to vote on the election of directors in support of director nominees other than the Company’s nominees.

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ANNUAL REPORT ON FORM 10-K

Company stockholders will receive in the mail or be able to view this Proxy Statement and the Annual Report over the Internet at www.presidiopt.com, by following the instructions provided in your Notice of Availability of Proxy Materials or by going to the website www.virtualshareholdermeeting.com/SQFT2025 and following the instructions. The Annual Report contains important information about the Company and its financial condition that is not included in this Proxy Statement. If you prefer a paper copy of the proxy materials, you may request one by calling (760) 471-8536.

BY ORDER OF THE BOARD OF DIRECTORS,

Jack K. Heilbron

President and Chief Executive Officer

Chairman of the Board

San Diego, California
April 17, 2025

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THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR ALL” OF OUR BOARD’S NOMINEES (JENNIFER A. BARNES AND TRACIE HAGER) ON PROPOSAL 1, “FOR” PROPOSAL 2, “FOR” PROPOSAL 3, “FOR” PROPOSAL 4, “FOR” PROPOSAL 5, “FOR” PROPOSAL 6, AND “FOR EVERY THREE YEARS” ON PROPOSAL 7.

PLEASE RETURN ALL PROXY CARDS AND VOTING INSTRUCTION FORMS PROMPTLY.

WE URGE YOU TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE PREPAID ENVELOPE PROVIDED, NO MATTER HOW MANY SHARES YOU OWN.

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Appendix A

SECOND AMENDED AND RESTATED PRESIDIO PROPERTY TRUST, INC.

2017 INCENTIVE AWARD PLAN

ARTICLE 1.

PURPOSE

The purpose of the Amended and Restated Presidio Property Trust, Inc. 2017 Incentive Award Plan (the “Plan”) is to promote the success and enhance the value of Presidio Property Trust, Inc., a Maryland corporation (the “Company”), and its Affiliates (as defined below) by linking the individual interests of Employees, Consultants and members of the Board to those of the Company’s shareholders and by providing such individuals with an incentive for outstanding performance to generate superior returns to the Company’s shareholders. The Plan is further intended to provide flexibility to the Company and its Affiliates in their ability to motivate, attract, and retain the services of those individuals upon whose judgment, interest, and special effort the successful conduct of the Company’s operation is largely dependent.

ARTICLE 2.

DEFINITIONS AND CONSTRUCTION

Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise. The singular pronoun shall include the plural where the context so indicates.

2.1 “Administrator” shall mean the entity that conducts the general administration of the Plan as provided in Article 10 hereof. With reference to the duties of the Administrator under the Plan which have been delegated to one or more persons pursuant to Section 10.6 hereof, or which the Board has assumed, the term “Administrator” shall refer to such person(s) unless the Committee or the Board has revoked such delegation or the Board has terminated the assumption of such duties.

2.2 “Affiliate” shall mean any Subsidiary.

2.3 “Applicable Accounting Standards” shall mean Generally Accepted Accounting Principles in the United States, International Financial Reporting Standards or such other accounting principles or standards as may apply to the Company’s financial statements under United States federal securities laws from time to time.

2.4 “Applicable Law” shall mean any applicable law, including without limitation, (a) provisions of the Code, the Securities Act, the Exchange Act and any rules or regulations thereunder; (b) corporate, securities, tax or other laws, statutes, rules, requirements or regulations, whether federal, state, local or foreign; and (c) rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded.

2.5 “Award” shall mean an Option, a Restricted Stock award, a Performance Bonus Award, a Dividend Equivalent award, a Stock Payment award, a Restricted Stock Unit award, a Performance Share award, an Other Incentive Award or a Stock Appreciation Right, which may be awarded or granted under the Plan.

2.6 “Award Agreement” shall mean any written notice, agreement, contract or other instrument or document evidencing an Award, including through electronic medium, which shall contain such terms and conditions with respect to an Award as the Administrator shall determine, consistent with the Plan.

2.7 “Board” shall mean the Board of Directors of the Company.

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2.8 “Cause” shall mean (a) the Administrator’s determination that the Participant failed to substantially perform the Participant’s duties (other than any such failure resulting from the Participant’s Disability); (b) the Administrator’s determination that the Participant failed to carry out, or comply with any lawful and reasonable directive of the Board or the Participant’s immediate supervisor; (c) the Participant’s conviction, plea of no contest, plea of nolo contendere, or imposition of unadjudicated probation for any felony, indictable offense or crime involving moral turpitude; (d) the Participant’s unlawful use (including being under the influence) or possession of illegal drugs on the premises of the Company or a Subsidiary or while performing the Participant’s duties and responsibilities; or (e) the Participant’s commission of an act of fraud, embezzlement, misappropriation, willful or gross misconduct, or breach of fiduciary duty against the Company or a Subsidiary. Notwithstanding the foregoing, if the Participant is a party to a written employment or consulting agreement with the Company or a Subsidiary in which the term “cause” is defined, then “Cause” shall be as such term is defined in the applicable written employment or consulting agreement.

2.9 “Change in Control” shall mean the occurrence of any of the following events:

(a) A transaction or series of transactions (other than an offering of Shares to the general public through a registration statement filed with the Securities and Exchange Commission) whereby any “person” or related “group” of “persons” (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act) (other than (i) the Company or any Subsidiary, (ii) an employee benefit plan maintained by any of the foregoing entities, or (iii) a “person” that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company possessing more than fifty percent (50%) of the total combined voting power of the Company’s securities outstanding immediately after such acquisition; or

(b) Individuals who, as of the Effective Date, constitute the Board together with any new director(s) (other than a director designated by a person who shall have entered into an agreement with the Company to effect a transaction described in Section 2.9(a) or Section 2.9(c) hereof) whose election by the Board or nomination for election by the Company’s shareholders was approved by a vote of at least a majority of the directors then still in office who either were directors as of the Effective Time or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or

(c) The consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination, (y) a sale or other disposition of all or substantially all of the Company’s assets in any single transaction or series of related transactions or (z) the acquisition of assets or stock of another entity, in each case, other than a transaction:

(i) Which results in the Company’s voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company’s assets or otherwise succeeds to the business of the Company (the Company or such person, the “Successor Entity”)) directly or indirectly, at least a majority of the combined voting power of the Successor Entity’s outstanding voting securities immediately after the transaction, and

(ii) After which no person or group beneficially owns voting securities representing fifty percent (50%) or more of the combined voting power of the Successor Entity; provided, however, that no person or group shall be treated for purposes of this Section 2.9(c)(ii) as beneficially owning fifty percent (50%) or more of the combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction; or

(d) A liquidation or dissolution of the Company.

Notwithstanding the foregoing, if a Change in Control constitutes a payment event with respect to any Award (or any portion of an Award) that provides for the deferral of compensation that is subject to Section 409A of the Code, to the extent required to avoid the imposition of additional taxes under Section 409A of the Code, the transaction or event described in subsection (a), (b), (c) or (d) above with respect to such Award (or portion thereof) shall only constitute a Change in Control for purposes of the payment timing of such Award if such transaction also constitutes a “change in control event” (within the meaning of Section 409A of the Code). Consistent with the terms of this Section 2.9, the Administrator shall have full and final authority to determine conclusively whether a Change in Control of the Company has occurred pursuant to the above definition, the date of the occurrence of such Change in Control and any incidental matters relating thereto.

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2.10 “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, together with the regulations and official guidance promulgated thereunder, whether issued prior or subsequent to the grant of any Award.

2.11 “Committee” shall mean the Compensation Committee of the Board, or another committee or subcommittee of the Board described in Article 10 hereof.

2.12 “Common Stock” shall mean either the Series A Common Stock or the Series C Common Stock.

2.13 “Company” shall mean Presidio Property Trust, Inc., a Maryland corporation.

2.14 “Consultant” shall mean any consultant or advisor of the Company or any Subsidiary who qualifies as a consultant or advisor under the applicable rules of Form S-8 Registration Statement.

2.15 “Director” shall mean a member of the Board, as constituted from time to time.

2.16 “Dividend Equivalent” shall mean a right to receive the equivalent value (in cash or Shares) of dividends paid on Shares, awarded under Section 8.2 hereof.

2.17 “DRO” shall mean a “domestic relations order” as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended from time to time, or the rules thereunder.

2.18 “Effective Date” shall mean October 18, 2017.

2.19 “Eligible Individual” shall mean any person who is an Employee, a Consultant or a Non-Employee Director, as determined by the Administrator.

2.20 “Employee” shall mean any officer or other employee (within the meaning of Section 3401(c) of the Code) of the Company or any Subsidiary.

2.21 “Equity Restructuring” shall mean a nonreciprocal transaction between the Company and its shareholders, such as a stock dividend, stock split, spin-off, rights offering or recapitalization through a large, nonrecurring cash dividend, that affects the number or kind of Shares (or other securities of the Company) or the share price of Common Stock (or other securities) and causes a change in the per share value of the Common Stock underlying outstanding stock-based Awards.

2.22 “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

2.23 “Fair Market Value” shall mean, as of any given date, the value of a Share determined as follows:

(a) If the Common Stock is (i) listed on any established securities exchange (such as the New York Stock Exchange, the NASDAQ Global Market and the NASDAQ Global Select Market), (ii) listed on any national market system or (iii) listed, quoted or traded on any automated quotation system, its Fair Market Value shall be the closing sales price for a Share as quoted on such exchange or system for such date or, if there is no closing sales price for a Share on the date in question, the closing sales price for a Share on the last preceding date for which such quotation exists, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

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(b) If the Common Stock is not listed on an established securities exchange, national market system or automated quotation system, but the Common Stock is regularly quoted by a recognized securities dealer, its Fair Market Value shall be the mean of the high bid and low asked prices for such date or, if there are no high bid and low asked prices for a Share on such date, the high bid and low asked prices for a Share on the last preceding date for which such information exists, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(c) If the Common Stock is neither listed on an established securities exchange, national market system or automated quotation system nor regularly quoted by a recognized securities dealer, its Fair Market Value shall be established by the Administrator in good faith.

2.24 “Good Reason” shall mean (a) a change in the Participant’s position with the Company or a Subsidiary employing Participant that materially reduces the Participant’s authority, duties or responsibilities or the level of management to which he or she reports, (b) a material diminution in the Participant’s level of compensation (including base salary, fringe benefits and target bonuses under any corporate performance-based incentive programs) or (c) a relocation of the Participant’s place of employment by more than 50 miles, provided that such change, reduction or relocation is effected by the Company or a Subsidiary employing Participant without the Participant’s consent. Notwithstanding the foregoing, if Participant is a party to a written employment or consulting agreement with the Company or a Subsidiary employing Participant in which the term “good reason” is defined, then “Good Reason” shall be as such term is defined in the applicable written employment or consulting agreement.

2.25 “Individual Award Limit” shall mean the cash and share limits applicable to Awards granted under the Plan, as set forth in Section 3.3 hereof.

2.26 “Listing Date” shall have the meaning provided in Section 3.1(a) hereof.

2.27 “Non-Employee Director” shall mean a Director of the Company who is not an Employee.

2.28 “Non-Qualified Stock Option” shall mean an Option granted under the Plan that is not intended to qualify as an incentive stock option and conforms to the applicable provisions of Section 422 of the Code.

2.29 “Option” shall mean a right to purchase Shares at a specified exercise price, granted under Article 5 hereof. All Options granted under the Plan shall be Non-Qualified Stock Options.

2.30 “Organizational Documents” shall mean, collectively, (a) the Company’s articles of incorporation, certificate of incorporation, bylaws or other similar organizational documents relating to the creation and governance of the Company, and (b) the Committee’s charter or other similar organizational documentation relating to the creation and governance of the Committee.

2.31 “Other Incentive Award” shall mean an Award denominated in, linked to or derived from Shares or value metrics related to Shares, granted pursuant to Section 8.6 hereof.

2.32 “Participant” shall mean a person who has been granted an Award pursuant to the Plan.

2.33 “Performance Bonus Award” shall mean an Award that is granted under Section 8.1 hereof.

2.34 “Performance Share” shall mean a contractual right awarded under Section 8.5 hereof to receive a number of Shares or the Fair Market Value of such number of Shares in cash based on the attainment of specified performance goals or other criteria determined by the Administrator.

2.35 “Permitted Transferee” shall mean, with respect to a Participant, any “family member” of the Participant, as defined under the General Instructions to Form S-8 Registration Statement under the Securities Act or any successor Form thereto, or any other transferee specifically approved by the Administrator, after taking into account Applicable Law.

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2.36 “Plan” shall mean this Presidio Property Trust, Inc. Amended and Restated 2017 Incentive Award Plan, as it may be amended from time to time.

2.37 “Prior Plan” shall mean the Company’s 1999 Flexible Incentive Plan.

2.38 “Program” shall mean any program adopted by the Administrator pursuant to the Plan containing the terms and conditions intended to govern a specified type of Award granted under the Plan and pursuant to which such type of Award may be granted under the Plan.

2.39 “REIT” shall mean a real estate investment trust within the meaning of Sections 856 through 860 of the Code.

2.40 “Restricted Stock” shall mean an award of Shares made under Article 7 hereof that is subject to certain restrictions and may be subject to risk of forfeiture.

2.41 “Restricted Stock Unit” shall mean a contractual right awarded under Section 8.4 hereof to receive in the future a Share or the Fair Market Value of a Share in cash.

2.42 “Securities Act” shall mean the Securities Act of 1933, as amended.

2.43 “Series A Common Stock” shall mean the Series A common stock of the Company.

2.44 “Series C Common Stock” shall mean the Series C common stock of the Company.

2.45 “Share Limit” shall have the meaning provided in Section 3.1(a) hereof.

2.46 “Shares” shall mean shares of Common Stock.

2.47 “Stock Appreciation Right” shall mean an Award entitling the Participant (or other person entitled to exercise pursuant to the Plan) to exercise all or a specified portion thereof (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount determined by multiplying the difference obtained by subtracting the exercise price per share of such Award from the Fair Market Value on the date of exercise of such Award by the number of Shares with respect to which such Award shall have been exercised, subject to any limitations the Administrator may impose.

2.48 “Stock Payment” shall mean a payment in the form of Shares awarded under Section 8.3 hereof.

2.49 “Subsidiary” shall mean (a) a corporation, association or other business entity of which fifty percent (50%) or more of the total combined voting power of all classes of capital stock is owned, directly or indirectly, by the Company and/or by one or more Subsidiaries, (b) any partnership or limited liability company of which fifty percent (50%) or more of the equity interests are owned, directly or indirectly, by the Company and/or by one or more Subsidiaries, and (c) any other entity not described in clauses (a) or (b) above of which fifty percent (50%) or more of the ownership or the power (whether voting interests or otherwise), pursuant to a written contract or agreement, to direct the policies and management or the financial and the other affairs thereof, are owned or controlled by the Company and/or by one or more Subsidiaries.

2.50 “Substitute Award” shall mean an Award granted under the Plan in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock, in any case, upon the assumption of, or in substitution for, an outstanding equity award previously granted by a company or other entity that is a party to such transaction; provided, however, that in no event shall the term “Substitute Award” be construed to refer to an award made in connection with the cancellation and repricing of an Option or Stock Appreciation Right.

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2.51 “Termination of Service” shall mean, unless otherwise determined by the Administrator:

(a) As to a Consultant, the time when the engagement of a Participant as a Consultant to the Company and its Affiliates is terminated for any reason, with or without cause, including, without limitation, by resignation, discharge, death or retirement, but excluding terminations where the Consultant simultaneously commences or remains in employment and/or service as an Employee and/or Director with the Company or any Affiliate.

(b) As to a Non-Employee Director, the time when a Participant who is a Non-Employee Director ceases to be a Director for any reason, including, without limitation, a termination by resignation, failure to be elected, death or retirement, but excluding terminations where the Participant simultaneously commences or remains in employment and/or service as an Employee and/or Consultant with the Company or any Affiliate.

(c) As to an Employee, the time when the employee-employer relationship between a Participant and the Company and its Affiliates is terminated for any reason, including, without limitation, a termination by resignation, discharge, death, disability or retirement, but excluding terminations where the Participant simultaneously commences or remains in service as a Consultant and/or Director with the Company or any Affiliate.

The Administrator, in its sole discretion, shall determine the effect of all matters and questions relating to any Termination of Service, including, without limitation, whether a Termination of Service has occurred, whether any Termination of Service resulted from a discharge for cause and whether any particular leave of absence constitutes a Termination of Service. For purposes of the Plan, a Participant’s employee-employer relationship or consultancy relationship shall be deemed to be terminated in the event that the Affiliate employing or contracting with such Participant ceases to remain an Affiliate following any merger, sale of stock or other corporate transaction or event (including, without limitation, a spin-off).

ARTICLE 3.

SHARES SUBJECT TO THE PLAN

3.1 Number of Shares.

(a) Subject to Section 3.1(b) and Section 11.2 hereof, the aggregate number of Shares which may be issued or transferred pursuant to Awards under the Plan is 4,500,000 Shares (the “Share Limit”), which may be issued as Shares of Series A Common Stock or Shares of Series C Common Stock, as determined by the Administrator in its sole discretion and to the extent such series of Common Stock exists from time to time; provided, however, that, from and after the date on which the Series A Common Stock is listed on any established securities exchange (such as the New York Stock Exchange, the NASDAQ Global Market and the NASDAQ Global Select Market) (the “Listing Date”), only shares of Series A Common Stock may be issued pursuant to Awards hereunder. From and after the day immediately prior to the Listing Date, no additional awards will be granted under the Prior Plan. Following the Listing Date, any Shares that again become available for future grants of Awards under the Plan shall be treated as Series A Common Stock hereunder. The Share Limit shall be increased automatically on each of April 1st and October 1st of each year to 15% of the Company’s Shares outstanding if on such date 4,500,000 Shares constitutes less than 15% of the Company’s Shares outstanding.

(b) Notwithstanding Section 3.1(a): (i) Shares that are potentially deliverable under any Award that expires or is canceled, forfeited, settled in cash or otherwise terminated without a delivery of such Shares to the Participant (in whole or in part), shall, to the extent of such expiration, cancelation, forfeiture, cash settlement or termination, again be available for future grants of Awards under the Plan, (ii) Shares that have been issued in connection with any Award of Restricted Stock that are canceled or forfeited rather than vesting such that those Shares are returned to the Company shall again be available for future grants of Awards under the Plan, and (iii) Shares withheld by the Company in payment of the exercise price or taxes relating to any Award (provided that, to the extent such Shares were actually issued under such Award, such Shares must be immediately cancelled) shall again be available for future grants of Awards under the Plan. Notwithstanding anything to the contrary contained herein, the following Shares shall not be added back to the Share Limit and will not be available for future grants of Awards: (x) previously owned Shares not otherwise issued or issuable pursuant to an Award tendered by a Participant in payment of the exercise price or taxes relating to such Award; and (y) Shares purchased on the open market with the cash proceeds from the exercise of Options. The payment of Dividend Equivalents in cash in conjunction with any outstanding Awards shall not be counted against the Shares available for issuance under the Plan. Notwithstanding the provisions of this Section 3.1(b), from and after the Listing Date, no Shares shall again be available for future grants of Awards under the Plan pursuant to this Section 3.1(b) to the extent that such return of Shares would cause the Plan to contain a new “evergreen formula” or constitute a “material amendment” of the Plan subject to shareholder approval under then-applicable rules of the NASDAQ Global Market or the NASDAQ Global Select Market (or any other applicable exchange or quotation system).

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(c) Substitute Awards shall not reduce the Shares authorized for grant under the Plan, except to the extent required by reason of Section 422 of the Code. Additionally, in the event that a company acquired by the Company or any Affiliate, or with which the Company or any Affiliate combines, has shares available under a pre-existing plan approved by its shareholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for grant under the Plan to the extent that grants of Awards using such available shares are (i) permitted without shareholder approval under the rules of the principal securities exchange on which the Common Stock is then listed and (ii) made only to individuals who were not employed by or providing services to the Company or its Affiliates immediately prior to such acquisition or combination.

3.2 Stock Distributed. Any Shares distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Common Stock or issued Shares reacquired by the Company or treasury shares.

3.3 Limitation on Number of Shares Subject to Awards. Notwithstanding any provision in the Plan to the contrary, and subject to Section 11.2 hereof, (a) the maximum aggregate number of Shares with respect to one or more Awards that may be granted to any one person during any calendar year shall be 1,100,000 Shares, and (b) the maximum aggregate amount of cash that may be paid in cash to any one person during any calendar year with respect to one or more Awards initially payable in cash shall be $5,000,000 (together, the “Individual Award Limits”).

ARTICLE 4.

GRANTING OF AWARDS

4.1 Participation. The Administrator may, from time to time, select from among all Eligible Individuals, those to whom one or more Awards shall be granted and shall determine the nature and amount of each Award, which shall not be inconsistent with the requirements of the Plan. No Eligible Individual or other Person shall have any right to be granted an Award pursuant to the Plan.

4.2 Award Agreement. Each Award shall be evidenced by an Award Agreement stating the terms and conditions applicable to such Award, consistent with the requirements of the Plan and any applicable Program.

4.3 Limitations Applicable to Section 16 Persons. Notwithstanding anything contained herein to the contrary, with respect to any Award granted or awarded to any individual who is then subject to Section 16 of the Exchange Act, the Plan, any applicable Program and the applicable Award Agreement shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including Rule 16b-3 of the Exchange Act and any amendments thereto) that are requirements for the application of such exemptive rule, and such additional limitations shall be deemed to be incorporated by reference into such Award to the extent permitted by Applicable Law.

4.4 At-Will Service. Nothing in the Plan or in any Program or Award Agreement hereunder shall confer upon any Participant any right to continue as an Employee, Director or Consultant of the Company or any Affiliate, or shall interfere with or restrict in any way the rights of the Company or any Affiliate, which rights are hereby expressly reserved, to discharge any Participant at any time for any reason whatsoever, with or without cause, and with or without notice, or to terminate or change all other terms and conditions of any Participant’s employment or engagement, except to the extent expressly provided otherwise in a written agreement between the Participant and the Company or any Affiliate.

4.5 Stand-Alone and Tandem Awards. Awards granted pursuant to the Plan may, in the sole discretion of the Administrator, be granted either alone, in addition to, or in tandem with, any other Award granted pursuant to the Plan. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

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4.6 Non-Employee Director Compensation. Notwithstanding any provision to the contrary in the Plan, the Administrator may establish compensation for non-employee Directors from time to time, subject to the limitations in the Plan. The Administrator will from time to time determine the terms, conditions and amounts of all such non-employee Director compensation in its discretion and pursuant to the exercise of its business judgment, taking into account such factors, circumstances and considerations as it shall deem relevant from time to time, provided that the sum of any cash compensation, or other compensation, and the value (determined as of the grant date in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, or any successor thereto) of Awards granted to a Non-Employee Director as compensation for services as a Non-Employee Director during any calendar year of the Company may not exceed $500,000, increased to $800,000 in the calendar year of his or her initial service as a Non-Employee Director (the “Director Limit”). The Administrator may make exceptions to this limit for individual non-employee Directors in extraordinary circumstances, as the Administrator may determine in its discretion, provided that the non-employee Director receiving such additional compensation may not participate in the decision to award such compensation or in other contemporaneous compensation decisions involving non-employee Directors.

ARTICLE 5.

GRANTING OF OPTIONS AND STOCK APPRECIATION RIGHTS

5.1 Granting of Options and Stock Appreciation Rights to Eligible Individuals. The Administrator is authorized to grant Options and Stock Appreciation Rights to Eligible Individuals from time to time, in its sole discretion, on such terms and conditions as it may determine which shall not be inconsistent with the Plan.

5.2 Option and Stock Appreciation Right Exercise Price. The exercise price per Share subject to each Option and Stock Appreciation Right shall be set by the Administrator, but shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the date the Option or Stock Appreciation Right, as applicable, is granted. Notwithstanding the foregoing, in the case of an Option or Stock Appreciation Right that is a Substitute Award, the exercise price per share of the Shares subject to such Option or Stock Appreciation Right, as applicable, may be less than the Fair Market Value per share on the date of grant; provided that the exercise price of any Substitute Award shall be determined in accordance with the applicable requirements of Section 409A of the Code.

5.3 Option and SAR Term. The term of each Option and the term of each Stock Appreciation Right shall be set by the Administrator in its sole discretion; provided, however, that the term shall not be more than ten (10) years from the date the Option or Stock Appreciation Rights, as applicable, is granted. The Administrator shall determine the time period, including the time period following a Termination of Service, during which the Participant has the right to exercise the vested Options or Stock Appreciation Rights, which time period may not extend beyond the stated term of the Option or Stock Appreciation Right. Except as limited by the requirements of Section 409A of the Code, subject to the limitations set forth in the first sentence of this Section 6.3, the Administrator may extend the term of any outstanding Option or Stock Appreciation Right, and may extend the time period during which vested Options or Stock Appreciation Rights may be exercised, in connection with any Termination of Service of the Participant or otherwise, and may amend any other term or condition of such Option or Stock Appreciation Right relating to such a Termination of Service or otherwise.

5.4 Option and SAR Vesting.

(a) The terms and conditions pursuant to which an Option or Stock Appreciation Right vests in the Participant and becomes exercisable shall be determined by the Administrator and set forth in the applicable Award Agreement. Such vesting may be based on service with the Company or any Affiliate or any other criteria selected by the Administrator. At any time after the grant of an Option or Stock Appreciation Right, the Administrator may, in its sole discretion and subject to whatever terms and conditions it selects, accelerate the vesting of the Option or Stock Appreciation Right.

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(b) Unless otherwise determined by the Administrator in the Award Agreement, the applicable Program or by action of the Administrator following the grant of the Option or Stock Appreciation Right, no portion of an Option or Stock Appreciation Right which is unexercisable at a Participant’s Termination of Service shall thereafter become exercisable.

5.5 Substitution of Stock Appreciation Rights. The Administrator may, in its sole discretion, substitute an Award of Stock Appreciation Rights for an outstanding Option at any time prior to or upon exercise of such Option; provided, however, that such Stock Appreciation Rights shall be exercisable with respect to the same number of Shares for which such substituted Option would have been exercisable, and shall also have the same exercise price and remaining term as the substituted Option.

ARTICLE 6.

EXERCISE OF OPTIONS AND STOCK APPRECIATION RIGHTS

6.1 Exercise and Payment. An exercisable Option or Stock Appreciation Right may be exercised in whole or in part. However, an Option or Stock Appreciation Right shall not be exercisable with respect to fractional shares and the Administrator may require that, by the terms of the Option or Stock Appreciation Right, a partial exercise must be with respect to a minimum number of Shares. Payment of the amounts payable with respect to Stock Appreciation Rights pursuant to this Article 6 shall be in cash, Shares (based on its Fair Market Value as of the date the Stock Appreciation Right is exercised), or a combination of both, as determined by the Administrator.

6.2 Manner of Exercise. All or a portion of an exercisable Option or Stock Appreciation Right shall be deemed exercised upon delivery of all of the following to the Secretary of the Company, the stock plan administrator of the Company or such other person or entity designated by the Administrator, or his or its office, as applicable:

(a) A written or electronic notice complying with the applicable rules established by the Administrator stating that the Option or Stock Appreciation Right, or a portion thereof, is exercised. The notice shall be signed by the Participant or other person then entitled to exercise the Option or Stock Appreciation Right or such portion thereof;

(b) Such representations and documents as the Administrator, in its sole discretion, deems necessary or advisable to effect compliance with Applicable Law. The Administrator may, in its sole discretion, also take such additional actions as it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;

(c) In the event that the Option or Stock Appreciation Right shall be exercised pursuant to Section 9.3 hereof by any person or persons other than the Participant, appropriate proof of the right of such person or persons to exercise the Option or Stock Appreciation Right, as determined in the sole discretion of the Administrator; and

(d) Full payment of the exercise price and applicable withholding taxes for the Shares with respect to which the Option or Stock Appreciation Right, or portion thereof, is exercised, in a manner permitted by the Administrator in accordance with Sections 9.1 and 9.2 hereof.

ARTICLE 7.

RESTRICTED STOCK

7.1 Award of Restricted Stock.

(a) The Administrator is authorized to grant Restricted Stock to Eligible Individuals, and shall determine the terms and conditions, including the restrictions applicable to each award of Restricted Stock, which terms and conditions shall not be inconsistent with the Plan or any applicable Program, and may impose such conditions on the issuance of such Restricted Stock as it deems appropriate.

(b) The Administrator shall establish the purchase price, if any, and form of payment for Restricted Stock; provided, however, that if a purchase price is charged, such purchase price shall be no less than the par value of the Shares to be purchased, unless otherwise permitted by Applicable Law. In all cases, legal consideration shall be required for each issuance of Restricted Stock to the extent required by Applicable Law.

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7.2 Rights as Shareholders. Subject to Section 7.4 hereof, upon issuance of Restricted Stock, the Participant shall have, unless otherwise provided by the Administrator, all the rights of a shareholder with respect to said shares, subject to the restrictions in the Plan, an applicable Program or in the applicable Award Agreement, including the right to receive all dividends and other distributions paid or made with respect to the shares; provided, however, that, in the sole discretion of the Administrator, any extraordinary distributions with respect to the shares may be subject to the restrictions set forth in Section 7.3 hereof. In addition, subject to the requirements of Section 11.7, with respect to Restricted Stock that is subject to performance-based vesting, dividends which are paid prior to vesting shall only be paid out to the Participant to the extent that the performance-based vesting conditions are subsequently satisfied and the share of Restricted Stock vests.

7.3 Restrictions. All shares of Restricted Stock (including any shares received by Participants thereof with respect to shares of Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall be subject to such restrictions and vesting requirements as the Administrator shall provide in the applicable Program or Award Agreement. By action taken after the Restricted Stock is issued, the Administrator may, on such terms and conditions as it may determine to be appropriate, accelerate the vesting of such Restricted Stock by removing any or all of the restrictions imposed by the terms of any Program or by the applicable Award Agreement.

7.4 Repurchase or Forfeiture of Restricted Stock. Except as otherwise determined by the Administrator, if no purchase price was paid by the Participant for the Restricted Stock, upon a Termination of Service, the Participant’s rights in unvested Restricted Stock then subject to restrictions shall lapse and be forfeited, and such Restricted Stock shall be surrendered to the Company and cancelled without consideration on the date of such Termination of Service. If a purchase price was paid by the Participant for the Restricted Stock, upon a Termination of Service the Company shall have the right to repurchase from the Participant the unvested Restricted Stock then-subject to restrictions at a cash price per share equal to the price paid by the Participant for such Restricted Stock or such other amount as may be specified in an applicable Program or the applicable Award Agreement. The Administrator in its sole discretion may provide that, upon certain events, including without limitation a Change in Control, the Participant’s death, retirement or disability, any other specified Termination of Service or any other event, the Participant’s rights in unvested Restricted Stock shall not terminate, such Restricted Stock shall vest and cease to be forfeitable and, if applicable, the Company shall cease to have a right of repurchase.

7.5 Certificates/Book Entries for Restricted Stock. Restricted Stock granted pursuant to the Plan may be evidenced in such manner as the Administrator shall determine. Certificates or book entries evidencing shares of Restricted Stock must include an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, and the Company may, in its sole discretion, retain physical possession of any stock certificate until such time as all applicable restrictions lapse.

ARTICLE 8.

PERFORMANCE BONUS AWARDS; DIVIDEND EQUIVALENTS; STOCK

PAYMENTS; RESTRICTED STOCK UNITS; PERFORMANCE SHARES; OTHER

INCENTIVE AWARDS

8.1 Performance Bonus Awards. The Administrator may grant Awards in the form of a cash bonus (a “Performance Bonus Award”) payable upon the attainment of objective performance goals or such other criteria, whether or not objective, which are established by the Administrator, in each case on a specified date or dates or over any period or periods determined by the Administrator.

8.2 Dividend Equivalents.

(a) Subject to Section 8.2(b) hereof, Dividend Equivalents may be granted by the Administrator, either alone or in tandem with another Award, based on dividends declared on the Common Stock, to be credited as of dividend payment dates during the period between the date the Dividend Equivalents are granted to a Participant (or such other date as may be determined by the Administrator) and the date such Dividend Equivalents terminate or expire, as determined by the Administrator. Such Dividend Equivalents shall be converted to cash or additional Shares by such formula and at such time and subject to such limitations as may be determined by the Administrator. In addition, Dividend Equivalents with respect to an Award that is subject to performance-based vesting that are based on dividends paid prior to the vesting of such Award shall only be paid out to the Participant to the extent that the performance-based vesting conditions are subsequently satisfied and the Award vests.

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(b) Notwithstanding the foregoing, no Dividend Equivalents shall be payable with respect to Options or Stock Appreciation Rights.

8.3 Stock Payments. The Administrator is authorized to make one or more Stock Payments to any Eligible Individual. The number or value of Shares of any Stock Payment shall be determined by the Administrator and may be based upon one or more specific criteria, including service to the Company or any Affiliate, determined by the Administrator. Stock Payments may, but are not required to be made in lieu of base salary, bonus, fees or other cash compensation otherwise payable to such Eligible Individual.

8.4 Restricted Stock Units. The Administrator is authorized to grant Restricted Stock Units to any Eligible Individual. The number and terms and conditions of Restricted Stock Units shall be determined by the Administrator. The Administrator shall specify the date or dates on which the Restricted Stock Units shall become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate, including conditions based on one or more specific criteria, including service to the Company or any Affiliate, in each case, on a specified date or dates or over any period or periods, as determined by the Administrator. The Administrator shall specify, or may permit the Participant to elect, the conditions and dates upon which the Shares underlying the Restricted Stock Units shall be issued, which dates shall not be earlier than the date as of which the Restricted Stock Units vest and become nonforfeitable and which conditions and dates shall be consistent with the applicable provisions of Section 409A of the Code or an exemption therefrom. On the distribution dates, the Company shall issue to the Participant one unrestricted, fully transferable Share (or the Fair Market Value of one such Share in cash) for each vested and nonforfeitable Restricted Stock Unit.

8.5 Performance Share Awards. Any Eligible Individual selected by the Administrator may be granted one or more Performance Share awards which shall be denominated in a number or range of Shares and the vesting of which may be linked to any one or more specific performance criteria (in each case on a specified date or dates or over any period or periods determined by the Administrator) and/or time-vesting or other criteria, as determined by the Administrator.

8.6 Other Incentive Awards. The Administrator is authorized to grant Other Incentive Awards to any Eligible Individual, which Awards may cover Shares or the right to purchase Shares or have a value derived from the value of, or an exercise or conversion privilege at a price related to, or that are otherwise payable in or based on, Shares, shareholder value or shareholder return, in each case, on a specified date or dates or over any period or periods determined by the Administrator. Other Incentive Awards may be linked to any one or more specific performance criteria determined appropriate by the Administrator. Other Incentive Awards may be paid in cash, Shares, or a combination of cash and Shares, as determined by the Administrator.

8.7 Other Terms and Conditions. All applicable terms and conditions of each Award described in this Article 8, including without limitation, as applicable, the term, vesting conditions and exercise/purchase price applicable to the Award, shall be set by the Administrator in its sole discretion, provided, however, that the value of the consideration paid by a Participant for an Award shall not be less than the par value of a Share, unless otherwise permitted by Applicable Law.

8.8 Exercise upon Termination of Service. Awards described in this Article 8 are exercisable or distributable, as applicable, only while the Participant is an Employee, Director or Consultant, as applicable. The Administrator, however, in its sole discretion may provide that such Award may be exercised or distributed subsequent to a Termination of Service as provided under an applicable Program, Award Agreement, payment deferral election and/or in certain events, including without limitation, a Change in Control, the Participant’s death, retirement or disability or any other specified Termination of Service.

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ARTICLE 9.

ADDITIONAL TERMS OF AWARDS

9.1 Payment. The Administrator shall determine the method or methods by which payments by any Participant with respect to any Awards granted under the Plan shall be made, including, without limitation: (a) cash or check, (b) Shares (including, in the case of payment of the exercise price of an Award, Shares issuable pursuant to the exercise of the Award) held for such minimum period of time as may be established by the Administrator, in each case, having a Fair Market Value on the date of delivery equal to the aggregate payments required, (c) delivery of a written or electronic notice that the Participant has placed a market sell order with a broker with respect to Shares then-issuable upon exercise or vesting of an Award, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the aggregate payments required; provided, however, that payment of such proceeds is then made to the Company upon settlement of such sale, (d) other form of legal consideration acceptable to the Administrator, or (e) any combination of the foregoing. The Administrator shall also determine the methods by which Shares shall be delivered or deemed to be delivered to Participants. Notwithstanding any other provision of the Plan to the contrary, no Participant who is a Director or an “executive officer” of the Company within the meaning of Section 13(k) of the Exchange Act shall be permitted to make payment with respect to any Awards granted under the Plan, or continue any extension of credit with respect to such payment with a loan from the Company or a loan arranged by the Company in violation of Section 13(k) of the Exchange Act.

9.2 Tax Withholding. The Company and its Affiliates shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company or an Affiliate, an amount sufficient to satisfy federal, state, local and foreign taxes (including the Participant’s social security, Medicare and any other employment tax obligation) required by law to be withheld with respect to any taxable event concerning a Participant arising in connection with any Award. The Administrator may in its sole discretion and in satisfaction of the foregoing requirement or in satisfaction of such additional withholding obligations as a Participant may have elected allow a Participant to satisfy such obligations by any payment means described in Section 9.1 hereof, including without limitation, by allowing such Participant to elect to have the Company or an Affiliate withhold Shares otherwise issuable under an Award (or allow the surrender of Shares). The number of Shares which may be so withheld or surrendered shall be limited to the number of Shares which have a fair market value on the date of withholding or repurchase no greater than the aggregate amount of such liabilities based on the maximum individual statutory tax rate in the applicable jurisdictions at the time of such withholding for federal, state, local and foreign income tax and payroll tax purposes (or such other rate as may be required to avoid the liability classification of the applicable award under generally accepted accounting principles in the United States of America) and, to the extent such shares were acquired by the Participant from the Company as compensation, the Shares must have been held for the minimum period required by applicable accounting rules to avoid a charge to the Company’s earnings for financial reporting purposes; provided, that, such Shares shall be rounded up to the nearest whole Share to the extent rounding up to the nearest whole Share does not result in the liability classification of the applicable Award under generally accepted accounting principles in the United States of America. The Administrator shall determine the fair market value of the Shares, consistent with applicable provisions of the Code, for tax withholding obligations due in connection with a broker-assisted cashless Option or Stock Appreciation Right exercise involving the sale of Shares to pay the Option or Stock Appreciation Right exercise price or any tax withholding obligation.

9.3 Transferability of Awards.

(a) Except as otherwise provided in Section 9.3(b) or (c) hereof:

(i) No Award under the Plan may be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution or, subject to the consent of the Administrator, pursuant to a DRO, unless and until such Award has been exercised, or the Shares underlying such Award have been issued, and all restrictions applicable to such Shares have lapsed;

(ii) No Award or interest or right therein shall be liable for or otherwise subject to the debts, contracts or engagements of the Participant or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, hypothecation, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy) unless and until such Award has been exercised, or the Shares underlying such Award have been issued, and all restrictions applicable to such Shares have lapsed, and any attempted disposition of an Award prior to the satisfaction of these conditions shall be null and void and of no effect, except to the extent that such disposition is permitted by clause (i) of this provision; and

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(iii) During the lifetime of the Participant, only the Participant may exercise any exercisable portion of an Award granted to him under the Plan, unless it has been disposed of pursuant to a DRO. After the death of the Participant, any exercisable portion of an Award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Program or Award Agreement, be exercised by his personal representative or by any person empowered to do so under the deceased Participant’s will or under the then-applicable laws of descent and distribution.

(b) Notwithstanding Section 9.3(a) hereof, the Administrator, in its sole discretion, may determine to permit a Participant or a Permitted Transferee of such Participant to transfer an Award to any one or more Permitted Transferees of such Participant, subject to the following terms and conditions: (i) an Award transferred to a Permitted Transferee shall not be assignable or transferable by the Permitted Transferee (other than to another Permitted Transferee of the applicable Participant) other than by will or the laws of descent and distribution; (ii) an Award transferred to a Permitted Transferee shall continue to be subject to all the terms and conditions of the Award as applicable to the original Participant (other than the ability to further transfer the Award); and (iii) the Participant (or transferring Permitted Transferee) and the Permitted Transferee shall execute any and all documents requested by the Administrator, including without limitation, documents to (A) confirm the status of the transferee as a Permitted Transferee, (B) satisfy any requirements for an exemption for the transfer under applicable federal, state and foreign securities laws and (C) evidence the transfer.

(c) Notwithstanding Section 9.3(a) hereof, a Participant may, in the manner determined by the Administrator, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Program or Award Agreement applicable to the Participant, and to any additional restrictions deemed necessary or appropriate by the Administrator. If the Participant is married or a domestic partner in a domestic partnership qualified under Applicable Law and resides in a “community property” state, a designation of a person other than the Participant’s spouse or domestic partner, as applicable, as his beneficiary with respect to more than fifty percent (50%) of the Participant’s interest in the Award shall not be effective without the prior written or electronic consent of the Participant’s spouse or domestic partner. If no beneficiary has been designated or survives the Participant, payment shall be made to the person entitled thereto pursuant to the Participant’s will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is delivered to the Administrator in writing prior to the Participant’s death.

9.4 Conditions to Issuance of Shares.

(a) The Administrator shall determine the methods by which Shares shall be delivered or deemed to be delivered to Participants. Notwithstanding anything herein to the contrary, neither the Company nor its Affiliates shall be required to issue or deliver any certificates or make any book entries evidencing Shares pursuant to the exercise of any Award, unless and until the Administrator has determined, with advice of counsel, that the issuance of such Shares is in compliance with Applicable Law, and the Shares are covered by an effective registration statement or applicable exemption from registration. In addition to the terms and conditions provided herein, the Administrator may require that a Participant make such reasonable covenants, agreements, and representations as the Administrator, in its discretion, deems advisable in order to comply with any such Applicable Law.

(b) All Share certificates delivered pursuant to the Plan and all Shares issued pursuant to book entry procedures are subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with Applicable Law. The Administrator may place legends on any Share certificate or book entry to reference restrictions applicable to the Shares.

(c) The Administrator shall have the right to require any Participant to comply with any timing or other restrictions with respect to the settlement, distribution or exercise of any Award, including a window-period limitation, as may be imposed in the sole discretion of the Administrator.

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(d) No fractional Shares shall be issued and the Administrator shall determine, in its sole discretion, whether cash shall be given in lieu of fractional Shares or whether such fractional Shares shall be eliminated by rounding up or down.

(e) The Company, in its sole discretion, may (i) retain physical possession of any stock certificate evidencing Shares until any restrictions thereon shall have lapsed and/or (ii) require that the stock certificates evidencing such Shares be held in custody by a designated escrow agent (which may but need not be the Company) until the restrictions thereon shall have lapsed, and that the Participant deliver a stock power, endorsed in blank, relating to such Shares.

(f) Notwithstanding any other provision of the Plan, unless otherwise determined by the Administrator or required by Applicable Law, the Company and/or its Affiliates may, in lieu of delivering to any Participant certificates evidencing Shares issued in connection with any Award, record the issuance of Shares in the books of the Company (or, as applicable, its transfer agent or stock plan administrator).

9.5 Forfeiture and Claw-Back Provisions.

(a) Pursuant to its general authority to determine the terms and conditions applicable to Awards under the Plan, the Administrator shall have the right to provide, in the terms of Awards made under the Plan, or to require a Participant to agree by separate written or electronic instrument, that: (i) any proceeds, gains or other economic benefit actually or constructively received by the Participant upon any receipt or exercise of the Award, or upon the receipt or resale of any Shares underlying the Award, must be paid to the Company, and (ii) the Award shall terminate and any unexercised portion of the Award (whether or not vested) shall be forfeited, if (x) a Termination of Service occurs prior to a specified date, or within a specified time period following receipt or exercise of the Award, (y) the Participant at any time, or during a specified time period, engages in any activity in competition with the Company, or which is inimical, contrary or harmful to the interests of the Company, as further defined by the Administrator or (z) the Participant incurs a Termination of Service for Cause; and

(b) All Awards (including any proceeds, gains or other economic benefit actually or constructively received by a Participant upon any receipt or exercise of any Award or upon the receipt or resale of any Shares underlying the Award) shall be subject to the applicable provisions of any claw-back policy implemented by the Company, whether implemented prior to or after the grant of such Award, including without limitation, any claw-back policy adopted to comply with the requirements of Applicable Law, including without limitation, the Dodd-Frank Wall Street Reform and Consumer Protection Act and any rules or regulations promulgated thereunder, to the extent set forth in such claw-back policy and/or in the applicable Award Agreement.

9.6 Prohibition on Repricing. Subject to Section 11.2 hereof, the Administrator shall not, without the approval of the shareholders of the Company, (a) authorize the amendment of any outstanding Option or Stock Appreciation Right to reduce its price per share, or (b) cancel any Option or Stock Appreciation Right in exchange for cash or another Award when the Option or Stock Appreciation Right price per share exceeds the Fair Market Value of the underlying Shares. Subject to Section 11.2 hereof, the Administrator shall have the authority, without the approval of the shareholders of the Company, to amend any outstanding Award to increase the price per share or to cancel and replace an Award with the grant of an Award having a price per share that is greater than or equal to the price per share of the original Award.

9.7 Leave of Absence. Unless the Administrator provides otherwise, vesting of Awards granted hereunder shall not be suspended during any unpaid leave of absence.

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ARTICLE 10.

ADMINISTRATION

10.1 Administrator. The Committee (or another committee or a subcommittee of the Board assuming the functions of the Committee under the Plan) shall administer the Plan (except as otherwise permitted herein) and, unless otherwise determined by the Board, shall consist solely of two or more Non-Employee Directors of the Company appointed by and holding office at the pleasure of the Board, each of whom is intended to qualify as a “non-employee director” as defined by Rule 16b-3 of the Exchange Act, an “outside director” for purposes of Section 162(m) of the Code and an “independent director” under the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded, in each case, to the extent required under such provision; provided, however, that any action taken by the Committee shall be valid and effective, whether or not members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership set forth in this Section 10.1 or otherwise provided in the Organizational Documents. Except as may otherwise be provided in the Organizational Documents, appointment of Committee members shall be effective upon acceptance of appointment, Committee members may resign at any time by delivering written or electronic notice to the Board, and vacancies in the Committee may only be filled by the Board. Notwithstanding the foregoing, (a) the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to Awards granted to Non-Employee Directors of the Company and (b) the Board or Committee may delegate its authority hereunder to the extent permitted by Section 10.6 hereof.

10.2 Duties and Powers of Administrator. It shall be the duty of the Administrator to conduct the general administration of the Plan in accordance with its provisions. The Administrator shall have the power to interpret the Plan and all Programs and Award Agreements, and to adopt such rules for the administration, interpretation and application of the Plan and any Program as are not inconsistent with the Plan, to interpret, amend or revoke any such rules and to amend any Program or Award Agreement provided that the rights or obligations of the holder of the Award that is the subject of any such Program or Award Agreement are not materially adversely affected by such amendment, unless the consent of the Participant is obtained or such amendment is otherwise permitted under Section 9.5, Section 11.2, Section 11.7, Section 11.9 or Section 11.12 hereof. In its sole discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee in its capacity as the Administrator under the Plan except with respect to matters which under Rule 16b-3 under the Exchange Act, Section 162(m) of the Code or the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded are required to be determined in the sole discretion of the Committee.

10.3 Action by the Committee. Unless otherwise established by the Board or in the Organizational Documents or as required by Applicable Law, a majority of the Administrator shall constitute a quorum and the acts of a majority of the members present at any meeting at which a quorum is present, and acts approved in writing by all members of the Administrator in lieu of a meeting, shall be deemed the acts of the Administrator. Each member of the Administrator is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Affiliate, the Company’s independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

10.4 Authority of Administrator. Subject to any specific designation in the Plan and Applicable Law, the Administrator has the exclusive power, authority and sole discretion to:

(a) Designate Eligible Individuals to receive Awards;

(b) Determine the type or types of Awards to be granted to each Eligible Individual;

(c) Determine the number of Awards to be granted and the number of Shares to which an Award will relate;

(d) Determine the terms and conditions of any Award granted pursuant to the Plan, including, but not limited to, the exercise price, grant price, or purchase price, any performance criteria, any restrictions or limitations on the Award, any schedule for vesting, lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, and any provisions related to non-competition and recapture of gain on an Award, based in each case on such considerations as the Administrator in its sole discretion determines;

(e) Determine whether, to what extent, and under what circumstances an Award may be settled in, or the exercise price of an Award may be paid in cash, Shares, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

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(f) Prescribe the form of each Award Agreement, which need not be identical for each Participant;

(g) Determine as between the Company and any Subsidiary which entity will make payments with respect to an Award, consistent with applicable securities laws and other Applicable Law;

(h) Decide all other matters that must be determined in connection with an Award;

(i) Establish, adopt, or revise any Programs, rules and regulations as it may deem necessary or advisable to administer the Plan;

(j) Interpret the terms of, and any matter arising pursuant to, the Plan, any Program or any Award Agreement; and

(k) Make all other decisions and determinations that may be required pursuant to the Plan or as the Administrator deems necessary or advisable to administer the Plan.

10.5 Decisions Binding. The Administrator’s interpretation of the Plan, any Awards granted pursuant to the Plan, any Program, any Award Agreement and all decisions and determinations by the Administrator with respect to the Plan are final, binding, and conclusive on all parties.

10.6 Delegation of Authority. To the extent permitted by Applicable Law, the Board or Committee may from time to time delegate to a committee of one or more members of the Board or one or more officers of the Company the authority to grant or amend Awards or to take other administrative actions pursuant to this Article 10; provided, however, that in no event shall an officer of the Company be delegated the authority to grant Awards to, or amend Awards held by, the following individuals: (a) individuals who are subject to Section 16 of the Exchange Act, or (b) officers of the Company (or Directors) to whom authority to grant or amend Awards has been delegated hereunder; provided, further, that any delegation of administrative authority shall only be permitted to the extent it is permissible under the Organizational Documents and other Applicable Law. Any delegation hereunder shall be subject to the restrictions and limits that the Board or Committee specifies at the time of such delegation or that are otherwise included in the applicable Organizational Documents, and the Board or Committee, as applicable, may at any time rescind the authority so delegated or appoint a new delegatee. At all times, the delegatee appointed under this Section 10.6 shall serve in such capacity at the pleasure of the Board or the Committee, as applicable, and the Board or the Committee may abolish any committee at any time and re-vest in itself any previously delegated authority.

ARTICLE 11.

MISCELLANEOUS PROVISIONS

11.1 Amendment, Suspension or Termination of the Plan.

(a) Except as otherwise provided in this Section 11.1, the Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board; provided that, except as provided in Section 11.12 hereof, no amendment, suspension or termination of the Plan shall, without the consent of the Participant, impair any rights or obligations under any Award theretofore granted or awarded, unless the Award itself otherwise expressly so provides.

(b) Notwithstanding Section 11.1(a), the Administrator may not, except as provided in Section 11.2, take any of the following actions without the approval of the Company’s shareholders given within twelve (12) months before or after the action by the Administrator: (i) reduce the price per share of any outstanding Option or Stock Appreciation Right granted under the Plan, or (ii) cancel any Option or Stock Appreciation Right in exchange for cash or another Award in violation of Section 9.6 hereof. Shareholder approval of any amendment to the Plan shall be obtained to the extent required under Applicable Law.

(c) Unless sooner terminated as provided herein, the Plan shall terminate on the tenth (10th) anniversary of the Effective Date. After the Plan is terminated, no future Awards may be granted, but Awards previously granted shall remain outstanding in accordance with their applicable terms and conditions and the Plan’s terms and conditions.

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11.2 Changes in Common Stock or Assets of the Company, Acquisition or Liquidation of the Company and Other Corporate Events.

(a) In the event of any stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to shareholders, or any other change affecting the shares of the Company’s stock or the share price of the Company’s stock other than an Equity Restructuring, the Administrator may make equitable adjustments, if any, to reflect such change with respect to (i) the aggregate number and kind of shares that may be issued under the Plan (including, but not limited to, adjustments of the Share Limit, the Individual Award Limits and the Director Limit); (ii) the number and kind of Shares (or other securities or property) subject to outstanding Awards; (iii) the terms and conditions of any outstanding Awards (including, without limitation, any applicable performance targets or criteria with respect thereto); and/or (iv) the grant or exercise price per share for any outstanding Awards under the Plan.

(b) In the event of any transaction or event described in Section 11.2(a) hereof or any unusual or nonrecurring transactions or events affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or of changes in Applicable Law or Applicable Accounting Standards, the Administrator, in its sole discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in Applicable Law or Applicable Accounting Standards:

(i) To provide for the termination of any such Award in exchange for an amount of cash and/or other property, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Participant’s rights (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction or event described in this Section 11.2, the Administrator determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant’s rights, then such Award may be terminated by the Company without payment);

(ii) To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and applicable exercise or purchase price;

(iii) To make adjustments in the number and type of securities subject to outstanding Awards and Awards which may be granted in the future and/or in the terms, conditions and criteria included in such Awards (including the grant or exercise price, as applicable);

(iv) To provide that such Award shall be exercisable or payable or fully vested with respect to all securities covered thereby, notwithstanding anything to the contrary in the Plan or an applicable Program or Award Agreement;

(v) To replace such Award with other rights or property selected by the Administrator in its sole discretion; and/or

(vi) To provide that the Award cannot vest, be exercised or become payable after such event.

(c) In connection with the occurrence of any Equity Restructuring, and notwithstanding anything to the contrary in Sections 11.2(a) and 11.2(b) hereof:

(i) The number and type of securities subject to each outstanding Award and the exercise price or grant price thereof, if applicable, shall be equitably adjusted; and/or

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(ii) The Administrator shall make such equitable adjustments, if any, as the Administrator in its discretion may deem appropriate to reflect such Equity Restructuring with respect to the aggregate number and kind of shares that may be issued under the Plan (including, but not limited to, adjustments to the Share Limit and the Individual Award Limits.

The adjustments provided under this Section 11.2(c) shall be nondiscretionary and shall be final and binding on the affected Participant and the Company.

(d) Except as may otherwise be provided in any applicable Award Agreement or other written agreement entered into between the Company (or an Affiliate) and a Participant, if a Change in Control occurs and a Participant’s outstanding Awards are not continued, converted, assumed, or replaced by the surviving or successor entity in such Change in Control, then, immediately prior to the Change in Control, such outstanding Awards, to the extent not continued, converted, assumed, or replaced, shall become fully vested and, as applicable, exercisable, and all forfeiture, repurchase and other restrictions on such Awards shall lapse. Upon, or in anticipation of, a Change in Control, the Administrator may cause any and all Awards outstanding hereunder to terminate at a specific time in the future, including but not limited to the date of such Change in Control, and shall give each Participant the right to exercise such Awards during a period of time as the Administrator, in its sole and absolute discretion, shall determine. For the avoidance of doubt, if the value of an Award that is terminated in connection with this Section 11.2(d) is zero or negative at the time of such Change in Control, such Award shall be terminated upon the Change in Control without payment of consideration therefor.

(e) The Administrator may, in its sole discretion, include such further provisions and limitations in any Award, agreement or certificate, as it may deem equitable and in the best interests of the Company that are not inconsistent with the provisions of the Plan.

(f) Unless otherwise determined by the Administrator, no adjustment or action described in this Section 11.2 or in any other provision of the Plan shall be authorized to the extent it would (i) cause the Plan to violate Section 422(b)(1) of the Code, (ii) result in short-swing profits liability under Section 16 of the Exchange Act or violate the exemptive conditions of Rule 16b-3 of the Exchange Act, or (iii) cause an Award to fail to be exempt from or comply with Section 409A of the Code.

(g) The existence of the Plan, any Program, any Award Agreement and/or any Award granted hereunder shall not affect or restrict in any way the right or power of the Company, the shareholders of the Company or any Affiliate to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s or such Affiliate’s capital structure or its business, any merger or consolidation of the Company or any Affiliate, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock, the securities of any Affiliate or the rights thereof or which are convertible into or exchangeable for Common Stock or securities of any Affiliate, or the dissolution or liquidation of the Company or any Affiliate, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

(h) In the event of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to shareholders, or any other change affecting the Shares or the share price of the Common Stock including any Equity Restructuring, for reasons of administrative convenience, the Company in its sole discretion may refuse to permit the exercise of any Award during a period of thirty (30) days prior to the consummation of any such transaction.

11.3 No Shareholder Rights. Except as otherwise provided herein or in an applicable Program or Award Agreement, a Participant shall have none of the rights of a shareholder with respect to Shares covered by any Award until the Participant becomes the record owner of such Shares.

11.4 Paperless Administration. In the event that the Company establishes, for itself or using the services of a third party, an automated system for the documentation, granting or exercise of Awards, such as a system using an internet website or interactive voice response, then the paperless documentation, granting or exercise of Awards by a Participant may be permitted through the use of such an automated system.

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11.5 Section 83(b) Election. No Participant may make an election under Section 83(b) of the Code with respect to any Award under the Plan without the consent of the Administrator, which the Administrator may grant or withhold in its sole discretion. If, with the consent of the Administrator, a Participant makes an election under Section 83(b) of the Code to be taxed with respect to the Award as of the date of transfer of the Award rather than as of the date or dates upon which the Participant would otherwise be taxable under Section 83(a) of the Code, the Participant shall be required to deliver a copy of such election to the Company promptly after filing such election with the Internal Revenue Service.

11.6 Grant of Awards to Certain Employees or Consultants. The Company or any Subsidiary may provide through the establishment of a formal written policy or otherwise for the method by which Shares or other securities of the Company may be issued and by which such Shares or other securities and/or payment therefor may be exchanged or contributed among such entities, or may be returned upon any forfeiture of Shares or other securities by the Participant.

11.7 REIT Status. The Plan shall be interpreted and construed in a manner consistent with the Company’s status as a REIT. No Award shall be granted or awarded, and with respect to any Award granted under the Plan, such Award shall not vest, be exercisable or be settled:

(a) to the extent that the grant, vesting, exercise or settlement of such Award could cause the Participant or any other person to be in violation of the Aggregate Stock Ownership Limit or the Common Stock Ownership Limit (each, as defined in the Company’s Organizational Documents, as amended from time to time) or any other provision of Article 7 of the Company’s Organizational Documents; provided, however, that an Excepted Holder would be permitted to own Shares in excess of such limits provided that such Shares are not in excess of the Excepted Holder Limit for such Excepted Holder (each as defined in the Company’s charter, as amended from time to time); or

(b) if, in the discretion of the Administrator, the grant, vesting, exercise or settlement of such Award could impair the Company’s status as a REIT.

11.8 Effect of Plan upon Other Compensation Plans. The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company or any Affiliate. Nothing in the Plan shall be construed to limit the right of the Company or any Affiliate: (a) to establish any other forms of incentives or compensation for Employees, Directors or Consultants of the Company or any Affiliate or (b) to grant or assume options or other rights or awards otherwise than under the Plan in connection with any proper corporate purpose including without limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, limited liability company, firm or association.

11.9 Compliance with Laws. The Plan, the granting and vesting of Awards under the Plan, the issuance and delivery of Shares and the payment of money under the Plan or under Awards granted or awarded hereunder are subject to compliance with all Applicable Law and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under the Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all Applicable Law. The Administrator, in its sole discretion, may take whatever actions it deems necessary or appropriate to effect compliance with Applicable Law, including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars. Notwithstanding anything to the contrary herein, the Administrator may not take any actions hereunder, and no Awards shall be granted, that would violate Applicable Law. To the extent permitted by Applicable Law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such Applicable Law.

11.10 Titles and Headings, References to Sections of the Code or Exchange Act. The titles and headings of the sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control. References to sections of the Code or the Exchange Act shall include any amendment or successor thereto.

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11.11 Governing Law. The Plan and any Programs or Award Agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of Maryland without regard to conflicts of laws thereof.

11.12 Section 409A. To the extent that the Administrator determines that any Award granted under the Plan is subject to Section 409A of the Code, the Plan, any applicable Program and the Award Agreement covering such Award shall be interpreted in accordance with Section 409A of the Code. Notwithstanding any provision of the Plan to the contrary, in the event that, following the Effective Date, the Administrator determines that any Award may be subject to Section 409A of the Code, the Administrator may adopt such amendments to the Plan, any applicable Program and the Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Administrator determines are necessary or appropriate to avoid the imposition of taxes on the Award under Section 409A of the Code, either through compliance with the requirements of Section 409A of the Code or with an available exemption therefrom. The Company makes no representations or warranties as to the tax treatment of any Award under Section 409A or otherwise. The Company shall have no obligation under this Section 11.12 or otherwise to take any action (whether or not described herein) to avoid the imposition of taxes, penalties or interest under Section 409A with respect to any Award and shall have no liability to any Participant or any other person if any Award, compensation or other benefits under the Plan are determined to constitute non-compliant, “nonqualified deferred compensation” subject to the imposition of taxes, penalties and/or interest under Section 409A.

11.13 No Rights to Awards. No Eligible Individual or other person shall have any claim to be granted any Award pursuant to the Plan, and neither the Company nor the Administrator is obligated to treat Eligible Individuals, Participants or any other persons uniformly.

11.14 Unfunded Status of Awards. The Plan is intended to be an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Program or Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any Affiliate.

11.15 Indemnification. To the extent allowable pursuant to Applicable Law and the Company’s charter and bylaws, each member of the Board and any officer or other employee to whom authority to administer any component of the Plan is delegated shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he may be a party or in which he may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him in satisfaction of judgment in such action, suit, or proceeding against him or her; provided, however, that he gives the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Organizational Documents, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

11.16 Relationship to other Benefits. No payment pursuant to the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Affiliate except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.

11.17 Expenses. The expenses of administering the Plan shall be borne by the Company and its Affiliates.

* * * * *

I hereby certify that the foregoing Plan was duly adopted by the Board of Directors of Presidio Property Trust, Inc. on [      ], 2025 and by the stockholders of Presidio Property Trust, Inc. on ___________, 2025.

[SIGNATURE PAGE FOLLOWS]

A-20

Executed on this ____ day of _____, 2025.

Name:
Title:

[Signature Page to Amended and Restated 2017 Incentive Award Plan]

A-21

Appendix B

PRESIDIO PROPERTY TRUST, INC.

ARTICLES OF AMENDMENT

Presidio Property Trust, Inc., a Maryland corporation (the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST: Section 6.1 of the charter of the Corporation is hereby amended to increase the number of shares of preferred stock, par value $0.01 per share, that the Corporation has authority to issue from 1,000,000 shares to 2,000,000 shares.

SECOND: The total number of shares of capital stock which the Corporation had authority to issue immediately prior to the foregoing amendment of the charter was 110,001,000 shares, consisting of 109,001,000 shares of common stock, $0.01 per share, of which 100,000,000 shares are designated as Series A Common Stock, 1,000 shares are designated as Series B Common Stock and 9,000,000 shares are designated as Series C Common Stock, and 1,000,000 shares of preferred stock, par value $0.01 per share, all 1,000,000 of which are designated as 9.375% Series D Cumulative Redeemable Perpetual Preferred Stock. The aggregate par value of all authorized shares of capital stock having par value was $1,100,010.

THIRD: The total number of shares of capital stock which the Corporation has authority to issue pursuant to the foregoing amendment of the charter is 111,001,000 shares, consisting of 109,001,000 shares of common stock, $0.01 per share, of which 100,000,000 shares are designated as Series A Common Stock, 1,000 shares are designated as Series B Common Stock and 9,000,000 shares are designated as Series C Common Stock, and 2,000,000 shares of preferred stock, par value $0.01 per share, of which 1,000,000 shares are designated as 9.375% Series D Cumulative Redeemable Perpetual Preferred Stock. The aggregate par value of all authorized shares of capital stock having par value is $1,110,010.

FOURTH: The information required by Section 2-607(b)(2)(i) of the Maryland General Corporation Law is not changed by the foregoing amendment of the charter.

FIFTH: The foregoing amendment of the charter was approved by a majority of the entire Board of Directors of the Corporation and approved by the stockholders of the Corporation as required by law.

FIFTH: These Articles of Amendment shall become effective at 4:00 p.m., Eastern Time, on _______, 2025.

SIXTH: The undersigned acknowledges these Articles of Amendment to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties of perjury.

[SIGNATURE PAGE FOLLOWS]

B-1

IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be signed in its name and on its behalf by its President and Chief Executive Officer and attested to by its Chief Financial Officer on this ___ day of ____________, 2025.

ATTEST:		PRESIDIO PROPERTY TRUST, INC.

By:
Name:	Ed Bentzen	Name:	Jack K. Heilbron
Title:	Chief Financial Officer	Title:	President and Chief Executive Officer

B-2

Appendix C

PRESIDIO PROPERTY TRUST, INC.

ARTICLES OF AMENDMENT

Presidio Property Trust, Inc., a Maryland corporation (the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST: The charter of the Corporation is hereby amended by deleting the second sentence of Section 5.2.2 of Article V and inserting in lieu thereof:

“As provided in the Bylaws, stockholders shall have the right to cumulate votes for the election of directors where the names of candidates are placed in nomination prior to commencement of the voting and a stockholder gives advance notice of the stockholder’s intention to cumulate votes in accordance with the advance notice period set forth in the Bylaws for the nomination of individuals for election to the Board of Directors or the proposal of other business at such annual meeting of stockholders.”

SECOND: The amendment to the charter of the Corporation as set forth above has been duly advised by the Board of Directors and approved by the stockholders of the Corporation as required by law.

THIRD: There has been no increase in the authorized shares of stock of the Corporation effected by the amendment to the Charter as hereinabove set forth.

FOURTH: The information required by Section 2-607(b)(2)(i) of the Maryland General Corporation Law is not changed by the foregoing amendment of the charter.

FIFTH: These Articles of Amendment shall become effective at 4:00 p.m., Eastern Time, on _______, 2025.

SIXTH: The undersigned acknowledges these Articles of Amendment to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties of perjury.

[SIGNATURE PAGE FOLLOWS]

C-1

IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be signed in its name and on its behalf by its President and Chief Executive Officer and attested to by its Chief Financial Officer on this day of ____________, 2025.

ATTEST:		PRESIDIO PROPERTY TRUST, INC.

By:
Name:	Ed Bentzen	Name:	Jack K. Heilbron
Title:	Chief Financial Officer	Title:	President and Chief Executive Officer

C-2

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/SQFT2025**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V71765-P28499 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

PRESIDIO PROPERTY TRUST, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Elect Jennifer A. Barnes and Tracie Hager as directors to serve until the 2028 Annual Meeting of Stockholders and until their successors are duly elected and qualified	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Jennifer A. Barnes
02) Tracie Hager

The Board of Directors recommends you vote FOR the following proposals:

The Board of Directors recommends you vote 3 years on the following proposal:

	1 Year	2 Years	3 Years	Abstain
7. Provide an advisory vote on the frequency of the advisory vote on executive compensation	☐	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice of the Annual Meeting, Proxy Statement and 2024 Annual Report
are available at www.proxyvote.com.

V71766-P28499

PRESIDIO PROPERTY TRUST, INC.

ANNUAL MEETING OF STOCKHOLDERS
JUNE 2, 2025, 8:30 A.M. PACIFIC TIME

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder(s) hereby appoint(s) Jack K. Heilbron and Ed Bentzen, or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this proxy, all of the shares of common stock of Presidio Property Trust, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 8:30 A.M. Pacific Time, on June 2, 2025, at www.virtualshareholdermeeting.com/SQFT2025, and any postponement or adjournment thereof. The undersigned hereby acknowledge(s) receipt of the Notice of Annual Meeting of Stockholders and the accompanying Proxy Statement, the terms of each of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to such meeting or any postponement or adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. The votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holders on any other matter that may properly come before the Annual Meeting or any postponement or adjournment thereof.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE